Exhibit 10.1 Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 1 of 60 EXECUTION COPY UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF NEW YORK x In re AMERICAN REALTY CAPITAL : Civil Action No. 1:15-mc-00040-AKH PROPERTIES, INC. LITIGATION : : CLASS ACTION : This Document Relates To: : : ALL ACTIONS. : x STIPULATION OF SETTLEMENT

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 2 of 60 EXECUTION COPY This Stipulation of Settlement, dated September 30, 2019 (the “Stipulation”), is made and entered into by and among the following: (i) Lead Plaintiff TIAA (“TIAA”), on behalf of itself and the Class, by and through Lead Counsel in the Litigation; and (ii) VEREIT, Inc. (f/k/a American Realty Capital Properties, Inc. (“ARCP”)) (“VEREIT, Inc.”) and ARC Properties Operating Partnership, L.P. (n/k/a VEREIT Operating Partnership, L.P.) (“VEREIT OP” and, with VEREIT, Inc., collectively “VEREIT”); Nicholas S. Schorsch (“Schorsch”); Brian S. Block (“Block”); David Kay (“Kay”); Lisa P. McAlister (“McAlister”); Scott J. Bowman; Peter M. Budko (“Budko”); Brian D. Jones; William M. Kahane (“Kahane”); Edward M. Weil (“Weil”); Lisa Beeson (“Beeson”); Scott P. Sealy, Sr.; Thomas A. Andruskevich; Leslie D. Michelson; Edward G. Rendell; William G. Stanley; Bruce D. Frank; AR Capital, LLC (“AR Capital”); ARC Properties Advisors, LLC (“ARC Advisors”); Realty Capital Securities, LLC; Grant Thornton LLP (“Grant Thornton”); and Barclays Capital Inc., BMO Capital Markets Corp., Capital One Securities, Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Janney Montgomery Scott, LLC, JMP Securities LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Ladenburg Thalmann & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC (f/k/a Mizuho Securities USA Inc.), Morgan Stanley & Co. LLC, Piper Jaffray & Co., PNC Capital Markets LLC, RBS Securities Inc., Robert W. Baird & Co. Incorporated, and Wells Fargo Securities, LLC (collectively, the “Third-Party Underwriter Defendants” and with all other defendants listed in this clause (ii), collectively, the “Defendants”), by and through their counsel of record in the Litigation.1 The Stipulation is intended to fully, finally, and forever resolve, discharge, 1 All capitalized terms not otherwise defined shall have the meanings ascribed to them in §IV.1 herein. - 1 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 3 of 60 EXECUTION COPY and settle the Released Claims, subject to the approval of the Court and the terms and conditions set forth in this Stipulation. I. THE LITIGATION The Litigation is currently pending in the United States District Court for the Southern District of New York before the Honorable Alvin K. Hellerstein (the “Court”). The initial complaint in this action was filed on October 30, 2014. On February 13, 2015, the Court appointed TIAA as Lead Plaintiff and Robbins Geller Rudman & Dowd LLP (“Robbins Geller”) as Lead Counsel. Plaintiffs’ Third Amended Class Action Complaint for Violations of the Federal Securities Laws (“Complaint”) was filed on September 30, 2016. The Complaint alleges that the Defendants violated the Securities Act of 1933 and/or the Securities Exchange Act of 1934 by making materially false and misleading statements or omitting to state material facts necessary to make statements made by Defendants in public filings and other public statements not misleading. Among other things, Plaintiffs allege that VEREIT improperly and artificially inflated its reported Adjusted Funds From Operations (“AFFO”), a common measurement of REIT performance. Plaintiffs further allege that when the true facts regarding the alleged misstatements were revealed, artificial inflation was removed from the price of ARCP Securities damaging members of the Class. Defendants deny each and all of Plaintiffs’ allegations. Defendants contend that they did not make any false or misleading statements and that they disclosed all information required to be disclosed by the federal securities laws. The parties vigorously litigated this case for nearly five years. The parties briefed and argued two rounds of motions to dismiss the Class’s claims. After the Court denied the motions to dismiss in substantial part, the parties engaged in extensive fact and class-related discovery which included the exchange of over 12 million pages of documents and the taking of more than 50 depositions, - 2 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 4 of 60 EXECUTION COPY including Class Representatives, Defendants, and non-parties. Additionally, after briefing and a full- day evidentiary hearing where the Court heard evidence from the parties’ respective expert witnesses concerning the applicability of the fraud-on-the-market reliance presumption and the Plaintiffs’ ability to construct a damages model in this matter, the Court certified the Class on August 31, 2017. On that same day, the Court also granted summary judgment in favor of Defendants on Count VII of the Complaint, a claim under Section 11 of the Securities Act of 1933 based on a September 2014 registration of senior notes. After the close of fact discovery on December 28, 2018, the parties briefed and argued 13 motions for summary judgment, which were granted in part and denied in part on May 10, 2019. After summary judgment was resolved, the parties then engaged in expert discovery, exchanging reports from, and deposing, 21 experts who submitted reports. In advance of the trial in this matter, set for January 21, 2020, the parties also briefed 45 motions in limine and 17 motions to exclude expert testimony under Daubert. During the course of the Litigation, the parties engaged a neutral third-party mediator and held direct settlement discussions. Over a period of nearly three years, Lead Counsel met in person with the mediator and counsel for one or more Defendants on multiple occasions, and convened various teleconferences. On August 21, 2019, the Settling Parties agreed to settle the Litigation in return for a cash payment of $1,025,000,000 for the benefit of the Class, including a $738.5 million payment by VEREIT, $225 million payment by or caused by AR Capital, ARC Advisors, Schorsch, Budko, Kahane, and Weil (inclusive of the thirty-one million, nine hundred seventy-two thousand, nine hundred and thirty-four dollars ($31,972,934) already deemed to be in VEREIT’s custody, which $31,972,934 VEREIT will cause to be contributed to the Settlement Fund), $12.5 million payment by Block and $49 million payment by Grant Thornton, subject to approval by the Court. - 3 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 5 of 60 EXECUTION COPY This Stipulation (together with the Exhibits hereto) reflects the final and binding agreement between the Settling Parties. II. LEAD PLAINTIFF’S CLAIMS AND THE BENEFITS OF SETTLEMENT Lead Plaintiff and Lead Counsel believe that the claims asserted in the Litigation have merit and that the evidence developed to date supports the claims asserted therein. However, Lead Plaintiff and Lead Counsel recognize the expense and risk of continued proceedings necessary to prosecute the Litigation against Defendants through trial and post-trial appeals. Lead Plaintiff and Lead Counsel also have taken into account the uncertain outcome and the risk of litigation, especially in complex actions such as this Litigation, as well as the difficulties and delays inherent in such litigation. Lead Plaintiff and Lead Counsel also are mindful of the inherent problems of proof under and possible defenses to the securities law violations asserted in the Litigation. Lead Plaintiff and Lead Counsel believe that the Settlement set forth in this Stipulation confers substantial benefits upon the Class. Based on their evaluation, Lead Plaintiff and Lead Counsel have determined that the Settlement set forth in this Stipulation is in the best interests of Lead Plaintiff and the Class. III. DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY Throughout this Litigation, Defendants have denied, and continue to deny, any and all allegations of fault, liability, wrongdoing, or damages whatsoever arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Litigation. Defendants also have denied, and continue to deny, among other allegations, the allegations that Plaintiffs or the Class have suffered any damages, or that Plaintiffs or the Class were harmed by the conduct alleged in the Litigation or that could have been alleged as part of the Litigation. In addition, Defendants maintain that they have meritorious defenses to all claims alleged in the Litigation. Defendants’ decision to settle the Litigation is based on the conclusion that it is desirable that the Litigation be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation, - 4 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 6 of 60 EXECUTION COPY and that it would be beneficial to avoid the burden, inconvenience, and expense associated with continuing the Litigation, and the uncertainty and risks inherent in any litigation, especially in complex cases like this Litigation.2 IV. TERMS OF THE STIPULATION AND AGREEMENT OF SETTLEMENT NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among Lead Plaintiff (for itself and the Class Members) and Defendants, by and through their counsel, that, subject to the approval of the Court pursuant to Rule 23(e) of the Federal Rules of Civil Procedure, in consideration of the benefits flowing to the parties from the Settlement, the Litigation and the Released Claims shall be finally and fully compromised, settled, and released, and the Litigation shall be dismissed with prejudice, as to all Settling Parties, upon and subject to the terms and conditions of this Stipulation, as follows: 1. Definitions As used in this Stipulation the following terms, when capitalized, have the meanings specified below: 1.1 “AR Capital Parties” means AR Capital, ARC Advisors, Schorsch, Budko, Kahane, and Weil. 1.2 “AR Capital Parties’ Counsel” means Kellogg, Hansen, Todd, Figel & Frederick, P.L.L.C. (“Kellogg”) and Paul, Weiss, Rifkind, Wharton & Garrison LLP (“Paul, Weiss”), or any successor counsel to any or all of the AR Capital Parties should Kellogg and/or Paul, Weiss no longer be providing counsel to any or all of the AR Capital Parties in connection with the matters herein. 2 Notwithstanding the foregoing, McAlister, and only McAlister, acknowledges, as she has at other times in the Litigation, her plea of guilty to certain offenses in United States v. Lisa McAlister, 16-cr-00653 (S.D.N.Y.), and does not intend anything in the foregoing to be inconsistent with her plea. - 5 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 7 of 60 EXECUTION COPY 1.3 “ARCP Securities” means the common stock, preferred stock, and debt securities of American Realty Capital Properties, Inc. (n/k/a VEREIT, Inc.) or ARC Properties Operating Partnership, L.P. (n/k/a VEREIT Operating Partnership, L.P.). 1.4 “Authorized Claimant” means any Class Member who submits a valid claim that is accepted for payment by the Claims Administrator. 1.5 “Block’s Counsel” means Steptoe & Johnson LLP, or any successor counsel to Block should Steptoe & Johnson LLP no longer be providing counsel to Block in connection with the matters herein. 1.6 “Claim(s)” means a paper claim submitted on a Proof of Claim and Release form or an electronic claim that is submitted to the Claims Administrator. 1.7 “Claims Administrator” means Gilardi & Co. LLC. 1.8 “Class” means all Persons who purchased or otherwise acquired ARCP Securities between February 28, 2013 and October 29, 2014. Excluded from the Class are: Defendants, members of the immediate families of each of the Defendants, any person, firm, trust, corporation, officer, director or other individual or entity in which any Defendant has a controlling interest or which is related to or affiliated with any Defendant, and the legal representatives, agents, affiliates, heirs, successors-in-interest, or assigns of any such excluded party. For the avoidance of doubt, this exclusion does not extend to: (1) any investment company or pooled investment fund in which a Third-Party Underwriter Defendant may have a direct or indirect interest, or as to which its affiliates may act as an advisor, but of which a Third-Party Underwriter Defendant or its respective affiliates is not a majority owner or does not hold a majority beneficial interest; or (2) any employee benefit plan as to which a Third-Party Underwriter Defendant or its affiliates acts as an investment advisor or otherwise may be a fiduciary; provided, however, that membership in the Class by such investment company, pooled investment fund or employee benefit plan is limited to transactions in - 6 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 8 of 60 EXECUTION COPY ARCP Securities made on behalf of, or for the benefit of, persons other than persons that are excluded from the Class by definition. In other words, the Third-Party Underwriter Defendants cannot make a claim on their own behalf for their ownership share in any of the above entities. The Class also excludes any person or entity that entered into a settlement agreement or otherwise provided a release to any Defendant relating to or arising from the purchase or other acquisition of ARCP Securities prior to October 29, 2014. Also excluded from the Class is any Class Member that validly and timely requested exclusion in accordance with the requirements set by the Court in connection with the Notice of Pendency of Class Action previously provided to the Class. 1.9 “Class Member” or “Member of the Class” mean a Person who falls within the definition of the Class as set forth in ¶1.8 above. 1.10 “Class Period” means the period between February 28, 2013 and October 29, 2014. 1.11 “Class Representatives” means Lead Plaintiff together with Sheet Metal Workers’ National Pension Fund, Union Asset Management Holding AG, Corsair Select 100 L.P., Corsair Select Master Fund, Ltd., Corsair Capital Partners L.P., Corsair Select L.P., Corsair Capital Partners 100 L.P., Corsair Capital Investors, Ltd., the New York City Employees’ Retirement System, the New York City Police Pension Fund, the New York City Police Officers’ Variable Supplements Fund, the Board of Education Retirement System of the City of New York, the Teachers’ Retirement System of the City of New York, the Teachers’ Retirement System of the City of New York Variable A, the New York City Fire Department Pension Fund, the New York City Fire Officers’ Variable Supplements Fund, the New York City Fire Fighters’ Variable Supplements Fund, the City of Tampa General Employees Retirement Fund, the IRA FBO John Esposito, Noah Bender, Simon Abadi, Paul Matten and Mitchell and Bonnie Ellis. 1.12 “Defendants’ Counsel” means, collectively, the law firms of Milbank LLP (“Milbank”); Morris, Manning & Martin, LLP; Becker, Glynn, Muffly, Chassin & Hosinski LLP; Kellogg, Hansen, Todd, Figel & Frederick, P.L.L.C.; Shearman & Sterling LLP; Steptoe & Johnson LLP; Weil, Gotshal & Manges LLP; Kirkland & Ellis LLP; Zuckerman Spaeder LLP; Petrillo Klein - 7 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 9 of 60 EXECUTION COPY & Boxer LLP; Winget, Spadafora & Schwartzberg LLP; Paul, Weiss, Rifkind, Wharton & Garrison LLP; and Sidley Austin LLP. 1.13 “Derivative Action” means the action captioned Witchko v. Schorsch, No. 1:15-cv- 06043-AKH pending in the United States District Court for the Southern District of New York. 1.14 “Derivative Settlement” means the settlement entered into by the parties in the Derivative Action pursuant to a stipulation submitted to the Court contemporaneously herewith. 1.15 “Effective Date,” or the date upon which this Settlement becomes “effective,” means the first date by which all of the events and conditions specified in ¶7.1 of the Stipulation have been met and have occurred or have been waived. 1.16 “Escrow Agent” means the law firm of Robbins Geller Rudman & Dowd LLP or its successor(s). 1.17 “Final” means, with respect to any order or Judgment of the Court, that such order or Judgment represents a final and binding determination of all issues within its scope and has not been reversed, vacated, or modified in any way and is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking appellate review. Without limitation, an order or Judgment becomes final when: (a) either no appeal therefrom has been filed and the time has passed for any notice of appeal to be timely filed therefrom; or (b) an appeal has been filed and either (i) the court of appeals has either affirmed the order or Judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (ii) a higher court has granted further appellate review and that court has either affirmed the underlying order or Judgment or affirmed the court of appeals’ decision affirming the Judgment or dismissing the appeal. For purposes of this paragraph, an “appeal” shall include any motion for reconsideration or rehearing or petition for a writ of certiorari or other writ that may be filed in connection with approval or disapproval of this Settlement. Any appeal or proceeding seeking subsequent judicial review pertaining solely to an - 8 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 10 of 60 EXECUTION COPY order issued with respect to: (i) attorneys’ fees, costs, or expenses or awards to Lead Plaintiff or other Class Representatives, (ii) the Plan of Allocation (as submitted or subsequently modified), or (iii) the procedures for determining Authorized Claimants’ recognized claims, shall not in any way delay, affect, or preclude the time set forth above for the Judgment to become Final, or otherwise preclude the Judgment from becoming Final. 1.18 “Grant Thornton’s Counsel” means Sidley Austin LLP or any successor counsel to Grant Thornton should Sidley Austin no longer be providing counsel to Grant Thornton in connection with the matters herein. 1.19 “Judgment” means the Order and Final Judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit B, as well as any form of final judgment that may be entered by the Court in a form other than the form attached hereto as Exhibit B and where none of the Settling Parties elects to terminate this Settlement by reason of such variance, consistent with the terms of this Stipulation. 1.20 “Lead Counsel” means the law firm of Robbins Geller Rudman & Dowd LLP. 1.21 “Lead Plaintiff” means Teachers Insurance and Annuity Association of America, College Retirement Equities Fund, TIAA-CREF Equity Index Fund, TIAA-CREF Real Estate Securities Fund, TIAA-CREF Large Cap Value Index Fund, TIAA-CREF Small Cap Blend Index Fund, TIAA-CREF Life Real Estate Securities Fund, TIAA-CREF Life Equity Index Fund, and TIAA-CREF Bond Index Fund. 1.22 “Litigation” means the consolidated actions captioned In re American Realty Capital Properties, Inc. Litigation, No. 1:15-mc-00040-AKH pending in the United States District Court for the Southern District of New York. 1.23 “Net Settlement Fund” means the Settlement Fund less: (i) any Court-awarded attorneys’ fees, expenses, costs and charges (including awards to Plaintiffs pursuant to 15 U.S.C. §78u-4(a)(4) in connection with their representation of the Class), and interest thereon; (ii) Notice - 9 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 11 of 60 EXECUTION COPY and Administration Expenses; (iii) Taxes and Tax Expenses; and (iv) other Court-approved deductions. 1.24 “Person(s)” means an individual, corporation (including all its divisions and subsidiaries thereof), limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, limited liability company, joint venture, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and all of their respective spouses, heirs, beneficiaries, executors, administrators, predecessors, successors, representatives, or assignees. 1.25 “Plaintiffs” means Lead Plaintiff and Class Representatives. 1.26 “Plaintiffs’ Counsel” means Lead Counsel and any attorney or firm who has appeared in the Litigation on behalf of any of the Plaintiffs or the Class. 1.27 “Plan of Allocation” means a plan or formula of allocation of the Net Settlement Fund whereby the Net Settlement Fund shall be distributed to Authorized Claimants. Any Plan of Allocation is not part of this Stipulation and neither Defendants nor their Related Parties shall have any responsibility or liability with respect thereto. 1.28 “Proof of Claim and Release” means the Proof of Claim and Release form for submitting a Claim, which, subject to approval of the Court, shall be substantially in the form attached hereto as Exhibit A-2. A Class Member must complete and submit the Proof of Claim and Release should that Class Member seek to share in a distribution of the Net Settlement Fund. 1.29 “Related Parties” means each Defendant’s respective present and former parents, subsidiaries, divisions, controlling persons, associates, entities and affiliates and each and all of their respective present and former employees, members, partners, principals, officers, directors, controlling shareholders, agents, attorneys, advisors (including financial or investment advisors), accountants, auditors, consultants, underwriters, investment bankers, commercial bankers, entities providing fairness opinions, general or limited partners or partnerships, limited liability companies, - 10 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 12 of 60 EXECUTION COPY members, joint ventures and insurers and reinsurers of each of them; as well as the predecessors, successors, assigns, estates, immediate family members, spouses, heirs, executors, trusts, trustees, administrators, agents, legal or personal representatives, assigns, and assignees of each of them, in their capacity as such. 1.30 “Released Claims” means any and all rights, liabilities, suits, debts, obligations, demands, damages, losses, judgment matters, issues, claims (including Unknown Claims), and causes of action of every nature and description whatsoever, in law, equity, or otherwise, whether accrued or unaccrued, fixed or contingent, liquidated or unliquidated, whether arising under federal, state, local, statutory, common law, foreign law, or any other law, rule, or regulation, and whether class and/or individual in nature, concerning, based on, arising out of, or in connection with both: (i) the purchase or other acquisition of ARCP Securities by Lead Plaintiff or any other Class Member during the period between February 28, 2013 and October 29, 2014; and (ii) the allegations, transactions, acts, facts, matters, occurrences, disclosures, statements, filings, representations, omissions, or events that were or could have been alleged or asserted in the Litigation. Released Claims do not include claims to enforce the Settlement, any shareholder derivative claims on behalf of ARCP, or governmental agency actions against the Released Persons. 1.31 “Released Defendants’ Claims” means any and all claims and causes of action of every nature and description whatsoever, including both known claims and Unknown Claims, that arise out of, are based upon, or relate in any way to the institution, prosecution, or settlement of the claims against Defendants in the Litigation, except for claims relating to the enforcement of the Settlement. 1.32 “Released Persons” means each and all of the Defendants and their Related Parties. 1.33 “Releasing Plaintiff Party” or “Releasing Plaintiff Parties” means Lead Counsel and each and every plaintiff, Class Member, and counsel to any plaintiff, and each of their respective - 11 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 13 of 60 EXECUTION COPY past or present trustees, officers, directors, partners, employees, contractors, accountants, auditors, principals, agents, attorneys, predecessors, successors, assigns, representatives, affiliates, insurers, parents, subsidiaries, general or limited partners or partnerships, and limited liability companies; and the spouses, members of the immediate families, representatives, and heirs of any Releasing Plaintiff Party who is an individual, as well as any trust of which any Releasing Plaintiff Party is the settlor or which is for the benefit of any of their immediate family members. Releasing Plaintiff Parties does not include any Person who timely and validly sought exclusion from the Class, or any purchaser or acquirer of any ARCP Securities which settled, compromised or otherwise resolved any claims against any Released Persons related to such purchaser’s or acquirer’s acquisition of ARCP Securities. 1.34 “Settlement” means the resolution of the Litigation in accordance with the terms and provisions of this Stipulation. 1.35 “Settlement Amount” means One Billion Twenty-five Million Dollars (U.S. $1,025,000,000.00) to be paid by check(s) and/or wire transfer(s) to the Escrow Agent pursuant to ¶2.2 of this Stipulation. 1.36 “Settlement Fund” means the Settlement Amount plus all interest and accretions thereto. 1.37 “Settlement Hearing” means the hearing set by the Court under Rule 23(e)(2) of the Federal Rules of Civil Procedure to consider final approval of the Settlement. 1.38 “Settling Parties” means, collectively, Defendants and Lead Plaintiff, on behalf of itself and the Class. 1.39 “Supplemental Agreement” means the Supplemental Agreement dated September 8, 2019 between TIAA and VEREIT. 1.40 “Tax” or “Taxes” mean any and all taxes, fees, levies, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any governmental authority, including, but not limited to, any local, state, and federal taxes. - 12 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 14 of 60 EXECUTION COPY 1.41 “Unknown Claims” means (a) any and all Released Claims which the Releasing Plaintiff Parties do not know or suspect to exist in his, her, or its favor at the time of the release of the Released Persons, which, if known by him, her, or it, might have affected his, her, or its settlement with and release of the Released Persons, or might have affected his, her, or its decision(s) with respect to the Settlement, including, but not limited to, whether or not to object to this Settlement or seek exclusion from the Class; and (b) any and all Released Defendants’ Claims that the Released Persons do not know or suspect to exist in his, her, or its favor at the time of the release of the Plaintiffs, the Class and Plaintiffs’ Counsel, which, if known by him, her, or it, might have affected his, her, or its settlement and release of Plaintiffs, the Class and Plaintiffs’ Counsel. With respect to (a) any and all Released Claims against the Released Persons, and (b) any and all Released Defendants’ Claims against Plaintiffs, the Class and Plaintiffs’ Counsel, the Settling Parties stipulate and agree that, upon the Effective Date, the Settling Parties shall expressly waive and each Releasing Plaintiff Party and Released Person shall be deemed to have, and by operation of the Judgment shall have expressly waived, the provisions, rights, and benefits of California Civil Code §1542, which provides: A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party. The Settling Parties shall expressly waive and each Releasing Plaintiff Party and Released Person shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code §1542. The Releasing Plaintiff Parties and Released Persons acknowledge that they may hereafter discover facts in addition to or different from those which he, she, it or their counsel now knows or believes to be true with respect to the subject matter of the Released Claims or Released Defendants’ Claims, but (a) the Releasing Plaintiff Parties shall expressly fully, finally, and forever waive, - 13 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 15 of 60 EXECUTION COPY compromise, settle, discharge, extinguish, and release, and each Releasing Plaintiff Party shall be deemed to have waived, compromised, settled, discharged, extinguished, and released, and upon the Effective Date, and by operation of the Judgment shall have waived, compromised, settled, discharged, extinguished, and released, fully, finally, and forever, any and all Released Claims against the Released Persons, known or unknown, suspected or unsuspected, contingent or non- contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts, legal theories, or authorities, and (b) the Released Persons shall expressly fully, finally, and forever waive, compromise, settle, discharge, extinguish, and release, and upon the Effective Date, and by operation of the Judgment shall have waived, compromised, settled, discharged, extinguished, and released, fully, finally, and forever, any and all Released Defendants’ Claims against the Plaintiffs, the Class and Plaintiffs’ Counsel, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts, legal theories, or authorities. The Settling Parties acknowledge, and the Releasing Plaintiff Parties and Released Persons shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is an essential element of the Settlement of which this release is a part. - 14 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 16 of 60 EXECUTION COPY 1.42 “VEREIT’s Counsel” means Milbank LLP (“Milbank”), or any successor counsel to VEREIT should Milbank no longer be providing counsel to VEREIT in connection with the matters herein. 2. The Settlement 2.1 The obligations incurred pursuant to the Stipulation are: (a) subject to approval by the Court and the Judgment becoming Final; (b) subject to approval of the Derivative Settlement by the Court; and (c) in full and final disposition of the Litigation with respect to the Releasing Plaintiff Parties and Released Persons and any and all Released Claims and Released Defendants’ Claims upon and subject to the terms and conditions set forth herein. 2.2 Certain Defendants shall pay the Settlement Amount of one billion twenty-five million dollars ($1,025,000,000). The contributions to the Settlement Amount will be as follows: i. VEREIT shall contribute seven hundred thirty-eight million five hundred thousand dollars ($738,500,000); ii. AR Capital, ARC Advisors, Schorsch, Budko, Kahane, and Weil shall contribute, or cause to be contributed, two hundred twenty-five million dollars ($225,000,000) (inclusive of the thirty-one million, nine hundred seventy-two thousand, nine hundred and thirty-four dollars ($31,972,934) already deemed to be in VEREIT’s custody, which $31,972,934 VEREIT will cause to be contributed to the Settlement Fund); iii. Block shall contribute twelve million five hundred thousand dollars ($12,500,000); and iv. Grant Thornton shall contribute forty-nine million dollars ($49,000,000). 2.3 Within ten (10) calendar days of the later of (i) entry of an order permitting notice to be provided to the Class in connection with the Class Settlement pursuant to Federal Rule of Civil Procedure 23, and (ii) entry of an order permitting notice to be provided in connection with the Derivative Settlement pursuant to Federal Rule of Civil Procedure 23.1, Defendants listed in ¶ 2.2 (i- - 15 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 17 of 60 EXECUTION COPY iv), and only those Defendants, shall pay the Settlement Amount to the Escrow Agent plus the interest associated therewith at the rate of 2.5% per annum, which shall begin accruing on October 15, 2019 with respect to a particular Defendant for any portion of the Settlement Amount that such Defendant has not paid to the Escrow Agent by that date, and shall cease accruing with respect to such Defendant on the date the Settlement Amount is paid to the Escrow Agent. 2.4 In the event any Defendant fails to make the contribution(s) provided for in ¶2.2 within the time period provided for in ¶2.3, Lead Plaintiff shall have the right to terminate and cancel the Settlement on behalf of itself and the Class with respect to: (i) the Settlement in its entirety; or (ii) any Defendant that fails to make the contribution amount as provided for in ¶2.2 within the time period as provided for in ¶2.3. Lead Plaintiff may terminate and cancel the Settlement in toto or as to a particular Defendant by providing written notice of its election to do so to the other parties to this Stipulation. 2.5 Other than the obligation to pay or cause to be paid the Settlement Amount into the Settlement Fund set forth in ¶2.2 within the time period set forth in ¶2.3, the Released Persons shall have no responsibility for, interest in, or liability whatsoever with respect to: (i) any act, omission, or determination by Lead Counsel or the Claims Administrator, or any of their respective designees, in connection with the administration of the Settlement or otherwise; (ii) the management, investment, or distribution of the Settlement Fund; (iii) the Plan of Allocation; (iv) the determination, administration, calculation, or payment of any Claims asserted against the Settlement Fund; (v) any loss suffered by, or fluctuation in value of, the Settlement Fund; or (vi) the payment or withholding of any Taxes, expenses, and/or costs incurred in connection with the taxation of the Settlement Fund, distributions or other payments from the Escrow Account, or the filing of any federal, state, or local returns. - 16 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 18 of 60 EXECUTION COPY 2.6 Other than the obligation to cause the payment of the Settlement Amount in accordance with the terms of ¶¶2.2 and 2.3, Defendants shall have no obligation to make any other payments into the Escrow Account, to any Class Member or to Plaintiffs pursuant to the Stipulation. a. Condition Precedent 2.7 The Settlement is conditioned on the Court granting final approval of each of the Settlement and the Derivative Settlement, and approval of the Settlement (but not the Derivative Settlement) becoming Final. Approval of the Settlement becomes Final when the conditions set forth in ¶1.17 are satisfied. Approval of the Derivative Settlement becomes final within the meaning of this ¶2.7 when the District Court enters judgment approving the Derivative Settlement, but does not require the exhaustion of any appeals or the time for such appeals having run. b. The Escrow Agent 2.8 The Escrow Agent shall invest the Settlement Amount deposited pursuant to ¶2.2 hereof in United States Agency or Treasury Securities or other instruments backed by the Full Faith & Credit of the United States Government or an Agency thereof, or fully insured by the United States Government or an Agency thereof and shall reinvest the proceeds of these instruments as they mature in similar instruments at their then-current market rates. All risks related to the investment of the Settlement Fund in accordance with the investment guidelines set forth in this paragraph shall be borne by the Settlement Fund, and the Released Persons shall have no responsibility for, interest in, or liability whatsoever with respect to investment decisions or the actions of the Escrow Agent, or any transactions executed by the Escrow Agent. Provided the Escrow Agent invests the Settlement Fund as set forth herein, the Escrow Agent shall have no liability whatsoever with respect to any investment decision made in connection with the Settlement Fund. - 17 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 19 of 60 EXECUTION COPY 2.9 The Escrow Agent shall not disburse the Settlement Fund except as provided in this Stipulation, by an order of the Court, or with the prior written agreement of VEREIT’s Counsel, Grant Thornton’s Counsel, AR Capital Parties’ Counsel, Block’s Counsel, and Lead Counsel. 2.10 Subject to further order(s) and/or directions as may be made by the Court, or as provided in this Stipulation, the Escrow Agent is authorized to execute such transactions as are consistent with the terms of this Stipulation and shall incur no liability whatsoever for doing so. The Released Persons shall have no responsibility for, interest in, or liability whatsoever with respect to the actions of the Escrow Agent, or any transaction executed by the Escrow Agent. 2.11 All funds held by the Escrow Agent shall be deemed and considered to be in custodia legis of the Court, and shall remain subject to the jurisdiction of the Court, until such time as such funds shall be distributed pursuant to this Stipulation and/or further order(s) of the Court. 2.12 Notwithstanding the fact that the Effective Date of the Settlement has not yet occurred, Lead Counsel may pay from the Settlement Fund, without further approval from Defendants and/or order of the Court, costs and expenses actually incurred in connection with providing notice of the Settlement to the Class by mail, publication, and other means, locating Class Members, assisting with the submission of Claims, processing Proof of Claim and Release forms, administering the Settlement, and paying escrow taxes, fees and costs, if any, up to a maximum of $2.25 million (“Notice and Administration Expenses”). The $2.25 million maximum only applies to such costs and expenses paid prior to the Effective Date. After the Effective Date, Lead Counsel may pay all of the costs and expenses actually incurred in connection with the administration of the Settlement Fund without further order of the Court. In the event that the Settlement does not become Final, any money paid or incurred for the above purposes, including any related fees, shall not be returned or repaid to Defendants or their insurers. - 18 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 20 of 60 EXECUTION COPY 2.13 It shall be Lead Counsel’s responsibility to disseminate the Notice, Proof of Claim and Release, and Summary Notice to the Class in accordance with this Stipulation and as ordered by the Court. The Released Persons shall have no responsibility for or liability whatsoever with respect to the Notice and Administration Expenses, nor shall they have any responsibility or liability whatsoever for any claims with respect thereto, including any claims that may arise from any failure of the notice process. The Escrow Agent through the Settlement Fund, shall indemnify and hold each of the Released Persons and their counsel harmless for any Notice and Administration Expenses. c. Taxes 2.14 (a) The Settling Parties and the Escrow Agent agree to treat the Settlement Fund as being at all times a “qualified settlement fund” within the meaning of Treas. Reg. §1.468B-1, and the regulations promulgated thereunder. The Settling Parties and the Escrow Agent further agree that the Settlement Fund shall be established pursuant to the Court’s subject matter jurisdiction within the meaning of Treas. Reg. §1.468B-1(c)(1). In addition, the Escrow Agent shall timely make such elections as necessary or advisable to carry out the provisions of this ¶2.14, including the “relation-back election” (as defined in Treas. Reg. §1.468B-1) back to the earliest permitted date. Such elections shall be made in compliance with the procedures and requirements contained in such regulations. It shall be the responsibility of the Escrow Agent to timely and properly prepare and deliver the necessary documentation for signature by all necessary parties, and thereafter to cause the appropriate filing to occur. (b) For the purpose of §1.468B of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, the “administrator” (as defined in Treas. Reg. §1.468B-2(k)(3)) shall be the Escrow Agent. The Escrow Agent shall timely and properly file all - 19 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 21 of 60 EXECUTION COPY informational and other federal, state, or local tax returns necessary or advisable with respect to the earnings on the Settlement Fund (including, without limitation, the returns described in Treas. Reg. §1.468B-2(k)). Such returns (as well as the elections described in ¶2.14(a) hereof) shall be consistent with this ¶2.14 and in all events shall reflect that all Taxes (including any estimated Taxes, interest, or penalties) on the income earned by the Settlement Fund shall be paid out of the Settlement Fund as provided in ¶2.14(c) hereof. (c) All (i) Taxes (including any estimated Taxes, interest, or penalties) arising with respect to the income earned by the Settlement Fund, including any Taxes or tax detriments that may be imposed upon the Released Persons or their counsel with respect to any income earned by the Settlement Fund for any period, after the deposit of the Settlement Amount, during which the Settlement Fund does not qualify as a “qualified settlement fund” for federal or state income tax purposes, and (ii) expenses and costs incurred in connection with the operation and implementation of this ¶2.14 (including, without limitation, expenses of tax attorneys and/or accountants and mailing and distribution costs and expenses relating to filing (or failing to file) the returns described in this ¶2.14) (“Tax Expenses”), shall be paid out of the Settlement Fund; in all events the Released Persons and their counsel shall have no liability or responsibility whatsoever for the Taxes or the Tax Expenses. The Escrow Agent, through the Settlement Fund, shall indemnify and hold each of the Released Persons and their counsel harmless for Taxes and Tax Expenses (including, without limitation, Taxes payable by reason of any such indemnification). Further, Taxes and Tax Expenses shall be treated as, and considered to be, a cost of administration of the Settlement Fund and shall be timely paid by the Escrow Agent out of the Settlement Fund without prior order from the Court and the Escrow Agent shall be authorized (notwithstanding anything herein to the contrary) to withhold from distribution to Authorized Claimants any funds necessary to pay such amounts, including the establishment of adequate reserves for any Taxes and Tax Expenses (as well as any amounts that may be required to be withheld under Treas. Reg. §1.468B-2(l)(2)); neither the Released Persons nor their counsel are responsible nor shall they have any liability for any Taxes or Tax Expenses. The - 20 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 22 of 60 EXECUTION COPY Settling Parties hereto agree to cooperate with the Escrow Agent, each other, and their tax attorneys and accountants to the extent reasonably necessary to carry out the provisions of this ¶2.14. 2.15 The Settlement is non-recapture, i.e., it is not a claims-made settlement. If this Settlement is finally approved, the Defendants will have no ability to get back any of the Settlement Fund for any reason. d. Termination of Settlement 2.16 In the event that the Settlement is not approved, or is terminated, canceled, or the Effective Date otherwise fails to occur for any reason, including, without limitation, in the event the Judgment does not become Final or the Derivative Settlement is not granted final approval by the Court, the Settlement Fund less Notice and Administration Expenses or Taxes or Tax Expenses paid, incurred, or due and owing pursuant to ¶¶2.12 and 2.14 hereof in connection with the Settlement provided for herein, shall be refunded pursuant to written instructions from Defendants’ Counsel in accordance with ¶7.4 herein. 2.17 VEREIT may elect to terminate the Settlement in the event that valid requests for exclusion from the Class exceed a criteria previously agreed upon in the Supplemental Agreement. If the Court requires the filing of the Supplemental Agreement, VEREIT and TIAA shall request that it be filed under seal, and no party to this Stipulation will oppose that request. 3. Preliminary Approval Order and Settlement Hearing 3.1 Promptly after execution of this Stipulation, Lead Counsel shall submit this Stipulation together with its Exhibits to the Court forthwith for entry of an order (the “Preliminary Approval Order”), substantially in the form of Exhibit A attached hereto, requesting, inter alia, the preliminary approval of the Settlement set forth in this Stipulation and approval for the mailing of a settlement notice (the “Notice”) and publication of a summary notice (“Summary Notice”), substantially in the forms of Exhibits A-1 and A-3 attached hereto. The Notice shall include the general terms of the Settlement set forth in this Stipulation, the proposed Plan of Allocation, the - 21 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 23 of 60 EXECUTION COPY general terms of the Fee and Expense Application, as defined in ¶6.1 hereof, and the date of the Settlement Hearing as defined below. 3.2 Lead Counsel shall request that, after notice is given and not earlier than one hundred (100) calendar days after the Court issues preliminary approval of the proposed Settlement, the Court hold a hearing (the “Settlement Hearing”) and approve the Settlement of the Litigation as set forth herein. At or after the Settlement Hearing, Lead Counsel also will request that the Court approve the proposed Plan of Allocation and the Fee and Expense Application. 3.3 The Settling Parties agree that they will request that the Court hold a hearing on final approval of the Settlement prior to any hearing on final approval of the Derivative Settlement. 4. Releases 4.1 Upon the Effective Date, as defined in ¶1.15 hereof, Lead Plaintiff shall, and each and every Releasing Plaintiff Party shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever waived, released, relinquished, discharged, and dismissed each and every one of the Released Claims against each and every one of the Released Persons and shall forever be barred and enjoined from commencing, instituting, prosecuting, or maintaining any and all of the Released Claims against any and all of the Released Persons, whether or not such Releasing Plaintiff Party executes and delivers the Proof of Claim and Release or shares in the Net Settlement Fund. Claims to enforce the terms of this Stipulation are not released. 4.2 Any Proof of Claim and Release that is executed by Class Members shall release all Released Claims against the Released Persons and shall be substantially in the form contained in Exhibit A-2 attached hereto. 4.3 Upon the Effective Date, the Releasing Plaintiff Parties will be forever barred and enjoined from commencing, instituting, prosecuting, or continuing to prosecute any action or other proceeding in any court of law or equity, arbitration tribunal, or administrative forum, asserting the Released Claims against any of the Released Persons. - 22 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 24 of 60 EXECUTION COPY 4.4 Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged all Released Defendants’ Claims against Plaintiffs, the Class and Plaintiffs’ Counsel. Claims to enforce the terms of this Stipulation are not released. 4.5 In the event that the Settlement becomes Final, and approval of the Derivative Settlement is reversed or vacated on appeal, each of the contributions into the Settlement Fund listed in ¶2.2 (i-iv) shall be deemed to have been made solely by and wholly attributable to VEREIT and, in such event, VEREIT shall retain the right to pursue against such contributing parties listed in ¶2.2 (i-iv) any contribution or similar claims relating to the contributions to the Settlement Fund, provided, however, that VEREIT shall not be permitted to pursue any claim for prior advancement or indemnification of attorney’s fees or other expenses incurred in connection with the Litigation or any other proceeding other than the Derivative Action. 4.6 Upon the Effective Date, to the fullest extent permitted by law, (i) all Persons shall be permanently enjoined, barred and restrained from commencing, instituting, prosecuting, or maintaining any claims, actions, or causes of action for contribution, indemnity or otherwise against any of the Released Persons seeking as damages or otherwise the recovery of all or part of any liability, judgment, or settlement which they pay or are obligated to pay or agree to pay to the Releasing Plaintiff Parties arising out of, relating to or concerning any acts, facts, statements or omissions that were or could have been alleged in the Litigation, both known and Unknown Claims, whether arising under state, federal or foreign law, as claims, cross-claims, counterclaims, third- party claims or otherwise, in the Court or any other federal, state, or foreign court, or in any arbitration proceeding, administrative agency proceeding, tribunal, or any other proceeding or forum; and (ii) all Released Persons shall be permanently enjoined, barred and restrained from - 23 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 25 of 60 EXECUTION COPY commencing, instituting, prosecuting, or maintaining any claims, actions, or causes of action for contribution, indemnity or otherwise against any Persons seeking as damages or otherwise the recovery of all or part of any liability, judgment or settlement which they pay or are obligated to pay or agree to pay to the Releasing Plaintiff Parties arising out of, relating to, or concerning any acts, facts, statements or omissions that were or could have been alleged in the Litigation, both known and Unknown Claims, whether arising under state, federal or foreign law, as claims, cross-claims, counterclaims, third-party claims or otherwise, in the Court or any other federal, state, or foreign court, or in any arbitration proceeding, administrative agency proceeding, tribunal, or any other proceeding or forum; provided that clauses (i) and (ii) of this Paragraph shall not be construed to modify, amend, or supersede any agreements between or among the Released Persons with respect to claims between or among those Released Persons, including but not limited to the Supplementary Agreements as defined in the stipulation submitted to the Court contemporaneously herewith in connection with the Derivative Settlement. 5. Administration and Calculation of Claims, Final Awards, and Supervision and Distribution of the Settlement Fund 5.1 The Claims Administrator, subject to such supervision and direction of Lead Counsel and the Court as may be necessary or as circumstances may require, shall administer and calculate the Claims submitted by Class Members and shall oversee distribution of the Net Settlement Fund to Authorized Claimants. The Released Persons and Defendants’ Counsel shall have no responsibility for or interest in whatsoever with respect to the administration of the Settlement or the actions or decisions of the Claims Administrator, and shall have no liability whatsoever to the Releasing Plaintiff Parties, including Plaintiffs, any other Class Members, or Plaintiffs’ Counsel, in connection with such administration, including, but not limited to: (i) any act, omission, or determination by Lead Counsel, the Escrow Agent, and/or the Claims Administrator, or any of their respective designees or agents, in connection with the administration of the Settlement or otherwise; (ii) the - 24 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 26 of 60 EXECUTION COPY management or investment of the Settlement Fund or the Net Settlement Fund, or the distribution of the Net Settlement Fund; (iii) the Plan of Allocation; (iv) the determination, administration, calculation, or payment of any Claims asserted against the Settlement Fund; (v) any losses suffered by, or fluctuations in value of, the Settlement Fund; or (vi) the payment or withholding of any taxes, expenses, and/or costs incurred with the taxation of the Settlement Fund or the filing of any federal, state, or local returns. 5.2 The Settlement Fund shall be applied as follows: (a) to pay all Notice and Administration Expenses; (b) to pay the Taxes and Tax Expenses; (c) to pay attorneys’ fees and expenses of Plaintiffs’ Counsel and awards to Plaintiffs (the “Fee and Expense Award”); and (d) after the Effective Date, to distribute the Net Settlement Fund to Authorized Claimants as provided by this Stipulation, the Plan of Allocation, or the orders of the Court. 5.3 After the Effective Date, and in accordance with the terms of this Stipulation, the Plan of Allocation, or such further approval and further order(s) of the Court as may be necessary or as circumstances may require, the Net Settlement Fund shall be distributed to Authorized Claimants, subject to and in accordance with the following provisions of this Stipulation. 5.4 Within ninety (90) calendar days after the mailing of the Notice or such other time as may be set by the Court, each Class Member shall be required to submit to the Claims Administrator a completed Proof of Claim and Release, substantially in the form of Exhibit A-2 attached hereto, signed under penalty of perjury and supported by such documents as are specified in the Proof of Claim and Release. 5.5 Except as provided for herein or otherwise ordered by the Court, all Class Members who fail to timely submit a valid Proof of Claim and Release shall be forever barred from receiving any payments pursuant to this Stipulation and the Settlement set forth herein, but will in all other respects be subject to and bound by the provisions of this Stipulation, the releases contained herein, and the Judgment, and will be barred from bringing any action against the Released Persons - 25 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 27 of 60 EXECUTION COPY concerning the Released Claims. Notwithstanding the foregoing, Lead Counsel shall have the discretion (but not an obligation) to accept late-submitted Claims for processing by the Claims Administrator so long as the distribution of the Net Settlement Fund to Authorized Claimants is not materially delayed thereby. No Person shall have any claim against any Plaintiff, Plaintiffs’ Counsel, the Claims Administrator or any Class Member by reason of the exercise or non-exercise of such discretion. 5.6 Each Proof of Claim and Release shall be submitted to and reviewed by the Claims Administrator, who shall determine, in accordance with this Stipulation and the approved Plan of Allocation, the extent, if any, to which each Claim shall be allowed, subject to review by the Court pursuant to ¶5.8 below. 5.7 Proof of Claim and Release forms that do not meet the submission requirements may be rejected. Prior to rejecting a Proof of Claim and Release in whole or in part, the Claims Administrator shall communicate with the claimant in writing to give the claimant the chance to remedy any curable deficiencies in the Proof of Claim and Release submitted. The Claims Administrator, under the supervision of Lead Counsel, shall notify, in a timely fashion and in writing, all claimants whose Claims the Claims Administrator proposes to reject in whole or in part for curable deficiencies, setting forth the reasons therefor, and shall indicate in such notice that the claimant whose Claim is to be rejected has the right to a review by the Court if the claimant so desires and complies with the requirements of ¶5.8 below. 5.8 If any claimant whose timely Claim has been rejected in whole or in part for curable deficiency desires to contest such rejection, the claimant must, within twenty (20) calendar days after the date of mailing of the notice required in ¶5.7 above, or a lesser period of time if the Claim was untimely, serve upon the Claims Administrator a notice and statement of reasons indicating the claimant’s grounds for contesting the rejection along with any supporting documentation, and requesting a review thereof by the Court. If a dispute concerning a Claim cannot be otherwise resolved, Lead Counsel shall thereafter present the claimant’s request for review to the Court. - 26 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 28 of 60 EXECUTION COPY 5.9 Each claimant shall be deemed to have submitted to the jurisdiction of the Court with respect to the Person’s claim to the Net Settlement Fund. All proceedings with respect to the administration, processing and determination of Claims and the determination of all controversies relating thereto, including disputed questions of law and fact with respect to the validity of Claims, shall be subject to the jurisdiction of the Court, but shall not in any event delay or affect the finality of the Judgment. All Class Members, other claimants, and parties to this Settlement expressly waive trial by jury (to the extent any such right may exist) and any right of appeal or review with respect to such determinations. 5.10 Following the Effective Date, the Net Settlement Fund shall be distributed to the Authorized Claimants substantially in accordance with the Plan of Allocation set forth in the Notice and approved by the Court. No distributions will be made to Authorized Claimants who would otherwise receive a distribution of less than $10.00. If there is any balance remaining in the Net Settlement Fund after a reasonable period of time after the date of the distribution of the Net Settlement Fund, the Claims Administrator at Lead Counsel’s direction shall, if feasible, redistribute such balance among Authorized Claimants who negotiated the checks sent in the initial distribution and who would receive a minimum of $10.00. These redistributions shall be repeated until the balance remaining in the Net Settlement Fund is de minimis. Any de minimis balance that still remains in the Net Settlement Fund after such reallocation(s) and payments, which is not feasible or economical to reallocate, shall be donated to any appropriate, non-profit charitable organization(s) unaffiliated with any party or their counsel serving the public interest selected by Lead Counsel. 5.11 The Released Persons shall have no responsibility for, interest in, or liability whatsoever with respect to the distribution of the Net Settlement Fund, the Plan of Allocation, the determination, administration, or calculation of Claims, the payment or withholding of Taxes or Tax Expenses, or any losses incurred in connection therewith. No Person shall have any claim of any kind against the Released Persons with respect to the matters set forth in ¶¶5.1-5.13 hereof; and the Releasing Plaintiff Parties release the Released Persons from any and all liability and claims arising from or with respect to the administration, investment, or distribution of the Settlement Fund. - 27 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 29 of 60 EXECUTION COPY 5.12 No Person shall have any claim against any Released Persons, any Plaintiff, any counsel to any Plaintiff or the Claims Administrator, or any other Person designated by Lead Counsel based on determinations or distributions made substantially in accordance with this Stipulation and the Settlement contained herein, the Plan of Allocation, or further order(s) of the Court. 5.13 It is understood and agreed by the Settling Parties that any proposed Plan of Allocation of the Net Settlement Fund, including, but not limited to, any adjustments to an Authorized Claimant’s Claim set forth therein, is not a part of this Stipulation and is to be considered by the Court separately from the Court’s consideration of the fairness, reasonableness, and adequacy of the Settlement set forth in this Stipulation, and any order or proceeding relating to the Plan of Allocation shall not operate to terminate or cancel this Stipulation or affect the finality of the Court’s Judgment approving this Stipulation and the Settlement set forth herein, or any other orders entered pursuant to the Stipulation. 6. Plaintiffs’ Counsel’s Attorneys’ Fees and Expenses 6.1 Lead Counsel may submit an application or applications (the “Fee and Expense Application”) from the Settlement Fund for: (a) an award of attorneys’ fees; plus (b) expenses or charges in connection with prosecuting the Litigation; plus (c) any interest earned on such attorneys’ fees and expenses at the same rate and for the same periods as earned by the Settlement Fund (until paid) as may be awarded by the Court. In addition, Plaintiffs may request awards in connection with their representation of the Class pursuant to 15 U.S.C. §78u-4(a)(4). Lead Counsel reserves the right to make additional applications for fees and expenses incurred. 6.2 Any fees and expenses, as awarded by the Court, shall be paid to Lead Counsel from the Settlement Fund, as ordered, immediately after the Court executes the Judgment and an order awarding such fees and expenses, notwithstanding the existence of any timely filed objections thereto or to the Settlement, or potential for appeal therefrom, or collateral attack on the Settlement or any part thereof. Lead Counsel may thereafter allocate the attorneys’ fees among Plaintiffs’ - 28 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 30 of 60 EXECUTION COPY Counsel in a manner in which it in good faith believes reflects the contributions of such counsel to the initiation, prosecution, and resolution of the Litigation. 6.3 In the event that the Effective Date does not occur, or the Judgment or the order making the Fee and Expense Award is reversed or modified, or this Stipulation is canceled or terminated for any other reason, and such reversal, modification, cancellation or termination becomes Final and not subject to review, and in the event that the Fee and Expense Award has been paid, then Lead Counsel, including its partners, and such other Plaintiffs’ Counsel, including their law firms, partners, and/or shareholders who received any portion of the Fee and Expense Award shall, within ten (10) business days from receiving notice from VEREIT’s Counsel, Grant Thornton’s Counsel, AR Capital Parties’ Counsel, or Block’s Counsel, or from a court of appropriate jurisdiction, refund to the Settlement Fund all such fees and expenses previously paid to them from the Settlement Fund, in an amount consistent with such reversal, modification, cancellation or termination, and such fees and expenses shall be distributed from the Settlement Fund in accordance with ¶7.4. Any refunds required pursuant to this ¶6.3 shall be the several obligation of Plaintiffs’ Counsel, including their law firms, partners, and/or shareholders, to make appropriate refunds or repayments to the Settlement Fund. Each such Plaintiffs’ Counsel receiving an award of fees and expenses or Plaintiff receiving an award pursuant to 15 U.S.C. §78u-4(a)(4), as a condition of receiving such fees, expenses or award on behalf of itself and each partner and/or shareholder of it, agrees that (a) such Person and its partners, shareholders, and/or members are subject to the jurisdiction of the Court for the purpose of enforcing the provisions of this paragraph, and (b) are severally liable for the full amount of any fees, expenses and/or costs paid to them from the Settlement Fund together with the interest earned thereon. Without limitation, Plaintiffs’ Counsel and Plaintiffs and their partners, shareholders, and/or members agree that the Court may, upon application of Defendants and notice to Plaintiffs’ Counsel, summarily issue orders, including, but - 29 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 31 of 60 EXECUTION COPY not limited to, judgments and attachment orders, and may make appropriate findings of or sanctions for contempt, should such law firms or any of its partners, shareholders, or members fail to timely repay fees, interest and expenses pursuant to this paragraph. 6.4 The procedure for and the allowance or disallowance by the Court of any applications by any Plaintiffs’ Counsel for attorneys’ fees and expenses to be paid out of the Settlement Fund is not part of the Settlement set forth in this Stipulation, and is to be considered by the Court separately from the Court’s consideration of the fairness, reasonableness, and adequacy of the Settlement set forth in this Stipulation, and shall have no effect on the terms of the Stipulation or on the validity or enforceability of this Settlement. The approval of the Settlement, and it becoming Final, shall not be contingent on the award of attorneys’ fees and expenses, any award to Plaintiffs, Lead Counsel, or Plaintiffs’ Counsel, nor any appeals from such awards. Any order or proceeding relating to the Fee and Expense Application, or any appeal from any order relating thereto or reversal or modification thereof, shall not operate to terminate or cancel this Stipulation, or affect or delay the finality of the Judgment approving this Stipulation and the Settlement of the Litigation set forth therein. 6.5 Any fees and/or expenses awarded by the Court shall be paid solely from the Settlement Fund. With the sole exception of Defendants’ obligation to pay or cause the Settlement Amount to be paid into the Escrow Account as provided for in ¶2.2, the Released Persons shall have no responsibility for, and no liability whatsoever with respect to, any payment of attorneys’ fees and/or expenses (including Taxes) to Plaintiffs’ Counsel, or any other counsel or Person who receives payment from the Net Settlement Fund. 6.6 The Released Persons shall have no responsibility for, and no liability whatsoever with respect to, the allocation among Plaintiffs’ Counsel and/or any other Person who may assert some claim thereto, of any Fee and Expense Award that the Court may make in the Litigation. 6.7 The Released Persons shall have no responsibility for, and no liability whatsoever with respect to, any attorneys’ fees, costs, or expenses (including Taxes) incurred by or on behalf of any Class Member, whether or not paid from the Escrow Account. - 30 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 32 of 60 EXECUTION COPY 7. Conditions of Settlement, Effect of Disapproval, Cancellation, or Termination 7.1 The Effective Date of the Settlement shall be conditioned on the occurrence of all of the following events: (a) the Court has entered the Preliminary Approval Order directing notice to the Class, as required by ¶3.1 hereof; (b) the Settlement Amount has been deposited into the Escrow Account; (c) the Court has entered the Judgment, or a judgment substantially in the form of Exhibit B attached hereto; (d) the Judgment has become Final, as defined in ¶1.17 hereof; and (e) the Court has granted final approval of the Derivative Settlement. 7.2 Upon the Effective Date, any and all remaining interest or right of the Defendants in or to the Settlement Fund, if any, shall be absolutely and forever extinguished. If the conditions specified in ¶7.1 hereof are not met, then the Settlement shall be canceled and terminated subject to ¶¶7.4, 7.5 and 7.6 hereof unless Lead Counsel and counsel for the Defendants mutually agree in writing to proceed with the Settlement. 7.3 Each of Lead Plaintiff and Defendants shall have the right to terminate the Settlement and this Stipulation by providing written notice of their election to do so (“Termination Notice”) to all other parties hereto within thirty (30) calendar days of: (a) the Court’s refusal to enter the Preliminary Approval Order; (b) the Court’s refusal to approve the Settlement; (c) the Court’s refusal to enter the Judgment; (d) the date upon which the Judgment is reversed or vacated or altered following any appeal taken therefrom, or is successfully collaterally attacked; (e) the Court’s refusal to grant final approval of the Derivative Settlement; or (f) the failure of the Effective Date to occur for any reason. Only VEREIT possesses the right to terminate the Settlement in the event that valid requests for exclusion from the Class exceed the criteria set forth in the Supplemental Agreement. For avoidance of doubt, no order of the Court or modification or reversal on appeal of any order of - 31 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 33 of 60 EXECUTION COPY the Court concerning the Plan of Allocation or the amount of any attorney’s fees, expenses, and interest awarded by the Court to Lead Counsel or costs and expenses to Plaintiffs shall operate to terminate or cancel this Stipulation or constitute grounds for cancellation or termination of the Stipulation. 7.4 Unless otherwise ordered by the Court, in the event this Stipulation is not approved or this Stipulation or the Settlement is terminated, or canceled, or the Effective Date otherwise fails to occur for any reason, including, without limitation, in the event the Judgment is reversed or vacated or altered following any appeal taken therefrom, within ten (10) business days after written notification of such event is sent by VEREIT’s Counsel, Grant Thornton’s Counsel, AR Capital Parties’ Counsel, Block’s Counsel, or Lead Counsel to the Escrow Agent, the Settlement Fund, less Taxes, Tax Expenses and Notice and Administration Expenses which have either been disbursed pursuant to ¶¶2.12 and/or 2.14 hereof, or are chargeable to the Settlement Fund pursuant to ¶¶2.12 and/or 2.14 hereof, shall be distributed by the Escrow Agent as follows: 4.7805% to Grant Thornton; 18.832% to be distributed pursuant to joint instructions by VEREIT and the AR Capital Parties to be issued consistent with a separate agreement reached between VEREIT and the AR Capital Parties; 0.4905% to Block; 0.729% to be distributed pursuant to joint instructions by VEREIT and Block to be issued consistent with a separate agreement reached between VEREIT and Block; and the remainder distributed to VEREIT. Such distributions shall be made pursuant to written instructions from (i) Grant Thornton’s Counsel as to the portion of the Settlement Fund to be distributed to Grant Thornton, (ii) a joint letter executed by VEREIT’s Counsel and the AR Capital Parties’ Counsel for the 18.832% portion of the Settlement Fund, (iii) Block’s Counsel as to the portion of the Settlement Fund to be distributed to Block, (iv) a joint letter executed by VEREIT’s Counsel and Block’s Counsel for the 0.729% portion of the Settlement Fund, and (v) VEREIT’s Counsel as to all other - 32 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 34 of 60 EXECUTION COPY portions of the Settlement Fund. The Escrow Agent or its designee shall apply for any tax refund owed on the Settlement Amount and pay the proceeds, after deduction of any fees or expenses incurred in connection with such application(s) for refund to the same Persons in the same manner as the Settlement Fund described in this ¶7.4. Such payments shall be pursuant to written instructions from (i) Grant Thornton’s Counsel as to the portion of the Settlement Fund to be distributed to Grant Thornton, (ii) a joint letter executed by VEREIT’s Counsel and the AR Capital Parties’ Counsel for the 18.832% portion of the Settlement Fund, (iii) Block’s Counsel as to the portion of the Settlement Fund to be distributed to Block, (iv) a joint letter executed by VEREIT’s Counsel and Block’s Counsel for the 0.729% portion of the Settlement Fund, and (v) VEREIT’s Counsel as to all other portions of the Settlement Fund. 7.5 In the event that this Stipulation is not approved or this Stipulation or the Settlement is terminated, canceled, or the Effective Date otherwise fails to occur for any reason, the Settling Parties shall be restored to their respective positions in the Litigation as of August 21, 2019. In such event, the terms and provisions of the Stipulation, with the exception of ¶¶1.1-1.42, 2.12-2.14, 2.16- 2.17, 6.3-6.4, 7.4-7.6, and 9.6 hereof, shall have no further force and effect with respect to the Settling Parties and shall not be used in this Litigation or in any other proceeding for any purpose, and any judgment or order entered by the Court in accordance with the terms of this Stipulation shall be treated as vacated, nunc pro tunc. No order of the Court or modification or reversal on appeal of any order of the Court concerning the Plan of Allocation or any Fee and Expense Award shall operate to terminate or cancel this Stipulation or constitute grounds for cancellation or termination of this Stipulation. 7.6 If the Effective Date does not occur, or if this Stipulation is terminated pursuant to its terms, neither Plaintiffs nor Plaintiffs’ Counsel shall have any obligation to repay any amounts disbursed pursuant to ¶¶2.12 or 2.14. In addition, any amounts already incurred pursuant to ¶¶2.12 or 2.14 hereof at the time of such termination or cancellation but which have not been paid, shall be - 33 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 35 of 60 EXECUTION COPY paid by the Escrow Agent in accordance with the terms of this Stipulation prior to the balance being refunded in accordance with ¶¶2.16 and 7.4 hereof. 8. No Admission of Wrongdoing 8.1 Neither the Settlement, this Stipulation (whether or not consummated), including the Exhibits hereto and the Plan of Allocation contained therein (or any other plan of allocation that may be approved by the Court), the negotiations leading to the execution of this Stipulation and the Settlement, nor any proceedings taken pursuant to or in connection with this Stipulation, and/or approval of the Settlement (including any arguments proffered in connection therewith): (a) shall be offered or received against any Defendant as evidence of or construed as or deemed to be evidence of any presumption, concession, or admission by any Defendant of the truth of any allegations by Plaintiffs or any Member of the Class or the validity of any claim that has been or could have been asserted in the Litigation, or the deficiency of any defense that has been or could have been asserted in the Litigation or in any other litigation, including, but not limited to, litigation of the Released Claims, or of any liability, negligence, fault, or wrongdoing of any kind of any of the Defendants; (b) shall be referred to for any other reason as against any of the Defendants, in any civil, criminal, or administrative action or proceeding, other than in such proceedings as may be necessary to effectuate the provisions of this Stipulation; (c) shall be offered or received against any Defendant as evidence of a presumption, concession, or admission of any fault, misrepresentations, or omission with respect to any statement or written document approved or made by any Defendant, or against Plaintiffs or any Member of the Class as evidence of any infirmity in the claims of Plaintiffs and the Class; (d) shall be offered or received against any Defendant as evidence of a presumption, concession, or admission of any liability, negligence, fault, or wrongdoing, or in any way referred to for any other reason as against any of the parties to this Stipulation, in any other civil, criminal, or administrative action or proceeding; provided, however, that if this Stipulation is - 34 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 36 of 60 EXECUTION COPY approved by the Court, Defendants and their Related Parties may refer to it to effectuate the release granted them hereunder; or (e) shall be construed against Defendants, Plaintiffs, or the Class as evidence of a presumption, concession, or admission that the consideration to be given hereunder represents the amount which could be or would have been recovered after trial or in any proceeding other than this Settlement. 9. Miscellaneous Provisions 9.1 The Settling Parties: (a) acknowledge that it is their intent to consummate this agreement; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of this Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of this Stipulation. 9.2 The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between the Class and the Defendants with respect to the Litigation. The Settlement shall not be deemed an admission by any Settling Party as to the merits of any claim or defense. The Judgment will contain a finding that, during the course of the Litigation, the Settling Parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11. The Settling Parties agree that the Settlement Amount and the other terms of the Settlement were negotiated in good faith by the Settling Parties, and reflect a settlement that was reached voluntarily after consultation with competent legal counsel. The Settling Parties reserve their right to rebut, in a manner that such party determines to be appropriate, any contention made in any public forum regarding the Litigation, including that the Litigation was brought or defended in bad faith or without a reasonable basis. 9.3 Defendants and/or the Released Persons may file this Stipulation and/or the Judgment from this action in any other action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, statute of limitations, statute of repose, good faith settlement, judgment bar or reduction, or any theory of claim preclusion or issue preclusion or similar defense or counterclaim, or to effectuate any liability protection under - 35 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 37 of 60 EXECUTION COPY any applicable insurance policy. The Settling Parties may file this Stipulation and/or the Judgment in any action that may be brought to enforce the terms of this Stipulation and/or the Judgment. All Settling Parties submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement. 9.4 All agreements made and orders entered during the course of the Litigation relating to the confidentiality of information shall survive this Stipulation. 9.5 All of the Exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference. 9.6 This Stipulation, along with its Exhibits, may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in- interest. 9.7 Other than the Supplemental Agreement, this Stipulation and the Exhibits attached hereto constitute the entire agreement between Lead Plaintiff, on the one hand, and Defendants, on the other hand, as to the subject matter hereof and supersede any prior or contemporaneous written or oral agreements or understandings between the Lead Plaintiff, on the one hand, and Defendants, on the other hand. No representations, warranties, or inducements have been made between the Lead Plaintiff, on the one hand, and Defendants on the other hand, concerning this Stipulation or its Exhibits, other than the representations, warranties, and covenants contained and memorialized in such documents. For the avoidance of doubt, this Stipulation does not modify the terms or conditions of any agreements between or among Defendants, including but not limited to the Supplementary Agreements as defined in the stipulation submitted to the Court contemporaneously herewith in connection with the Derivative Settlement. 9.8 Except as provided herein, or otherwise agreed to in writing by the parties hereto, each party shall bear his, her, or its own fees and costs. - 36 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 38 of 60 EXECUTION COPY 9.9 Lead Counsel, on behalf of the Class, is expressly authorized by Lead Plaintiff to take all appropriate action required or permitted to be taken by the Class pursuant to this Stipulation to effectuate its terms and also is expressly authorized to enter into any modifications or amendments to this Stipulation on behalf of the Class which it deems appropriate. 9.10 Each counsel or other Person executing this Stipulation, its Exhibits, or any related Settlement document, on behalf of any party hereto hereby warrants that such Person has the full authority to do so, and that they have the authority to take appropriate action required or permitted to be taken pursuant to the Stipulation to effectuate its terms, without requiring additional consent, approval, or authorization of any other Person, board, entity, tribunal, or other regulatory or governmental authority. 9.11 This Stipulation may be executed in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of executed counterparts shall be filed with the Court. Signatures sent by facsimile or pdf’d via e-mail shall be deemed originals. 9.12 All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be deemed duly given (i) when delivered personally to the recipient, (ii) one (1) business day after being sent to the recipient by UPS overnight courier service (charges prepaid), or (iii) seven (7) business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth below: If to Plaintiffs or to Lead Counsel: ROBBINS GELLER RUDMAN & DOWD LLP DEBRA J. WYMAN 655 West Broadway, Suite 1900 San Diego, CA 92101 - 37 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 39 of 60 EXECUTION COPY If to VEREIT or to VEREIT’s Counsel: MILBANK LLP JED M. SCHWARTZ 55 Hudson Yards New York, NY 10001 If to Grant Thornton’s Counsel: SIDLEY AUSTIN LLP BRUCE R. BRAUN One South Dearborn Chicago, IL 60603 bbraun@sidley.com If to AR Capital Parties’ Counsel: PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP AUDRA J. SOLOWAY 1285 Avenue of the Americas New York, NY 10019 KELLOGG, HANSEN, TODD, FIGEL & FREDERICK, P.L.L.C. REID M. FIGEL 1615 M Street, NW, Suite 400 Washington, DC 20036 If to Block’s Counsel: STEPTOE & JOHNSON LLP MICHAEL C. MILLER 1114 Avenue of the Americas New York, NY 10036 9.13 This Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties. 9.14 The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of this Stipulation, and all Settling Parties submit to the jurisdiction of the Court for - 38 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 40 of 60 EXECUTION COPY purposes of implementing and enforcing the Settlement embodied in this Stipulation and matters related to the Settlement. 9.15 The waiver by one Settling Party of any breach of this Stipulation by any other party shall not be deemed a waiver by any other Settling Party or a waiver of any other prior or subsequent breach of this Stipulation. 9.16 Pending approval of the Court of this Stipulation and its Exhibits, all non-settlement- related proceedings in this Litigation shall be stayed and all Members of the Class shall be barred and enjoined from prosecuting any of the Released Claims against any of the Released Persons. 9.17 This Stipulation and its Exhibits shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the State of New York and the rights and obligations of the parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of New York without giving effect to its choice-of-law principles, except to the extent that federal law requires that federal law govern. 9.18 The headings herein are used for the purpose of convenience only and are not meant to have legal effect. 9.19 This Stipulation shall not be construed more strictly against one party than another merely by virtue of the fact that it, or any part of it, may have been prepared by counsel for one of the Settling Parties, it being recognized that it is the result of arm’s-length negotiations between the Settling Parties and the Settling Parties have contributed substantially and materially to the preparation of this Stipulation. 9.20 Nothing in the Stipulation, or the negotiations relating thereto, is intended to or shall be deemed to constitute a waiver of any applicable privilege or immunity, including, without limitation, attorney-client privilege, joint defense privilege, or work product protection. - 39 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 41 of 60 EXECUTION COPY 9.21 Unless otherwise provided, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation without further order of the Court. IN WITNESS WHEREOF, the parties hereto have caused the Stipulation to be executed, by their duly authorized attorneys, dated September 30, 2019. - 40 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 42 of 60

EXECUTION COPY

ROBBINS GELLER RUDMAN
& DOWD LLP
DARREN J. ROBBINS
MICHAEL J. DOWD
JONAH H. GOLDSTEIN
DEBRA J. WYMAN
JESSICA T. SHINNEFIELD

DEBRA J. WYMAN

655 West Broadway, Suite 1900
San Diego, CA 92101-8498
Telephone: 619/231-1058
619/231-7423 (fax)
darrenr@rgrdlaw.com
miked@rgrdlaw.com
jonahg@rgrdlaw.com
debraw@rgrdlaw.com
jshinnefield@rgrdlaw.com

ROBBINS GELLER RUDMAN
& DOWD LLP
SAMUEL H. RUDMAN
ROBERT M. ROTHMAN
58 South Service Road, Suite 200
Melville, NY 11747
Telephone: 631/367-7100
631/367-1173 (fax)
srudman@rgrdlaw.com
rrothman@rgrdlaw.com

Lead Counsel for Lead Plaintiff and the Class

MILBANK LLP
SCOTT A. EDELMAN
ANTONIA M. APPS
JED M. SCHWARTZ
JONATHAN OHRING

ANTONIA M. APPS

- 41 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 43 of 60 EXECUTION COPY 55 Hudson Yards New York, NY 10001-2163 Telephone: 212/530-5000 MILBANKLLP JERRY L. MARKS 2029 Century Park East 33rd Floor Los Angeles, CA US 90067-3019 Attorneys for Defendants American Realty Capital Properties, Inc. (n/k/a VEREIT, Inc.) and ARC Properties Operating Partnership, L.P. (n/k/a VEREIT Operating Partnership, L.P.) MORRIS, MANNING & MARTIN, LLP KELLOGG, HANSEN, TODD, FIGEL & JOHN P. MacNAUGHTON FREDERICK, P.L.L.C. REID M. FIGEL REBECCA A. BEYNON ANDREW E. GOLDSMITH BRADLEY E. OPPENHEIMER JOHN P. MacNAUGHTON REID M. FIGEL 1600 Atlanta Financial Center 1615 M Street, NW, Suite 400 3343 Peachtree Road, NE Washington, DC 20036 Atlanta, GA 30326 Telephone: 202/326-7900 Telephone: 404/504-7689 BECKER, GLYNN, MUFFL Y, CHASSIN & ROSINSKI LLP 299 Park Avenue New York, NY 10171 Telephone: 212/888-3033 Attorneys for Defendant Scott P. Sealy, Attorneys for Defendants AR Capital, LLC, ARC Sr. Properties Advisors, LLC, Edward M. Weil, Peter M. Budko, Brian D. Jones, William M. Kahane, and Scott J. Bowman - 42 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 44 of 60

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55 Hudson Yards
New York, NY 10001-2163
Telephone: 212/530-5000

MILBANK LLP
JERRY L. MARKS
2029 Century Park East
33rd Floor
Los Angeles, CA US 90067-3019

Attorneys for Defendants American Realty Capital Properties, Inc. (n/k/a VEREIT, Inc.) and ARC Properties Operating Partnership, L.P. (n/k/a VEREIT Operating Partnership, L.P.)

MORRIS, MANNING & MARTIN, LLP
JOHN P. MacNAUGHTON

____
JOHN P. MacNAUGHTON

1600 Atlanta Financial Center
3343 Peachtree Road, NE
Atlanta, GA 30326
Telephone: 404/504-7689

BECKER, GLYNN, MUFFLY, CHASSIN & HOSINSKI LLP
299 Park Avenue
New York, NY 10171
Telephone: 212/888-3033

Attorneys for Defendant Scott P. Sealy, Sr.

KELLOGG, HANSEN, TODD, FIGEL & FREDERICK, P.L.L.C.
REID M. FIGEL
REBECCA A. BEYNON
ANDREW E. GOLDSMITH
BRADLEY E. OPPENHEIMER

____
REID M. FIGEL

1615 M Street, NW, Suite 400
Washington, DC 20036
Telephone: 202/326-7900

Attorneys for Defendants AR Capital, LLC, ARC Properties Advisors, LLC, Edward M. Weil, Peter M. Budko, Brian D. Jones, William M. Kahane, and Scott J. Bowman

- 42 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 45 of 60

EXECUTION COPY

SHEARMAN & STERLING LLP
ADAM S. HAKKI
DANIEL C. LEWIS
H. MIRIAM FARBER

Daniel C. Lewis /JE
DANIEL C. LEWIS

599 Lexington Avenue
New York, NY 10022
Telephone: 212/848-4000

Attorneys for Third-Party Underwriter Defendants

STEPTOE & JOHNSON LLP
MICHAEL C. MILLER
MICHAEL G. SCAVELLI

MICHAEL C. MILLER

1114 Avenue of the Americas
New York, NY 10036
Telephone: 212/506-3900

Attorneys for Defendant Brian S. Block

WEIL, GOTSHAL & MANGES LLP
CHRISTOPHER L. GARCIA
RICHARD W. SLACK
EVERT J. CHRISTENSEN, JR.
ADAM BOOKMAN
RAQUEL KELLERT

CHRISTOPHER L. GARCIA

767 Fifth Avenue
New York, NY 10153
Telephone: 212/310-8000

Attorneys for Defendants Thomas A. Andruskevich, Bruce D. Frank, Leslie D. Michelson, Edward G. Rendell and William G. Stanley

KIRKLAND & ELLIS LLP
JAMES P. GILLESPIE
BETH MUELLER

JAMES P. GILLESPIE

1301 Pennsylvania Avenue, NW
Washington, DC 20004
Telephone: 202/389-5000

Attorneys for Defendant David S. Kay

ZUCKERMAN SPAEDER LLP
ADAM L. FOTIADES

ADAM L. FOTIADES

1800 M Street, NW, Suite 1000
Washington, DC 20036
Telephone: 202/778-1800

PETRILLO KLEIN & BOXER LLP
GUY PETRILLO
DANIEL Z. GOLDMAN

GUY PETRILLO

655 Third Avenue, 22nd Floor
New York, NY 10017
Telephone: 212/370-0330

- 43 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 46 of 60 EXECUTION COPY SHEARMAN & STERLING LLP STEPTOE & JOHNSON LLP ADAM S. HAKKI MICHAEL C. MILLER DANIEL C. LEWIS MICHAEL G. SCAVELLI H. MIRIAM FARBER DANIEL C. LEWIS MICHAEL C. MILLER 599 Lexington Avenue 1114 A venue of the Americas New York, NY 10022 New York, NY 10036 Telephone: 212/848-4000 Telephone: 212/506-3900 Attorneys for Third-Party Underwriter Attorneys for Defendant Brian S. Block Defendants WEIL, GOTSHAL & MANGES LLP KIRKLAND & ELLIS LLP CHRISTOPHER L. GARCIA JAMES P. GILLESPIE RICHARD W. SLACK BETH MUELLER EVERT J. CHRISTENSEN, JR. ADAM BOOKMAN RAQUEL KELLERT CHRISTOPHER L. GARCIA JAMES P. GILLESPIE 767 Fifth Avenue 1301 Pennsylvania Avenue, NW New York, NY 10153 Washington, DC 20004 Telephone: 212/310-8000 Telephone: 202/389-5000 Attorneys for Defendants Thomas A. Attorneys for Defendant David S. Kay Andruskevich, Bruce D. Frank, Leslie D. Michelson, Edward G. Rendell and William G. Stanley - 43 -

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EXECUTION COPY

SHEARMAN & STERLING LLP
ADAM S. HAKKI
DANIEL C. LEWIS
H. MIRIAM FARBER

DANIEL C. LEWIS

599 Lexington Avenue
New York, NY 10022
Telephone: 212/848-4000

Attorneys for Third-Party Underwriter Defendants

STEPTOE & JOHNSON LLP
MICHAEL C. MILLER
MICHAEL G. SCAVELLI

MICHAEL C. MILLER

1114 Avenue of the Americas
New York, NY 10036
Telephone: 212/506-3900

Attorneys for Defendant Brian S. Block

WEIL, GOTSHAL & MANGES LLP
CHRISTOPHER L. GARCIA
RICHARD W. SLACK
EVERT J. CHRISTENSEN, JR.
ADAM BOOKMAN
RAQUEL KELLERT

CHRISTOPHER L. GARCIA

767 Fifth Avenue
New York, NY 10153
Telephone: 212/310-8000

Attorneys for Defendants Thomas A. Andruskevich, Bruce D. Frank, Leslie D. Michelson, Edward G. Rendell and William G. Stanley

KIRKLAND & ELLIS LLP
JAMES P. GILLESPIE
BETH MUELLER

JAMES P. GILLESPIE

1301 Pennsylvania Avenue, NW
Washington, DC 20004
Telephone: 202/389-5000

Attorneys for Defendant David S. Kay

ZUCKERMAN SPAEDER LLP
ADAM L. FOTIADES

ADAM L. FOTIADES

1800 M Street, NW, Suite 1000
Washington, DC 20036
Telephone: 202/778-1800

PETRILLO KLEIN & BOXER LLP
GUY PETRILLO
DANIEL Z. GOLDMAN

GUY PETRILLO

655 Third Avenue, 22nd Floor
New York, NY 10017
Telephone: 212/370-0330

- 43 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 48 of 60 EXECUTION COPY SHEARMAN & STERLING LLP STEPTOE & JOHNSON LLP ADAMS. HAKKI MICHAEL C. MILLER DANIEL C. LEWIS MICHAEL G. SCAVELLI H. MIRIAM FARB ER DANIEL C. LEWIS MICHAEL C. MILLER 599 Lexington Avenue l 114·Avenue of the Americas New York, NY I 0022 New York, NY 10036 Telephone: 212/848-4000 Telephone: 212/506-3900 Attorneys for Third-Party Underwriter Attorneys for Defendant Brian S. Block Defendants WEIL, GOTSHAL & MANGES LLP KIRKLAND & ELLIS LLP CHRISTOPHER L. GARCIA JAMES P. GILLESPIE RICHARD W. SLACK BETH MUELLER EVERT J. CHRISTENSEN, JR. ADAM BOOKMAN RAQUEL KELLERT CHRISTOPHER L. GARCIA 767 Fifth Avenue . Pennsylvania Avenue, NW New York, NY 10153 Washington, DC 20004 Telephone: 212/310-8000 Telephone: 202/389-5000 Attorneys for Defendants Thomas A. Attorneys for Defendant David S. Kay Andruskevich, Bruce D. Frank, Leslie D. Michelson, Edward G. Rendell and William G. Stanley ZUCKERMAN SPAEDER LLP PETRILLO KLEIN & BOXER LLP ADAM L. FOTJADES GUY PETRILLO DANIEL Z. GOLDMAN ADAM L. FOTJADES GUY PETRILLO 1800 M Street, NW, Suite l 000 655 Third Avenue, 22nd Floor Washington, DC 20036 New York, NY 10017 Telephone: 202/778-1800 Telephone: 212/3 70-0330 - 43 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 49 of 60

EXECUTION COPY

SHEARMAN & STERLING LLP
ADAM S. HAKKI
DANIEL C. LEWIS
H. MIRIAM FARBER

DANIEL C. LEWIS

599 Lexington Avenue
New York, NY 10022
Telephone: 212/848-4000

Attorneys for Third-Party Underwriter Defendants

STEPTOE & JOHNSON LLP
MICHAEL C. MILLER
MICHAEL G. SCAVELLI

MICHAEL C. MILLER

1114 Avenue of the Americas
New York, NY 10036
Telephone: 212/506-3900

Attorneys for Defendant Brian S. Block

WEIL, GOTSHAL & MANGES LLP
CHRISTOPHER L. GARCIA
RICHARD W. SLACK
EVERT J. CHRISTENSEN, JR.
ADAM BOOKMAN
RAQUEL KELLERT

CHRISTOPHER L. GARCIA

767 Fifth Avenue
New York, NY 10153
Telephone: 212/310-8000

Attorneys for Defendants Thomas A. Andruskevich, Bruce D. Frank, Leslie D. Michelson, Edward G. Rendell and William G. Stanley

KIRKLAND & ELLIS LLP
JAMES P. GILLESPIE
BETH MUELLER

JAMES P. GILLESPIE

1301 Pennsylvania Avenue, NW
Washington, DC 20004
Telephone: 202/389-5000

Attorneys for Defendant David S. Kay

ZUCKERMAN SPAEDER LLP
ADAM L. FOTIADES

Adam L. Fotiades

ADAM L. FOTIADES

1800 M Street, NW, Suite 1000
Washington, DC 20036
Telephone: 202/778-1800

PETRILLO KLEIN & BOXER LLP
GUY PETRILLO
DANIEL Z. GOLDMAN

GUY PETRILLO

655 Third Avenue, 22nd Floor
New York, NY 10017
Telephone: 212/370-0330

- 43 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 50 of 60

EXECUTION COPY

SHEARMAN & STERLING LLP
ADAM S. HAKKI
DANIEL C. LEWIS
H. MIRIAM FARBER

DANIEL C. LEWIS

599 Lexington Avenue
New York, NY 10022
Telephone: 212/848-4000

Attorneys for Third-Party Underwriter Defendants

STEPTOE & JOHNSON LLP
MICHAEL C. MILLER
MICHAEL G. SCAVELLI

MICHAEL C. MILLER

1114 Avenue of the Americas
New York, NY 10036
Telephone: 212/506-3900

Attorneys for Defendant Brian S. Block

WEIL, GOTSHAL & MANGES LLP
CHRISTOPHER L. GARCIA
RICHARD W. SLACK
EVERT J. CHRISTENSEN, JR.
ADAM BOOKMAN
RAQUEL KELLERT

CHRISTOPHER L. GARCIA

767 Fifth Avenue
New York, NY 10153
Telephone: 212/310-8000

Attorneys for Defendants Thomas A. Andruskevich, Bruce D. Frank, Leslie D. Michelson, Edward G. Rendell and William G. Stanley

KIRKLAND & ELLIS LLP
JAMES P. GILLESPIE
BETH MUELLER

JAMES P. GILLESPIE

1301 Pennsylvania Avenue, NW
Washington, DC 20004
Telephone: 202/389-5000

Attorneys for Defendant David S. Kay

ZUCKERMAN SPAEDER LLP
ADAM L. FOTIADES

ADAM L. FOTIADES

1800 M Street, NW, Suite 1000
Washington, DC 20036
Telephone: 202/778-1800

PETRILLO KLEIN & BOXER LLP
GUY PETRILLO
DANIEL Z. GOLDMAN

G. Petrillo

GUY PETRILLO

655 Third Avenue, 22nd Floor
New York, NY 10017
Telephone: 212/370-0330

- 43 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 51 of 60

EXECUTION COPY

Daniel P. Moylan
100 East Pratt Street, Suite 2440
Baltimore, MD 21202-1031
Telephone: 410/332-0444

Attorneys for Defendant Lisa P. McAlister

WINGET, SPADAFORA
& SCHWARTZBERG LLP
LUIGI SPADAFORA
MATTHEW TRACY

MATTHEW TRACY

45 Broadway, 19th Floor
New York, NY 10003
Telephone: 212/221-6900

Attorneys for Defendant Realty Capital Securities, LLC

SIDLEY AUSTIN LLP
BRUCE R. BRAUN
MELANIE E. WALKER
KENDRA L. STEAD

BRUCE R. BRAUN
One South Dearborn
Chicago, IL 60603
Telephone: 312/853-7000

SIDLEY AUSTIN LLP
GARY F. BENDINGER
787 Seventh Avenue
New York, NY 10019
Telephone: 212/839-5300

Attorneys for Defendant Grant Thornton, LLP

Attorneys for Defendant Lisa Beeson

PAUL, WEISS, RIFKIND, WHARTON
& GARRISON LLP
THEODORE V. WELLS, JR.
DANIEL J. KRAMER
LORIN L. REISNER
AUDRA J. SOLOWAY
CHRISTOPHER L. FILBURN

CHRISTOPHER L. FILBURN

1285 Avenue of the Americas
New York, NY 10019
Telephone: 212/373-3000

Attorneys for Defendant Nicholas S. Schorsch

- 44 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 52 of 60 EXECUTION COPY Daniel P. Moylan 100 East Pratt Street, Suite 2440 Baltimore, MD 21202-10:31 Telephone: 410/332w0444 Attorneys for Defendant Lisa P. Attorneys for Defendant Lisa Beeson McAlister WINGET, SPADAFORA PAUL, WEISS, RIFKIND, WHARTON & SCHW ARTZBERO LLP &. GARRISON LLP LUIGI SPADAFORA THEODORE V. WELLS, JR. MATTHEW TRACY DANIEL 1. KRAMER LORIN L. REISNER AUDRA J. SOLOWAY CHRISTOPHER L. FILBURN MATTHEW TRACY CHRISTOPHER L. FILBURN 45 Broadway, 19th Floor 1285 Avenue of the Americas New York, NY 10003 New York, NY 10019 Telephone: 212/221-6900 Telephone: 212/373-3000 Attorneys for Defendant Realty Capital Attorneys for Defendant Nicholas S. Schorsch Securitiea. LLC SIDLEY AUSTIN LLP BRUC:E il, BRAUN MELANIE E. WALKER KENDRA L. STEAD BRUCE R. BRAUN One South Dearborn Chicaso, a 60603 Telephone: 312/853-7000 SIDLEY AUSTIN LLP OARY F. BENDING'ER 787 Seventh Avenue New York, NY 10019 Telephone: 212/SJ9-5300 Attorneys for Defendant Grant Thornton, LLP • 44 •

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 53 of 60

EXECUTION COPY

Daniel P. Moylan
100 East Pratt Street, Suite 2440
Baltimore, MD 21202-1031
Telephone: 410/332-0444

Attorneys for Defendant Lisa P. McAlister

WINGET, SPADAFORA & SCHWARTZBERG LLP
LUIGI SPADAFORA
MATTHEW TRACY

MATTHEW TRACY

45 Broadway, 19th Floor
New York, NY 10003
Telephone: 212/221-6900

Attorneys for Defendant Realty Capital Securities, LLC

SIDLEY AUSTIN LLP
BRUCE R. BRAUN
MELANIE E. WALKER
KENDRA L. STEAD

BRUCE R. BRAUN
One South Dearborn
Chicago, IL 60603
Telephone: 312/853-7000

SIDLEY AUSTIN LLP
GARY F. BENDINGER
787 Seventh Avenue
New York, NY 10019
Telephone: 212/839-5300

Attorneys for Defendant Grant Thornton, LLP

Attorneys for Defendant Lisa Beeson

PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
THEODORE V. WELLS, JR.
DANIEL J. KRAMER
LORIN L. REISNER
AUDRA J. SOLOWAY
CHRISTOPHER L. FILBURN

CHRISTOPHER L. FILBURN

1285 Avenue of the Americas
New York, NY 10019
Telephone: 212/373-3000

Attorneys for Defendant Nicholas S. Schorsch

- 44 -

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 54 of 60 CERTIFICATE OF SERVICE I hereby certify under penalty of perjury that on September 30, 2019, I authorized the electronic filing of the foregoing with the Clerk of the Court using the CM/ECF system which will send notification of such filing to the e-mail addresses on the attached Electronic Mail Notice List, and I hereby certify that I caused the mailing of the foregoing via the United States Postal Service to the non-CM/ECF participants indicated on the attached Manual Notice List. s/ Debra J. Wyman DEBRA J. WYMAN ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900 San Diego, CA 92101-8498 Telephone: 619/231-1058 619/231-7423 (fax) E-mail: debraw@rgrdlaw.com

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 55 of 60 Mailing Information for a Case 1:15-mc-00040-AKH In re American Realty Capital Properties, Inc. Litigation Electronic Mail Notice List The following are those who are currently on the list to receive e-mail notices for this case. Jeffrey Simon Abraham jabraham@aftlaw.com Robin L. Alperstein ralperstein@beckerglynn.com,esteckhan@beckerglynn.com,hhill@beckerglynn.com Antonia Marie Apps aapps@milbank.com,ggreen@milbank.com,AutoDocketECF@milbank.com Adam M. Apton aapton@zlk.com Karim Basaria kbasaria@sidley.com Khristoph Becker kbecker@steptoe.com,spu@steptoe.com,ehartman@steptoe.com,ocorn@steptoe.com Gary Frederick Bendinger gbendinger@sidley.com,nyefiling@sidley.com,gary-bendinger-4030@ecf.pacerpro.com Stanley D Bernstein bernstein@bernlieb.com,birkeland@bernlieb.com,ecf@bernlieb.com Rebecca A. Beynon rbeynon@kellogghansen.com Brian Roger Blais brian.blais@usdoj.gov,usanys.ecf@usdoj.gov,CaseView.ECF@usdoj.gov Jeffrey Craig Block jeff@blockesq.com,jason@blockesq.com,pacer-blockleviton-9062@ecf.pacerpro.com Kristen Leigh Bokhan kristen.bokhan@kirkland.com Adam Jerrod Bookman adam.bookman@weil.com,adam-bookman-4279@ecf.pacerpro.com Bruce Roger Braun bbraun@sidley.com,nyefiling@sidley.com,efilingnotice@sidley.com,catherine.stewart@sidley.com,kbasaria@sidley.com,ntygesso@sidley.com,nconrad@sidley.com,b braun-9612@ecf.pacerpro.com Kristina Anne Bunting kbunting@paulweiss.com,mao_fednational@paulweiss.com Jennifer Nunez Caringal jcaringal@rgrdlaw.com,SCaesar@rgrdlaw.com,5233378420@filings.docketbird.com,kmccormack@rgrdlaw.com,lmix@rgrdlaw.com Alexandra Rebecca Clark aclark@pkbllp.com Neil Harris Conrad nconrad@sidley.com,efilingnotice@sidley.com,neil-conrad-4222@ecf.pacerpro.com Patrick Joseph Coughlin patc@rgrdlaw.com,smiller@rgrdlaw.com,e_file_sd@rgrdlaw.com Jason Robert D'Agnenica jasondag@ssbny.com Glen DeValerio gdevalerio@bermandevalerio.com,bdentremont@bermandevalerio.com,ecf@bermandevalerio.com,bmccarthy@bermandevalerio.com Bruce Whitney Dona bruce.dona@ksfcounsel.com Michael Joseph Dowd miked@rgrdlaw.com,debg@rgrdlaw.com,e_file_sd@rgrdlaw.com,tome@rgrdlaw.com Daniel S. Drosman ddrosman@rgrdlaw.com,E_File_SD@rgrdlaw.com,tholindrake@rgrdlaw.com,5593753420@filings.docketbird.com H. Miriam Farber mfarber@shearman.com,managing-attorney-5081@ecf.pacerpro.com,CourtAlert@Shearman.com,miriam-farber- 7421@ecf.pacerpro.com,manattyoffice@shearman.com

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 56 of 60 Meagan Alicia Farmer mfarmer@gardylaw.com Reid Mason Figel rfigel@kellogghansen.com,fli@kellogghansen.com,cparra@kellogghansen.com Christopher Lee Filburn cfilburn@paulweiss.com,mao_fednational@paulweiss.com Robert Craig Finkel rfinkel@wolfpopper.com,cdunleavy@wolfpopper.com,mgianfagna@wolfpopper.com Jason A. Forge jforge@rgrdlaw.com,2249257420@filings.docketbird.com,tholindrake@rgrdlaw.com,e_file_SD@rgrdlaw.com Adam Fotiades afotiades@zuckerman.com Molly Bruder Fox mbfox@steptoe.com Christopher Louis Garcia christopher.garcia@weil.com,mco.ecf@weil.com,evert.christensen@weil.com,christopher-garcia-1339@ecf.pacerpro.com,nymao@ecf.pacerpro.com James Philip Gillespie jgillespie@kirkland.com,kevin.mccarthy@kirkland.com,kenymanagingclerk@kirkland.com Daniel Zachary Goldman dgoldman@pkbllp.com Andrew Edward Goldsmith agoldsmith@kellogghansen.com,ecfnotices@kellogghansen.com,ggoldfeder@kellogghansen.com,ecf-2ff5a29c9f5d@ecf.pacerpro.com Jonah H. Goldstein jonahg@rgrdlaw.com Douglas W. Greene dgreene@bakerlaw.com,agougisha@bakerlaw.com,bhlitdocket@bakerlaw.com Theresa Hsin-Yi Gue tgue@pkbllp.com John Gueli jgueli@shearman.com,managing-attorney-5081@ecf.pacerpro.com,CourtAlert@Shearman.com,manattyoffice@shearman.com,john-gueli-5051@ecf.pacerpro.com Adam Selim Hakki ahakki@shearman.com,managing-attorney-5081@ecf.pacerpro.com,Courtalert@shearman.com,manattyoffice@shearman.com,adam-hakki-1816@ecf.pacerpro.com John Louis Hardiman hardimanj@sullcrom.com,john-hardiman-9552@ecf.pacerpro.com,s&cmanagingclerk@sullcrom.com David Charles Harrison dharrison@lowey.com Barbara J. Hart bhart@lowey.com Steven P. Harte steven@blockesq.com,pacer-blockleviton-9062@ecf.pacerpro.com James Ormerod Heyworth , V jheyworth@sidley.com,nyefiling@sidley.com,james-heyworth-0340@ecf.pacerpro.com William Scott Holleman holleman@bespc.com,ecf@bespc.com Geoffrey Coyle Jarvis gjarvis@ktmc.com,9343632420@filings.docketbird.com,mswift@ktmc.com Frank James Johnson frankj@johnsonandweaver.com,paralegal@johnsonandweaver.com Rebecca M Katz rkatz@katzlawnewyork.com,disaacson@motleyrice.com,dabel@motleyrice.com,lkorenblit@motleyrice.com,kweil@motleyrice.com Christopher J. Keller ckeller@labaton.com,5497918420@filings.docketbird.com,lpina@labaton.com,ElectronicCaseFiling@labaton.com Michael Anthony Keough mkeough@steptoe.com,ehartman@steptoe.com,ocorn@steptoe.com Phillip C. Kim pkim@rosenlegal.com

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 57 of 60 Robert Klipper rklipper@kellogghansen.com,jmarine@kellogghansen.com Lawrence Paul Kolker kolker@whafh.com Alexia Dorothea Korberg akorberg@paulweiss.com,mao_fednational@paulweiss.com Daniel Jonathan Kramer dkramer@paulweiss.com,mao_fednational@paulweiss.com Larry Howard Krantz lkrantz@krantzberman.com Eric Albin Larson elarson@mmmlaw.com,eeckard@mmmlaw.com Angel P. Lau alau@rgrdlaw.com,8467512420@filings.docketbird.com,tdevries@rgrdlaw.com Grace Jheeyoung Lee grace.lee@shearman.com,managing-attorney-5081@ecf.pacerpro.com,CourtAlert@Shearman.com,grace-lee- 3889@ecf.pacerpro.com,manattyoffice@shearman.com,mariusz.jedrzejewski@shearman.com Justin David Lerer jlerer@paulweiss.com,mao_fednational@paulweiss.com Michelle Lynn Levin mlevin@steptoe.com,spu@steptoe.com,ehartman@steptoe.com,ocorn@steptoe.com Daniel Craig Lewis daniel.lewis@shearman.com,managing-attorney-5081@ecf.pacerpro.com,daniel-lewis- 6070@ecf.pacerpro.com,CourtAlert@Shearman.com,manattyoffice@shearman.com Jeremy Alan Lieberman jalieberman@pomlaw.com,ahood@pomlaw.com,disaacson@pomlaw.com,abarbosa@pomlaw.com Neil Robert Lieberman nlieberman@hsgllp.com,crodriguez@hsgllp.com,Managingclerk@hsgllp.com Howard Theodore Longman tsvi@aol.com,hlongman@ssbny.com Morgan Paige Lucas mlucas@steptoe.com,ehartman@steptoe.com,ocorn@steptoe.com John Phillip MacNaughton jpm@mmmlaw.com,wew@mmmlaw.com,elarson@mmmlaw.com Michael David Margulies mmargulies@carltonfields.com Jerry Lee Marks jmarks@milbank.com Rita Kathleen Maxwell rita.maxwell@bracewelllaw.com,mco@bracewelllaw.com Francis Paul McConville fmcconville@labaton.com,HChang@labaton.com,lpina@labaton.com,drogers@labaton.com,9849246420@filings.docketbird.com,electroniccasefiling@labaton.com Glen Garrett McGorty gmcgorty@crowell.com Donald Alan Migliori dmigliori@motleyrice.com,kdotson@motleyrice.com Michael Campion Miller mmiller@steptoe.com,spu@steptoe.com,ocorn@Steptoe.com,ehartman@steptoe.com Mark Tamerlane Millkey mmillkey@rgrdlaw.com,e_file_ny@rgrdlaw.com,1781895420@filings.docketbird.com Erin Jennifer Morgan ejmorgan@paulweiss.com,mao_fednational@paulweiss.com Christopher F. Moriarty cmoriarty@motleyrice.com,sturman@sturman.ch Daniel P. Moylan dmoylan@zuckerman.com,jlinton@zuckerman.com,cvandergriff@zuckerman.com

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 58 of 60 Beth Mueller beth.mueller@kirkland.com,lroberts@kirkland.com,kenymanagingclerk@kirkland.com Mark Francis Murphy mmurphy@steptoe.com Sean Michael Nadel snadel@kellogghansen.com William H. Narwold bnarwold@motleyrice.com,glevin@motleyrice.com,lmclaughlin@motleyrice.com,vlepine@motleyrice.com,ajanelle@motleyrice.com Shawn Patrick Naunton snaunton@zuckerman.com,lgehlbach@zuckerman.com Gregory Mark Nespole gnespole@zlk.com,jtash@zlk.com Ivy T. Ngo ingo@rgrdlaw.com,e_file_sd@rgrdlaw.com Jonathan Ohring johring@milbank.com,DMarcou@milbank.com,mprostko@milbank.com,TQuinn@milbank.com,JKammerman@milbank.com,milbank@ecf.courtdrive.com,jon- ohring- 4945@ecf.pacerpro.com,dhooks1@milbank.com,klandis@milbank.com,AutoDocketECF@milbank.com,ggreen@milbank.com,MGrier@milbank.com,molsson@milb Bradley E Oppenheimer boppenheimer@kellogghansen.com,ecf-780f0d54d6a1@ecf.pacerpro.com,ggoldfeder@kellogghansen.com Guy Petrillo gpetrillo@pkbllp.com Ashley M. Price APrice@rgrdlaw.com,e_file_sd@rgrdlaw.com,9561670420@filings.docketbird.com,lmix@rgrdlaw.com Kingdar Prussien kprussien@milbank.com Arlen Pyenson apyenson@crowell.com Fei-Lu Qian fqian@saxenawhite.com,e-file@saxenawhite.com,cwallace@saxenawhite.com Leah Margaret Quadrino lquadrino@steptoe.com,pparker@steptoe.com Daniel Brett Rehns drehns@hrsclaw.com,efilings@hrsclaw.com Kenneth Mark Rehns krehns@saxenawhite.com,krehns@cohenmilstein.com,e-file@saxenawhite.com,cwallace@saxenawhite.com Julie Goldsmith Reiser jreiser@cohenmilstein.com Lorin L. Reisner LReisner@paulweiss.com,mao_fednational@paulweiss.com Joseph F. Rice jrice@motleyrice.com Ann Kimmel Ritter aritter@motleyrice.com,glevin@motleyrice.com,kweil@motleyrice.com Darren J. Robbins e_file_sd@rgrdlaw.com,jcaringal@rgrdlaw.com Lara Elizabeth Romansic lromansic@steptoe.com Laurence Matthew Rosen lrosen@rosenlegal.com David Avi Rosenfeld drosenfeld@rgrdlaw.com,e_file_ny@rgrdlaw.com,2879289420@filings.docketbird.com,e_file_sd@rgrdlaw.com Robert M. Rothman rrothman@rgrdlaw.com,e_file_ny@rgrdlaw.com,9858910420@filings.docketbird.com,e_file_sd@rgrdlaw.com Samuel Howard Rudman srudman@rgrdlaw.com,e_file_ny@rgrdlaw.com,mblasy@rgrdlaw.com,e_file_sd@rgrdlaw.com

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 59 of 60 Peter George Safirstein psafirstein@safirsteinmetcalf.com,sfeerick@safirsteinmetcalf.com Michael Gerard Scavelli mscavelli@steptoe.com,spu@steptoe.com,ehartman@steptoe.com,ocorn@steptoe.com Jed Mastren Schwartz jschwartz@milbank.com,jed-schwartz-8050@ecf.pacerpro.com,milbank@ecf.courtdrive.com,ggreen@milbank.com,AutoDocketECF@milbank.com Kevin S. Sciarani ksciarani@rgrdlaw.com,3827167420@filings.docketbird.com,tdevries@rgrdlaw.com,e_file_sd@rgrdlaw.com Joseph R. Seidman seidman@bernlieb.com Jonathan Lucas Shapiro jshapiro@kasowitz.com,courtnotices@kasowitz.com,autodocket@kasowitz.com Jessica T. Shinnefield jshinnefield@rgrdlaw.com,4243953420@filings.docketbird.com,landracchio@rgrdlaw.com Thomas Michael Skelton tskelton@lowey.com Richard William Slack richard.slack@weil.com,mco.ecf@weil.com,richard-slack- 7880@ecf.pacerpro.com,adam.bookman@weil.com,Patrick.Branson@weil.com,nymao@ecf.pacerpro.com,evert.christensen@weil.com,Raquel.Kellert@weil.com Patrick Kevin Slyne pkslyne@ssbny.com Patrick C Smith psmith@dehay.com Audra Jan Soloway asoloway@paulweiss.com,mao_fednational@paulweiss.com Luigi Spadafora spadafora.l@wssllp.com Kendra L Stead kstead@sidley.com,efilingnotice@sidley.com,tcollier@sidley.com,jdent@sidley.com,kendra-stead-0480@ecf.pacerpro.com Michael Howard Steinberg steinbergm@sullcrom.com,michael-h-steinberg-5026@ecf.pacerpro.com,s&cmanagingclerk@sullcrom.com Christopher D. Stewart cstewart@rgrdlaw.com,karenc@rgrdlaw.com,e_file_sd@rgrdlaw.com Elizabeth Johnson Stewart elizabeth.stewart@shearman.com,managing-attorney-5081@ecf.pacerpro.com,CourtAlert@Shearman.com,elizabeth-stewart- 0821@ecf.pacerpro.com,manattyoffice@shearman.com Ellen Anne Gusikoff Stewart elleng@rgrdlaw.com Daniel Ben Tehrani Daniel.Tehrani@usdoj.gov,CaseView.ECF@usdoj.gov Steven Jeffrey Toll stoll@cohenmilstein.com,efilings@cohenmilstein.com Matthew Tracy tracy.m@wssllp.com Nicholas Tygesson ntygesso@sidley.com Anil Karim Vassanji avassanji@fklaw.com Melanie Elizabeth Walker mewalker@sidley.com,melanie-walker-7174@ecf.pacerpro.com,efilingnotice@sidley.com Reid Weingarten rweingarten@steptoe.com Joseph Harry Weiss jweiss@weisslawllp.com,infony@weisslawllp.com,joshua-rubin-1257@ecf.pacerpro.com,exec@weisslawllp.com Theodore Von Wells , Jr twells@paulweiss.com,mao_fednational@paulweiss.com

Case 1:15-mc-00040-AKH Document 1272 Filed 09/30/19 Page 60 of 60 Collin White cwhite@kellogghansen.com Regis C. Worley , Jr rworley@rgrdlaw.com Debra J. Wyman debraw@rgrdlaw.com,e_file_sd@rgrdlaw.com,9404133420@filings.docketbird.com,scaesar@rgrdlaw.com Genevieve Graeme York-Erwin gyorkerwin@bakerlaw.com Manual Notice List The following is the list of attorneys who are not on the list to receive e-mail notices for this case (who therefore require manual noticing). You may wish to use your mouse to select and copy this list into your word processing program in order to create notices or labels for these recipients. ”ƒ’‹–ƒŽ , ™‹‰Š–Š‹ŽŽ‹’‘•–™‹… Zuckerman Spaeder, LLP 1800 M Street, N.W., Ste. 1000 Washington, DC 20036-5802 …‘––Ž‡šƒ†‡”†‡Žƒ Milbank LLP 55 Hudson Yards New York City, NY 10001-2163 ‡˜‹ƒ––‘ , ‹ŽŽ‹ƒƒ›Ž‘” Zuckerman Spaeder LLP 1800 M Street, N.W Washington, DC 20036 ƒ˜‹†ŜƒŽ–‘ Robbins Geller Rudman & Dowd LLP (SANDIEGO) 655 West Broadway Suite 1900 San Diego, CA 92101 „„›Ŝ‡œ‡Ž ,

Case 1:15-mc-00040-AKH Document 1272-1 Filed 09/30/19 Page 1 of 1 INDEX OF EXHIBITS TO STIPULATION OF SETTLEMENT DOCUMENT EXHIBIT [Proposed] Order Granting Preliminary Approval Pursuant to Fed. R. Civ. P. 23(e)(1) A and Permitting Notice to the Class Notice of Proposed Settlement of Class Action A-1 Proof of Claim and Release A-2 Summary Notice of Proposed Settlement of Class Action A-3 [Proposed] Order and Final Judgment B 4823-5678-9672.v1

Case 1:15-mc-00040-AKH Document 1272-2 Filed 09/30/19 Page 1 of 11 EXHIBIT A

Case 1:15-mc-00040-AKH Document 1272-2 Filed 09/30/19 Page 2 of 11 EXECUTION COPY UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF NEW YORK x In re AMERICAN REALTY CAPITAL : Civil Action No. 1:15-mc-00040-AKH PROPERTIES, INC. LITIGATION : : CLASS ACTION : This Document Relates To: : : ALL ACTIONS. : x [PROPOSED] ORDER GRANTING PRELIMINARY APPROVAL PURSUANT TO FED. R. CIV. P. 23(e)(1) AND PERMITTING NOTICE TO THE CLASS EXHIBIT A 42350.00200

Case 1:15-mc-00040-AKH Document 1272-2 Filed 09/30/19 Page 3 of 11 EXECUTION COPY WHEREAS, an action pending before this Court is styled In re American Realty Capital Properties, Inc. Litigation, No. 1:15-mc-00040-AKH (S.D.N.Y.) (the “Litigation”); WHEREAS, Lead Plaintiff having made a motion, pursuant to Federal Rule of Civil Procedure 23(e), for an order preliminarily approving the Settlement of this Litigation, in accordance with a Stipulation of Settlement, dated September 30, 2019 (the “Stipulation”), which, together with the Exhibits annexed thereto, sets forth the terms and conditions for a proposed Settlement of the Litigation between the Settling Parties and for dismissal of the Litigation with prejudice upon, and subject to, the terms and conditions set forth therein; and the Court having read and considered: (1) the motion for preliminary approval of the Settlement, and the papers filed and arguments made in connection therewith, and (2) the Stipulation and the exhibits annexed thereto; WHEREAS, the Settling Parties having consented to the entry of this Order; and WHEREAS, unless otherwise defined, all terms used herein have the same meanings as set forth in the Stipulation. NOW, THEREFORE, IT IS HEREBY ORDERED: 1. The Court has reviewed the Stipulation and does hereby preliminarily approve the Stipulation and the Settlement set forth therein as fair, reasonable and adequate, subject to further consideration at the Final Approval Hearing (as defined in ¶3 below). 2. The Court preliminarily finds that the proposed Settlement should be approved as: (i) it is the result of serious, extensive arm’s-length and non-collusive negotiations; (ii) falling within a range of reasonableness warranting final approval; (iii) having no obvious deficiencies; (iv) there is no substantive deviation from the Class previously certified and later modified by the - 1 -

Case 1:15-mc-00040-AKH Document 1272-2 Filed 09/30/19 Page 4 of 11 EXECUTION COPY Court; and (v) warranting notice of the proposed Settlement to Class Members and further consideration of the Settlement at the Final Approval Hearing described below. 3. A hearing shall be held before this Court on _______________, 2020, at ___ _.m. [a date that is one hundred (100) calendar days or more from the date of this Order] (the “Final Approval Hearing”), at the Daniel Patrick Moynihan United States Courthouse, United States District Court for the Southern District of New York, 500 Pearl Street, New York, NY 10007, to determine whether the proposed Settlement of the Litigation on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate to the Class and should be approved by the Court; to determine whether a Judgment as provided in ¶1.19 of the Stipulation should be entered; to determine whether the proposed Plan of Allocation should be approved; to determine the amount of attorneys’ fees, costs, charges and expenses that should be awarded to Lead Counsel; to determine any award to Plaintiffs pursuant to 15 U.S.C. §78u-4(a)(4); to hear any objections by Class Members to: (i) the Settlement or Plan of Allocation; (ii) the award of attorneys’ fees and expenses to Lead Counsel; and (iii) awards to Plaintiffs pursuant to 15 U.S.C. §78u-4(a)(4); and to consider such other matters the Court deems appropriate. The Court may adjourn the Final Approval Hearing without further notice to the Class. 4. The Court approves the form, substance, and requirements of the Notice of Proposed Settlement of Class Action (“Notice”) and Proof of Claim and Release, substantially in the forms annexed hereto as Exhibits A-1 and A-2, respectively. 5. The Court approves the form of the Summary Notice of Proposed Settlement of Class Action (“Summary Notice”), substantially in the form annexed hereto as Exhibit A-3. - 2 -

Case 1:15-mc-00040-AKH Document 1272-2 Filed 09/30/19 Page 5 of 11 EXECUTION COPY 6. The firm of Gilardi & Co. LLC (“Claims Administrator”) is hereby appointed to supervise and administer the notice procedure as well as the processing of claims as more fully set forth below. 7. Not later than ___________, 2019 [a date twenty-one (21) calendar days after the Court signs and enters this Order] (the “Notice Date”), the Claims Administrator shall cause a copy of the Notice and Proof of Claim and Release, substantially in the forms annexed hereto, to be mailed by First-Class Mail to all Class Members who can be identified with reasonable effort and to be posted on the case-designated website, www.ARCPSecuritiesLitigation.com. 8. Not later than ___________, 2019 [a date seven (7) calendar days after the Notice Date], the Claims Administrator shall cause the Summary Notice to be published once in The Wall Street Journal, and once over a national newswire service. 9. At least seven (7) calendar days prior to the Final Approval Hearing, Lead Counsel shall serve on Defendants’ Counsel and file with the Court proof, by affidavit or declaration, of such mailing and publishing. 10. The Claims Administrator shall use reasonable efforts to give notice to nominee purchasers such as brokerage firms and other persons or entities who purchased or otherwise acquired ARCP Securities between February 28, 2013 and October 29, 2014 as record owners but not as beneficial owners. Such nominee purchasers are directed, within fourteen (14) business days of their receipt of the Notice, to either forward copies of the Notice and Proof of Claim and Release to their beneficial owners or to provide the Claims Administrator with lists of the names and addresses of the beneficial owners, and the Claims Administrator is ordered to send the Notice and Proof of Claim and Release promptly to such identified beneficial owners. Nominee purchasers who elect to send the Notice and Proof of Claim and Release to their beneficial owners shall send - 3 -

Case 1:15-mc-00040-AKH Document 1272-2 Filed 09/30/19 Page 6 of 11 EXECUTION COPY a statement to the Claims Administrator confirming that the mailing was made as directed. Additional copies of the Notice shall be made available to any record holder requesting such for the purpose of distribution to beneficial owners, and such record holders shall be reimbursed from the Settlement Fund, upon receipt by the Claims Administrator of proper documentation, for the reasonable expense of sending the Notice and Proof of Claim and Release to beneficial owners. 11. The form and content of the notice program described herein and the methods set forth herein for notifying the Class of the Settlement and its terms and conditions, the Fee and Expense Application, and the Plan of Allocation meet the requirements of Rule 23 of the Federal Rules of Civil Procedure, the Private Securities Litigation Reform Act of 1995 and due process, constitute the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all Persons entitled thereto. 12. All fees, costs, and expenses incurred in identifying and notifying Members of the Class shall be paid from the Settlement Fund and in no event shall any of the Released Persons bear any responsibility or liability for such fees, costs, or expenses. 13. All Class Members (except Persons who requested exclusion pursuant to the Notice of Pendency of Class Action provided in August 2019 and Persons that entered into a settlement agreement or otherwise provided a release to any Defendant relating to or arising from the purchase or other acquisition of ARCP Securities prior to October 29, 2014) shall be bound by all determinations and judgments in the Litigation concerning the Settlement, including, but not limited to, the releases provided for therein, whether favorable or unfavorable to the Class, regardless of whether such Persons seek or obtain by any means, including, without limitation, by submitting a Proof of Claim and Release or any similar document, any distribution from the Settlement Fund or the Net Settlement Fund. - 4 -

Case 1:15-mc-00040-AKH Document 1272-2 Filed 09/30/19 Page 7 of 11 EXECUTION COPY 14. VEREIT shall provide within 10 days of the entry of this order: (a) to Lead Counsel the identity of the settling parties that entered into a settlement agreement or otherwise provided a release to any Defendant relating to or arising from the purchase or other acquisition of ARCP Securities prior to October 29, 2014 and the language memorializing the releasors therein; (b) to Lead Counsel the scope of any release(s) provided; and (c) to the Claims Administrator, to the extent that it is in VEREIT’s possession, the anonymized underlying trading data of such settling parties and releasors. 15. Class Members who wish to participate in the Settlement shall complete and submit a Proof of Claim and Release in accordance with the instructions contained therein. Unless the Court orders otherwise, all Proofs of Claim must be postmarked or submitted electronically no later than ____________, 2020 [a date ninety (90) calendar days from the Notice Date]. Any Class Member who does not submit a Proof of Claim and Release within the time provided shall be barred from sharing in the distribution of the proceeds of the Net Settlement Fund, unless otherwise ordered by the Court, but shall nevertheless be bound by any final judgment entered by the Court. Notwithstanding the foregoing, Lead Counsel shall have the discretion (but not the obligation) to accept late-submitted claims for processing by the Claims Administrator so long as distribution of the Net Settlement Fund is not materially delayed thereby. No person shall have any claim against Lead Plaintiff, Lead Counsel or the Claims Administrator by reason of the decision to exercise such discretion whether to accept late submitted claims. 16. Any Member of the Class may enter an appearance in the Litigation, at his, her, or its own expense, individually or through counsel of his, her, or its own choice. If they do not enter an appearance, they will be represented by Lead Counsel. - 5 -

Case 1:15-mc-00040-AKH Document 1272-2 Filed 09/30/19 Page 8 of 11 EXECUTION COPY 17. Any Member of the Class may appear at the Final Approval Hearing and object if he, she, or it has any reason why the proposed Settlement of the Litigation should not be approved as fair, reasonable and adequate, or why a judgment should not be entered thereon, why the Plan of Allocation should not be approved, or why attorneys’ fees, together with costs, charges and expenses should not be awarded or awards to Plaintiffs pursuant to 15 U.S.C. §78u-4(a)(4) should not be awarded; provided, however, that no Class Member or any other Person shall be heard at the Final Approval Hearing or entitled to contest the approval of the terms and conditions of the proposed Settlement, or, if approved, the Judgment to be entered thereon approving the same, or the order approving the Plan of Allocation, or any attorneys’ fees, together with costs and expenses to be awarded to Lead Counsel or any award to Plaintiffs, unless the Person objecting has filed said written objections and copies of any papers and briefs with the Clerk of the United States District Court for the Southern District of New York and mailed copies thereof by first-class mail to Robbins Geller Rudman & Dowd LLP, Debra J. Wyman, 655 West Broadway, Suite 1900, San Diego, CA 92101, and Jed M. Schwartz, Milbank LLP, 55 Hudson Yards, New York, NY 10001 no later than _____________, 20__ [a date twenty-one (21) calendar days prior to the Final Approval Hearing]. Any Member of the Class who does not make his, her, or its objection in the manner provided shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness or adequacy of the proposed Settlement as incorporated in the Stipulation, to the Plan of Allocation, or to the award of fees, costs, charges and expenses to Lead Counsel or Plaintiffs, unless otherwise ordered by the Court. Attendance at the Final Approval Hearing is not necessary. However, Persons wishing to be heard orally in opposition to the approval of the Settlement, the Plan of Allocation, and/or the application for an award of fees, costs, charges and expenses are required to indicate in their written objection their - 6 -

Case 1:15-mc-00040-AKH Document 1272-2 Filed 09/30/19 Page 9 of 11 EXECUTION COPY intention to appear at the hearing and to include in their written objections the identity of any witnesses they may call to testify and copies of any exhibits they intend to introduce into evidence at the Final Approval Hearing. Class Members do not need to appear at the Final Approval Hearing or take any other action to indicate their approval. 18. Any Class Member who does not object to the Settlement, the Plan of Allocation, or Lead Counsel’s application for an award of attorneys’ fees, costs, charges and expenses in the manner prescribed herein and in the Notice shall be deemed to have waived such objection, and shall forever be foreclosed from making any objection to the fairness, adequacy or reasonableness of the proposed Settlement, this Order and the Judgment to be entered approving the Settlement, the Plan of Allocation and/or the application by Lead Counsel for an award of attorneys’ fees together with costs, charges and expenses. 19. All funds held by the Escrow Agent shall be deemed and considered to be in custodia legis, and shall remain subject to the jurisdiction of the Court, until such time as such funds shall be distributed pursuant to the Stipulation and/or further order(s) of the Court. 20. All papers in support of the Settlement, Plan of Allocation, and any application by Lead Counsel for attorneys’ fees, costs, charges and expenses and awards to Plaintiffs shall be filed and served no later than ____________, 20__ [a date thirty-five (35) calendar days prior to the Final Approval Hearing], and any reply papers shall be filed and served no later than ____________, 20__ [a date seven (7) calendar days prior to the Final Approval Hearing]. 21. The Released Persons shall have no responsibility for the Plan of Allocation or any application for attorneys’ fees, costs, charges or expenses submitted by Lead Counsel, and such matters will be considered by the Court separately from the fairness, reasonableness, and adequacy of the Settlement. - 7 -

Case 1:15-mc-00040-AKH Document 1272-2 Filed 09/30/19 Page 10 of 11 EXECUTION COPY 22. At or after the Final Approval Hearing, the Court shall determine whether the Plan of Allocation proposed by Lead Counsel, and any application for attorneys’ fees, costs, charges and expenses, should be approved. The Court reserves the right to enter the Order and Final Judgment approving the Settlement regardless of whether it has approved the Plan or Allocation or awarded attorneys’ fees and/or costs, charges and expenses. 23. All reasonable expenses incurred in identifying and notifying Class Members as well as administering the Settlement Fund shall be paid as set forth in the Stipulation. In the event the Court does not approve the Settlement, or it otherwise fails to become effective, neither Lead Plaintiff nor Lead Counsel nor the Claims Administrator shall have any obligation to repay any amounts actually and properly incurred or disbursed pursuant to ¶¶2.12 or 2.14 of the Stipulation. 24. Neither this Order nor the Stipulation, nor any of their respective terms or provisions, nor any of the negotiations, discussions, proceedings connected with them, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement or this Order may be construed as an admission or concession by the Defendants or any other Released Persons of the truth of any of the allegations in the Litigation, or of any liability, fault, or wrongdoing of any kind, or offered or received in evidence, or otherwise used by any person in the Litigation, or in any other action or proceeding, whether civil, criminal, or administrative, in any court, administrative agency, or other tribunal, except in connection with any proceeding to enforce the terms of the Stipulation or this Order. The Released Persons, Lead Plaintiff, Class Members, and each of their counsel may file the Stipulation, and/or this Order and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or - 8 -

Case 1:15-mc-00040-AKH Document 1272-2 Filed 09/30/19 Page 11 of 11 EXECUTION COPY reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim. 25. All proceedings in the Litigation are stayed until further order of this Court, except as may be necessary to implement the Settlement or comply with the terms of the Stipulation. Pending final determination of whether the Settlement should be approved, neither the Lead Plaintiff nor any Class Member, either directly, representatively, or in any other capacity shall commence or prosecute against any of the Released Persons any action or proceeding in any court or tribunal asserting any of the Released Claims. 26. The Court reserves the right to alter the time or the date of the Final Approval Hearing without further notice to Class Members, and retains jurisdiction to consider all further applications arising out of or connected with the proposed Settlement. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to the Class. 27. If the Settlement fails to become effective as defined in the Stipulation or is terminated, then, in any such event, the Stipulation, including any amendment(s) thereof, except as expressly provided in the Stipulation, and this Order shall be null and void, of no further force or effect, and without prejudice to any Settling Party, and may not be introduced as evidence or used in any actions or proceedings by any person or entity against the Settling Parties, and they shall be deemed to have reverted to their respective litigation positions as of August 21, 2019. IT IS SO ORDERED. DATED: THE HONORABLE ALVIN K. HELLERSTEIN UNITED STATES DISTRICT JUDGE - 9 -

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 1 of 29 EXHIBIT A-1

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 2 of 29 EXECUTION COPY UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF NEW YORK x In re AMERICAN REALTY CAPITAL : Civil Action No. 1:15-mc-00040-AKH PROPERTIES, INC. LITIGATION : : CLASS ACTION : This Document Relates To: : : ALL ACTIONS. : x NOTICE OF PROPOSED SETTLEMENT OF CLASS ACTION EXHIBIT A-1

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 3 of 29 EXECUTION COPY TO: ALL PERSONS AND ENTITIES THAT PURCHASED OR OTHERWISE ACQUIRED THE COMMON STOCK, PREFERRED STOCK, OR DEBT SECURITIES OF AMERICAN REALTY CAPITAL PROPERTIES, INC. (“ARCP”, NOW KNOWN AS VEREIT, INC.) OR ARC PROPERTIES OPERATING PARTNERSHIP, L.P. (NOW KNOWN AS VEREIT OPERATING PARTNERSHIP, L.P.) (“ARCP SECURITIES”) DURING THE PERIOD BETWEEN FEBRUARY 28, 2013 AND OCTOBER 29, 2014 (THE “CLASS PERIOD”) IN ORDER TO QUALIFY FOR A SETTLEMENT PAYMENT, YOU MUST TIMELY SUBMIT A PROOF OF CLAIM AND RELEASE FORM BY ___________, 2020. THIS NOTICE WAS AUTHORIZED BY THE COURT. IT IS NOT A LAWYER SOLICITATION. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. WHY SHOULD I READ THIS NOTICE? This Notice is given pursuant to an order issued by the United States District Court for the Southern District of New York (the “Court”). This Notice serves to inform you of the proposed settlement of the above-captioned class action lawsuit for $1,025,000,000.00 in cash (the “Settlement”) and the hearing (the “Settlement Fairness Hearing”) to be held by the Court to consider the fairness, reasonableness, and adequacy of the Settlement, as set forth in the Stipulation of Settlement dated September 30, 2019 (the “Stipulation”), by and between Lead Plaintiff Teachers Insurance and Annuity Association of America, College Retirement Equities Fund, TIAA-CREF Equity Index Fund, TIAA-CREF Real Estate Securities Fund, TIAA-CREF Large Cap Value Index Fund, TIAA-CREF Small Cap Blend Index Fund, TIAA-CREF Life Real Estate Securities Fund, TIAA-CREF Life Equity Index Fund, and TIAA-CREF Bond Index Fund (collectively “TIAA” or “Lead Plaintiff”), on behalf of itself and the Class (as defined below), on the one hand, and Defendants ARCP (now known as VEREIT), AR Capital, LLC (“AR Capital”), ARC Properties Advisors, LLC, certain of ARCP’s and AR Capital’s current or former officers and directors, Grant Thornton LLP and the underwriters involved in four securities offerings by ARCP during the Class Period, on the other hand (collectively, “Defendants”).1 This Notice is intended to inform you how this lawsuit and proposed Settlement may affect your rights and what steps you may take in relation to it. This Notice is different than the one you previously received advising you of the pendency of this Litigation. This Notice is NOT an expression of any opinion by the Court as to the merits of the claims or defenses asserted in the lawsuit or whether the Defendants engaged in any wrongdoing. 1 The Stipulation can be viewed and/or downloaded at www.ARCPSecuritiesLitigation.com. All capitalized terms used herein have the same meaning as the terms defined in the Stipulation. - 1 -

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 4 of 29 EXECUTION COPY YOUR LEGAL RIGHTS AND OPTIONS IN THIS SETTLEMENT SUBMIT A PROOF OF The only way to be eligible to receive a payment from the CLAIM AND RELEASE Settlement. Proofs of Claim and Release must be postmarked (if mailed) or received (if submitted online) on or before __________, 2020. OBJECT TO THE Write to the Court about why you do not like the Settlement, the SETTLEMENT BY Plan of Allocation and/or the request for attorneys’ fees and SUBMITTING A expenses. Objections must be postmarked on or before WRITTEN OBJECTION _____________, 20__. GO TO THE HEARING Ask to speak in Court about the fairness of the Settlement. ON __________, 2020, Requests to speak must be postmarked on or before AND FILE A NOTICE ___________, 20__. If you submit a written objection, you may OF INTENTION TO (but you do not have to) attend the hearing. APPEAR DO NOTHING Receive no payment. You will, however, still be a Class Member, which means that you give up your right to ever be part of any other lawsuit against the Defendants or any other Released Person about the legal claims being resolved by this Settlement and you will be bound by any judgments or orders entered by the Court in the Litigation. - 2 -

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 5 of 29 EXECUTION COPY SUMMARY OF THIS NOTICE Description of the Litigation and the Class This Notice relates to a proposed settlement of claims in a pending securities class action brought by ARCP investors alleging, among other things, that Defendants violated the federal securities laws by making materially false and misleading statements or omitting to state facts necessary to make statements not misleading in public filings and other public statements during the Class Period. A more detailed description of the Litigation is set forth on pages ____ below. The proposed Settlement, if approved by the Court, will settle claims of the Class, as defined on pages ____ below. Statement of Class Recovery Pursuant to the Settlement described herein, a $1,025,000,000.00 settlement fund has been established (the “Settlement Amount”). The Settlement Amount together with any interest earned thereon is the “Settlement Fund.” The Settlement Fund, less (a) any taxes, (b) any Notice and Administration Expenses, and (c) any attorneys’ fees and litigation costs, charges and expenses (including any awards to Plaintiffs of their costs and expenses in representing the Class) awarded by the Court, will be distributed to Class Members in accordance with a plan of allocation that is approved by the Court. The proposed plan of allocation (the “Plan of Allocation”) is set forth on pages ____ below. Based on Lead Plaintiff’s estimate of the number of ARCP Securities eligible to recover, and Defendants’ representations concerning previously settled claims, the average distribution under the Plan of Allocation is roughly $1.72 per common share, $1.35 per preferred share, and $6.91 per $100 face value of the TAA Notes, $9.04 per $100 face value of the TAB Notes, $2.24 per $100 face value of the QAA/QAB Notes, $2.78 per $100 face value of the QAC/QAD Notes, $5.27 per $100 face value of the QAE/QAF Notes, before deduction of any taxes on the income earned on the Settlement Fund, Notice and Administration Expenses, and allowable attorneys’ fees and expenses (including any awards to Plaintiffs) as determined by the Court. Class Members should note, however, that these are only estimates. A Class Member’s actual recovery will be a proportion of the Net Settlement Fund determined by that claimant’s claims as compared to the total claims of all Class Members who submit acceptable Proofs of Claim. An individual Class Member may receive more or less than these estimated average amounts. See Plan of Allocation set forth and discussed at pages ___ below for more information on the calculation of your claim. Statement of Potential Outcome of Case The Settling Parties disagree on both liability and damages and do not agree on the amount of damages per security, if any, that would be recoverable if the Class prevailed on each claim alleged. Defendants deny that they are liable to the Class and deny that the Class has suffered any injury or damages. The issues on which the parties disagree are many, but include: (1) whether Defendants engaged in conduct that would give rise to any liability to the Class under the federal securities laws; (2) whether Defendants have valid defenses to any such claims of liability; (3) the appropriate economic model for determining the amount by which the prices of ARCP Securities were allegedly artificially inflated (if at all) during the Class Period; (4) the amount, if any, by which the prices of ARCP Securities were allegedly artificially inflated (if at all) during the Class Period; (5) the effect of various market forces on the prices of ARCP Securities at various times during the Class Period; - 3 -

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 6 of 29 EXECUTION COPY (6) the extent to which external factors influenced the price of ARCP Securities at various times during the Class Period; (7) the extent to which the various matters that Plaintiffs alleged were materially false or misleading influenced (if at all) the prices of ARCP Securities at various times during the Class Period; and (8) the extent to which the various allegedly adverse material facts that Lead Plaintiff alleged were omitted influenced (if at all) the price of ARCP Securities during the Class Period. Statement of Attorneys’ Fees and Expenses Sought Lead Counsel will apply to the Court on behalf of all Plaintiffs’ Counsel for an award of attorneys’ fees not to exceed thirteen percent (13%) of the Settlement Amount, plus costs, charges and expenses not to exceed $6 million, including awards to Plaintiffs pursuant to 15 U.S.C. §78u- 4(a)(4) in connection with their representation of the Class, plus interest earned on both amounts at the same rate as earned by the Settlement Fund. Since the Litigation’s inception, Lead Counsel have expended considerable time and effort in the prosecution of this Litigation on a wholly contingent basis and have advanced the expenses of the Litigation in the expectation that if they were successful in obtaining a recovery for the Class they would be paid from such recovery. The requested attorneys’ fees, costs, charges and expenses amount to an average cost of approximately $0.23 per allegedly damaged ARCP common share, $0.18 per allegedly damaged preferred share and $0.94 per allegedly damaged $100 face value of the TAA Notes, $1.23 per allegedly damaged $100 face value of the TAB Notes, $0.30 per allegedly damaged $100 face value of the QAA/QAB Notes, $0.38 per allegedly damaged $100 face value of the QAC/QAD Notes, and $0.71 per allegedly damaged $100 face value of the QAE/QAF Notes. The average cost per damaged share will vary depending on the number of acceptable Proofs of Claim submitted. Further Information For further information regarding the Litigation or this Notice or to review the Stipulation, please contact the Claims Administrator toll-free at _______________, or visit the website www.ARCPSecuritiesLitigation.com. You may also contact a representative of counsel for the Class: Rick Nelson, Shareholder Relations, Robbins Geller Rudman & Dowd LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101, 1-800-449-4900, www.rgrdlaw.com. Please Do Not Call the Court or Defendants with Questions About the Settlement. Reasons for the Settlement Lead Plaintiff’s principal reason for entering into the Settlement is the benefit to the Class now, without further risk or the delays inherent in continued litigation. The cash benefit under the Settlement must be considered against the significant risk that a smaller recovery – or, indeed, no recovery at all – might be achieved after trial, and likely appeals, a process that could last several years into the future. Defendants have denied and continue to deny each and all of the claims alleged by Lead Plaintiff in the Litigation. Defendants expressly have denied and continue to deny all charges of - 4 -

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 7 of 29 EXECUTION COPY wrongdoing or liability against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Litigation. Defendants also have denied and continue to deny, among other things, the allegations that Lead Plaintiff or the Class has suffered any damage, or that Lead Plaintiff or the Class was harmed by the conduct alleged in the Litigation. For Defendants, the principal reason for entering into the Settlement is to eliminate the uncertainty, risk, costs, and burdens inherent in any litigation, especially in complex cases such as this Litigation. Defendants have concluded that further conduct of this Litigation could be expensive, protracted and distracting. WHAT IS THIS LAWSUIT ABOUT? THE ALLEGATIONS The Litigation is currently pending before the Honorable Alvin K. Hellerstein in the United States District Court for the Southern District of New York (the “Court”). The initial complaint in this action was filed on October 30, 2014. On February 13, 2015, the Court appointed TIAA as Lead Plaintiff and Robbins Geller Rudman & Dowd LLP (“Robbins Geller”) as Lead Counsel. Lead Plaintiff’s Third Amended Complaint for Violations of the Federal Securities Laws (the “Complaint”) alleges that Defendants variously violated §§11 and/or 15 of the Securities Act of 1933 and/or §§10(b) and 20(a) of the Securities Exchange Act of 1934. More specifically, Lead Plaintiff alleges that ARCP failed to properly report Adjusted Funds From Operations (“AFFO”), a common measure of REIT performance, by improperly and artificially inflating AFFO, causing it to be overstated. Lead Plaintiff further alleges that when the true facts regarding the alleged accounting improprieties were revealed, that artificial inflation was removed from the prices of ARCP Securities, causing the prices to drop and damaging members of the Class. Defendants deny all of Lead Plaintiff’s allegations. Defendants contend that they did not make any false or misleading statements and that they disclosed all information required to be disclosed by the federal securities laws. THE COURT HAS NOT RULED AS TO WHETHER DEFENDANTS ARE LIABLE TO LEAD PLAINTIFF OR TO THE CLASS. THIS NOTICE IS NOT INTENDED TO BE AN EXPRESSION OF ANY OPINION BY THE COURT WITH RESPECT TO THE TRUTH OF THE ALLEGATIONS IN THIS LITIGATION OR THE MERITS OF THE CLAIMS OR DEFENSES ASSERTED. THIS NOTICE IS SOLELY TO ADVISE YOU OF THE PROPOSED SETTLEMENT OF THIS ACTION AND YOUR RIGHTS IN CONNECTION WITH THAT SETTLEMENT. PROCEDURAL HISTORY The Settling Parties vigorously litigated this case for nearly five years. They briefed and argued two rounds of motions to dismiss the Class’s claims, and following rulings on the motions to dismiss, the Settling Parties engaged in extensive fact and class-related discovery which included the exchange of over 12 million pages of documents and the taking of more than 50 depositions. After full briefing and an evidentiary hearing, the Court certified the Class on August 31, 2017. After the - 5 -

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 8 of 29 EXECUTION COPY close of fact discovery in December 2018, the Settling Parties briefed and argued 13 motions for summary judgment, which were granted in part and denied in part on May 10, 2019. After summary judgment was resolved, the Settling Parties engaged in expert discovery, exchanging reports from and deposing 21 experts. The Settling Parties were scheduled to begin the trial of this Litigation in January 2020. In anticipation of the trial, the Settling Parties briefed 45 motions in limine and 17 motions to exclude expert testimony. Those motions were scheduled for oral argument in mid-September 2019. The Settling Parties also participated in multiple in-person mediation sessions as well as numerous telephonic conferences over several years with the Honorable Layn R. Phillips (Ret.), a retired United States District Court Judge and an experienced mediator. The Settling Parties engaged in good-faith, arm’s-length negotiations during the earlier mediation sessions, but were unable to reach an agreement. The Settling Parties pursued pre-trial motion practice while settlement discussions continued through Judge Phillips. On September 8, 2019, the Settling Parties reached an agreement in principle to resolve the Litigation, subject to the negotiation of the terms of a Stipulation of Settlement and approval by the Court. HOW DO I KNOW IF I AM A CLASS MEMBER? If you purchased or otherwise acquired ARCP Securities during the period between February 28, 2013 and October 29, 2014 and are not otherwise excluded, you are a Class Member. As set forth in the Stipulation, excluded from the Class are: Defendants, members of the immediate families of each of the Defendants, any person, firm, trust, corporation, officer, director or other individual or entity in which any Defendant has a controlling interest or which is related to or affiliated with any Defendant, and the legal representatives, agents, affiliates, heirs, successors-in-interest, or assigns of any such excluded party. For the avoidance of doubt, this exclusion does not extend to: (1) any investment company or pooled investment fund in which a Third-Party Underwriter Defendant2 may have a direct or indirect interest, or as to which its affiliates may act as an advisor, but of which a Third-Party Underwriter Defendant or its respective affiliates is not a majority owner or does not hold a majority beneficial interest; or (2) any employee benefit plan as to which a Third-Party Underwriter Defendant or its affiliates acts as an investment advisor or otherwise may be a fiduciary; provided, however, that membership in the Class by such investment company, pooled investment fund or employee benefit plan is limited to transactions in ARCP Securities made on behalf of, or for the benefit of, persons other than persons that are excluded from the Class by definition. In other words, the Third-Party Underwriter Defendants cannot make a claim on their own behalf for their ownership share in any of the above entities. 2 Third-Party Underwriter Defendants are defined as Barclays Capital Inc., BMO Capital Markets Corp., Capital One Securities, Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Janney Montgomery Scott, LLC, JMP Securities LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Ladenburg Thalmann & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC (f/k/a Mizuho Securities USA Inc.), Morgan Stanley & Co. LLC, Piper Jaffray & Co., PNC Capital Markets LLC, RBS Securities Inc., Robert W. Baird & Co. Incorporated, and Wells Fargo Securities, LLC. - 6 -

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 9 of 29 EXECUTION COPY Additionally, the Class excludes any person or entity that entered into any other settlement agreement or otherwise provided a release to any Defendant relating to or arising from the purchase or other acquisition of ARCP Securities prior to October 29, 2014. Also excluded from the Class is any Class Member who timely and validly requested exclusion in accordance with the requirements set by the Court in connection with the Notice of Pendency of Class Action previously provided to the Class. PLEASE NOTE: Receipt of this Notice does not mean that you are a Class Member or that you will be entitled to receive a payment from the Settlement. If you are a Class Member and you wish to be eligible to participate in the distribution of proceeds from the Settlement, you are required to submit the Proof of Claim and Release that is being distributed with this Notice and the required supporting documentation as set forth therein postmarked or submitted online on or before ______________, 2020. WHAT IS THE MONETARY VALUE OF THE PROPOSED SETTLEMENT? The Settlement, if approved, will result in the creation of a cash settlement fund of $1,025,000,000.00. This fund, plus accrued interest and minus the costs of this Notice and all costs associated with the administration of the Settlement, as well as attorneys’ fees and expenses, and the payment of Plaintiffs’ costs and expenses in representing the Class, as approved by the Court (the “Net Settlement Fund”), will be distributed to eligible Class Members pursuant to the Plan of Allocation that is described in the next section of this Notice. WHAT IS THE PROPOSED PLAN OF ALLOCATION? The objective of the Plan of Allocation is to equitably distribute the Net Settlement Fund among Class Members based on their respective alleged economic losses resulting from the securities law violations alleged in the Litigation. The Claims Administrator shall determine each Class Member’s share of the Net Settlement Fund based upon the recognized loss formula (the “Recognized Loss”) described below. A Recognized Loss will be calculated for each ARCP Security purchased or otherwise acquired during the Class Period. The calculation of a Recognized Loss will depend upon several factors, including when the ARCP Security was purchased or otherwise acquired and in what amounts, whether the securities were ever sold, and, if so, when they were sold and for what amounts. The Recognized Loss is not intended to estimate the amount a Class Member might have been able to recover after a trial, nor to estimate the amount that will be paid to Class Members pursuant to the Settlement. The Recognized Loss is the basis upon which the Net Settlement Fund will be proportionately allocated to Class Members. Your share of the Net Settlement Fund will depend on the number of valid Proofs of Claim that Class Members send in and how many and which type of ARCP Security you purchased or otherwise acquired during the Class Period, and whether you sold any of those securities and when you sold them. - 7 -

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 10 of 29 EXECUTION COPY The calculation of claims below is not an estimate of the amount you will receive. It is a formula for allocating the Net Settlement Fund among all Authorized Claimants. Furthermore, if any of the formulas set forth below yield an amount less than $0.00, the claim per share is $0.00. In the event a Class Member has more than one purchase or acquisition or sale of ARCP Securities during the Class Period, all such purchases and sales shall be matched by security on a First-In, First-Out (“FIFO”) basis. Sales will be matched against purchases in chronological order, beginning with the earliest purchase made during the Class Period. If a matched Class Period purchase and sale reflects a market gain, the recognized claim for the specific shares or notes involved in the transaction will be $0.00. The Claims Administrator shall allocate to each Authorized Claimant a pro rata share of the Net Settlement Fund based on his, her, or its recognized claim as compared to the total recognized claims of all Authorized Claimants. No distribution shall be made to Authorized Claimants who would otherwise receive a distribution of less than $10.00. CALCULATION OF RECOGNIZED LOSS AMOUNTS 1. For each Class Period purchase or acquisition of an ARCP Security that is properly documented, a “Recognized Loss Amount” will be calculated for that security according to the formulas described below. Such “Recognized Loss Amounts” will be aggregated across all purchases to determine the “Recognized Claim” for each Class Member. To the extent a Class Member has a Recognized Loss Amount under the Exchange Act and the Securities Act resulting from the same purchase or acquisition of an ARCP Security, the Recognized Loss Amount will be the greater of the Exchange Act Recognized Loss Amount and the Securities Act Recognized Loss Amount. 2. The calculations made pursuant to the Plan of Allocation are not intended to be estimates of, nor indicative of, the amounts that Class Members might have been able to recover after a trial. Nor are the calculations pursuant to the Plan of Allocation intended to be estimates of the amounts that will be paid to Authorized Claimants pursuant to the Settlement. The computations under the Plan of Allocation are only a method to weigh the claims of claimants against one another for the purposes of making pro rata allocations of the Net Settlement Fund. EXCHANGE ACT RECOGNIZED LOSS AMOUNTS 3. For the Exchange Act Securities, estimated damages and the Plan were developed based on event study analysis, which determines how much artificial inflation was in the prices of such securities on each day during the Class Period by measuring how much the prices declined as a result of disclosures that corrected the alleged misrepresentations and omissions. An Exchange Act Recognized Loss Amount is calculated for each Class Member who purchased Exchange Act Securities during the Class Period based on when that claimant purchased and sold shares, or retained shares beyond the end of the Class Period. 4. Based on the formulas presented below, an “Exchange Act Recognized Loss Amount” will be calculated for each purchase or acquisition of ARCP Exchange Act Securities stock during the Class Period that is listed on the Proof of Claim and Release form and for which adequate - 8 -

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 11 of 29 EXECUTION COPY documentation is provided. If a Recognized Loss Amount calculates to a negative number or zero under the formula below, that Recognized Loss Amount will be zero. ARCP Common Stock 5. For each share of ARCP common stock purchased or otherwise acquired during the Class Period and: (a) Sold at or prior to 7:03 a.m. on October 29, 2014, the Exchange Act Recognized Loss Amount per share is zero. (b) Sold after 7:03 a.m. on October 29, 2014, the Exchange Act Recognized Loss Amount per share is the lesser of: (1) $2.32 per share; and (ii) the difference between the purchase price and the sale price. (c) Sold on October 30, 2014, the Exchange Act Recognized Loss Amount per share is the lesser of: (1) $2.95 per share; and (ii) the difference between the purchase price and the sale price. (d) Sold on October 31, 2014, the Exchange Act Recognized Loss Amount per share is the lesser of: (1) $3.56 per share; and (ii) the difference between the purchase price and the sale price. (e) Sold on November 3, 2014, the Exchange Act Recognized Loss Amount per share is the lesser of: (1) $4.61 per share; and (ii) the difference between the purchase price and the sale price. (f) Retained at the end of November 3, 2014 and sold before January 30, 2015, the claim per share shall be the least of: (i) $4.61 per share; (ii) the difference between the purchase price and the sale price; and (iii) the difference between the purchase price and the average closing price up to the date of sale as set forth in Table-1 below. (g) Held as of the close of trading on January 30, 2015 or sold thereafter, the claim per share shall be the lesser of (i) $4.61 per share; and (ii) the difference between the purchase price and $8.96 per share.3 3 Under Section 21(D)(e)(1) of the Exchange Act, “in any private action arising under this Act in which the plaintiff seeks to establish damages by reference to the market price of a security, the award of damages to the plaintiff shall not exceed the difference between the purchase or sale price paid or received, as appropriate, by the plaintiff for the subject security and the mean trading price of that security during the 90-day period beginning on the date on which the information correcting the misstatement or omission that is the basis for the action is disseminated to the market.” Consistent with the requirements of the statute, Exchange Act Recognized Loss Amounts for ARCP common stock are reduced to an appropriate extent by taking into account the closing prices of ARCP common stock during the 90-day look-back period. The mean (average) closing price for ARCP common stock during this 90-day look-back period was $8.96 per share as shown in Table-1. - 9 -

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 12 of 29 EXECUTION COPY ARCP Preferred Stock 6. For each share of ARCP preferred stock purchased or otherwise acquired during the Class Period and: (h) Sold at or prior to 7:03 a.m. on October 29, 2014, the Exchange Act Recognized Loss Amount per share is zero. (i) Sold after 7:03 a.m. on October 29, 2014, or on October 30, 2014 or October 31, 2014, the Exchange Act Recognized Loss Amount per share is the lesser of: (1) $1.25 per share; and (ii) the difference between the purchase price and the sale price. (j) Sold on November 3, 2014, the Exchange Act Recognized Loss Amount per share is the lesser of: (1) $2.40 per share; and (ii) the difference between the purchase price and the sale price. (k) Retained at the end of November 3, 2014 and sold before January 30, 2015, the claim per share shall be the least of: (i) $2.40 per share; (ii) the difference between the purchase price and the sale price; and (iii) the difference between the purchase price and the average closing price up to the date of sale as set forth in Table-1 below. (l) Held as of the close of trading on January 30, 2015 or sold thereafter, the claim per share shall be the lesser of: (i) $2.40 per share; and (ii) the difference between the purchase price and $22.21 per share.4 ARCP TAA Note 7. For each $100 of par of the ARCP TAA Notes purchased or otherwise acquired during the Class Period and: (m) Sold at or prior to 7:03 a.m. on October 29, 2014, the Exchange Act Recognized Loss Amount per share is zero. (n) Sold after 7:03 a.m. on October 29, 2014, or on October 30, 2014 or October 31, 2014, the Exchange Act Recognized Loss Amount per share is the lesser of: (1) $6.37 per $100 of par; and (ii) the difference between the purchase price and the sale price. (o) Sold on November 3, 2014, the Exchange Act Recognized Loss Amount per share is the lesser of: (1) $13.60 per $100 of par; and (ii) the difference between the purchase price and the sale price. 4 Consistent with the requirements of Section 21(D)(e)(1) of the Exchange Act, Exchange Act Recognized Loss Amounts for ARCP preferred stock are reduced to an appropriate extent by taking into account the closing prices of ARCP preferred stock during the 90-day look-back period. The mean (average) closing price for ARCP preferred stock during this 90-day look-back period was $22.21 per share as shown in Table-1. - 10 -

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 13 of 29 EXECUTION COPY (p) Retained at the end of November 3, 2014 and sold before January 30, 2015, the claim per share shall be the least of: (i) $13.60 per $100 of par; (ii) the difference between the purchase price and the sale price; and (iii) the difference between the purchase price and the average volume weighted average price (“VWAP”) up to the date of sale as set forth in Table-1 below. (q) Held as of the close of trading on January 30, 2015 or sold thereafter, the claim per share shall be the lesser of: (i) $13.60 per $100 of par; and (ii) the difference between the purchase price and $91.06 per $100 of par.5 ARCP TAB Note 8. For each $100 of par of the ARCP TAB Notes purchased or otherwise acquired during the Class Period and: (r) Sold at or prior to 7:03 a.m. on October 29, 2014, the Exchange Act Recognized Loss Amount per share is zero. (s) Sold after 7:03 a.m. on October 29, 2014, or on October 30, 2014 or October 31, 2014, the Exchange Act Recognized Loss Amount per share is the lesser of: (1) $9.39 per $100 of par; and (ii) the difference between the purchase price and the sale price. (t) Sold on November 3, 2014, the Exchange Act Recognized Loss Amount per share is the lesser of: (1) $17.81 per $100 of par; and (ii) the difference between the purchase price and the sale price. (u) Retained at the end of November 3, 2014 and sold before January 30, 2015, the claim per share shall be the least of: (i) $17.81 per $100 of par; (ii) the difference between the purchase price and the sale price; and (iii) the difference between the purchase price and the average volume weighted average price (“VWAP”) up to the date of sale as set forth in Table-1 below. (v) Held as of the close of trading on January 30, 2015 or sold thereafter, the claim per share shall be the lesser of: (i) $17.81 per $100 of par; and (ii) the difference between the purchase price and $90.42 per $100 of par.6 5 Consistent with the requirements of Section 21(D)(e)(1) of the Exchange Act, Exchange Act Recognized Loss Amounts for the ARCP TAA Notes are reduced to an appropriate extent by taking into account the VWAPs of the TAA Notes during the 90-day look-back period. The mean (average) VWAP for the TAA Notes during this 90-day look-back period was $91.06 per $100 of par as shown in Table-1. 6 Consistent with the requirements of Section 21(D)(e)(1) of the Exchange Act, Exchange Act Recognized Loss Amounts for the ARCP TAB Notes are reduced to an appropriate extent by taking into account the VWAPs of the TAB Notes during the 90-day look-back period. The mean (average) VWAP for the TAB Notes during this 90-day look-back period was $90.42 per $100 of par as shown in Table-1. - 11 -

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 14 of 29 EXECUTION COPY ARCP QAA/QAB Note 9. For each $100 of par of the ARCP QAA/QAB Notes purchased or otherwise acquired during the Class Period and: (w) Sold at or prior to 7:03 a.m. on October 29, 2014, the Exchange Act Recognized Loss Amount per share is zero. (x) Sold after 7:03 a.m. on October 29, 2014, the Exchange Act Recognized Loss Amount per share is the lesser of: (1) $1.24 per $100 of par; and (ii) the difference between the purchase price and the sale price. (y) Sold on October 30, 2014, the Exchange Act Recognized Loss Amount per share is the lesser of: (1) $2.26 per $100 of par; and (ii) the difference between the purchase price and the sale price. (z) Sold on October 31, 2014, the Exchange Act Recognized Loss Amount per share is the lesser of: (1) $2.60 per $100 of par; and (ii) the difference between the purchase price and the sale price. (aa) Sold on November 3, 2014, the Exchange Act Recognized Loss Amount per share is the lesser of: (1) $4.42 per $100 of par; and (ii) the difference between the purchase price and the sale price. (bb) Retained at the end of November 3, 2014 and sold before January 30, 2015, the claim per share shall be the least of: (i) $4.42 per $100 of par; (ii) the difference between the purchase price and the sale price; and (iii) the difference between the purchase price and the average volume weighted average price (“VWAP”) up to the date of sale as set forth in Table-1 below. (cc) Held as of the close of trading on January 30, 2015 or sold thereafter, the claim per share shall be the lesser of: (i) $4.42 per $100 of par; and (ii) the difference between the purchase price and $95.32 per $100 of par.7 ARCP QAC/QAD Note 10. For each $100 of par of the ARCP QAC/QAD Notes purchased or otherwise acquired during the Class Period and: (dd) Sold at or prior to 7:03 a.m. on October 29, 2014, the Exchange Act Recognized Loss Amount per share is zero. 7 Consistent with the requirements of Section 21(D)(e)(1) of the Exchange Act, Exchange Act Recognized Loss Amounts for the ARCP QAA/QAB Notes are reduced to an appropriate extent by taking into account the VWAPs of the QAA/QAB Notes during the 90-day look-back period. The mean (average) VWAP for the QAA/QAB Notes during this 90-day look-back period was $95.32 per $100 of par as shown in Table-1. - 12 -

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 15 of 29 EXECUTION COPY (ee) Sold after 7:03 a.m. on October 29, 2014, or on October 30, 2014 or October 31, 2014, the Exchange Act Recognized Loss Amount per share is the lesser of: (1) $2.48 per $100 of par; and (ii) the difference between the purchase price and the sale price. (ff) Sold on November 3, 2014, the Exchange Act Recognized Loss Amount per share is the lesser of: (1) $5.47 per $100 of par; and (ii) the difference between the purchase price and the sale price. (gg) Retained at the end of November 3, 2014 and sold before January 30, 2015, the claim per share shall be the least of: (i) $5.47 per $100 of par; (ii) the difference between the purchase price and the sale price; and (iii) the difference between the purchase price and the average volume weighted average price (“VWAP”) up to the date of sale as set forth in Table-1 below. (hh) Held as of the close of trading on January 30, 2015 or sold thereafter, the claim per share shall be the lesser of: (i) $5.47 per $100 of par; and (ii) the difference between the purchase price and $94.08 per $100 of par.8 ARCP QAE/QAF Note 11. For each $100 of par of the ARCP QAE/QAF Notes purchased or otherwise acquired during the Class Period and: (ii) Sold at or prior to 7:03 a.m. on October 29, 2014, the Exchange Act Recognized Loss Amount per share is zero. (jj) Sold after 7:03 a.m. on October 29, 2014, or on October 30, 2014 or October 31, 2014, the Exchange Act Recognized Loss Amount per share is the lesser of: (1) $5.98 per $100 of par; and (ii) the difference between the purchase price and the sale price. (kk) Sold on November 3, 2014, the Exchange Act Recognized Loss Amount per share is the lesser of: (1) $10.37 per $100 of par; and (ii) the difference between the purchase price and the sale price. (ll) Retained at the end of November 3, 2014 and sold before January 30, 2015, the claim per share shall be the least of: (i) $10.37 per $100 of par; (ii) the difference between the purchase price and the sale price; and (iii) the difference between the purchase price and the average volume weighted average price (“VWAP”) up to the date of sale as set forth in Table-1 below. (mm) Held as of the close of trading on January 30, 2015 or sold thereafter, the claim per share shall be the lesser of: (i) $10.37 per $100 of par; and (ii) the difference between the purchase price and $94.21 per $100 of par.9 8 Consistent with the requirements of Section 21(D)(e)(1) of the Exchange Act, Exchange Act Recognized Loss Amounts for the ARCP QAC/QAD Notes are reduced to an appropriate extent by taking into account the VWAPs of the QAC/QAD Notes during the 90-day look-back period. The mean (average) VWAP for the QAC/QAD Notes during this 90-day look-back period was $94.08 per $100 of par as shown in Table-1. - 13 -

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 16 of 29 EXECUTION COPY SECURITIES ACT RECOGNIZED LOSS AMOUNTS 12. Securities Act claims were asserted with respect to ARCP Securities Act Securities purchased or otherwise acquired pursuant or traceable to the Registration Statements. The Section 11 Securities Act claims asserted in the action serve as the basis for the calculation of Securities Act Recognized Loss Amounts. Section 11 provides a statutory formula for the calculation of damages under that provision. The formula set forth below, developed by Plaintiffs’ damages expert generally tracks the statutory formula. For purposes of the calculations, October 30, 2014 is the date of suit, and is the proxy for the date of judgment. 13. Based on the formulas stated below, a “Securities Act Recognized Loss Amount” will be calculated for each purchase/acquisition of ARCP Securities Act Securities. If a Securities Act Recognized Loss Amount calculates to a negative number or zero under the formula below, that number will be zero. 14. For the Securities Act Securities, a Securities Act Recognized Loss Amount will be calculated as set forth below for each purchase or other acquisition of a security pursuant or traceable to a Registration Statement. The calculation of a Securities Act Recognized Loss Amount will depend upon several factors, including (i) which security was purchased or otherwise acquired, and in what amounts; (ii) when the security was purchased or otherwise acquired; and (iii) whether the security was sold, and if so, when they were sold, and for what amounts. The “value” of a security on the date on which a complaint was first filed alleging claims under Section 11 of the Securities Act is relevant for purposes of calculating damages for securities still held as of that date under Section 11(e). Thus, “value” is measured by the closing price on October 30, 2014, which is the date the complaint was filed. Consequently, in order to fairly allocate the Net Settlement Fund, for the securities that are the subject of claims under Section 11 the October 30, 2014 Closing Price shall be utilized in measuring the “value” of the securities. ARCP COMMON STOCK A. The ARCT IV Merger 15. For each share of ARCP common stock received in exchange for shares of ARCT IV, Inc. (“ARCT IV”) in the merger between ARCP and ARCT IV (the “ARCT IV Merger”), and (nn) Sold at or prior to 7:03 a.m. on October 29, 2014, the Securities Act Recognized Loss Amount per share is zero. (a) Held from the ARCT IV Merger and sold before the close of trading on October 30, 2014, the Securities Act Recognized Loss Amount per share is the purchase price (not to 9 Consistent with the requirements of Section 21(D)(e)(1) of the Exchange Act, Exchange Act Recognized Loss Amounts for the ARCP QAE/QAF Notes are reduced to an appropriate extent by taking into account the VWAPs of the QAE/QAF Notes during the 90-day look-back period. The mean (average) VWAP for the QAE/QAF Notes during this 90-day look-back period was $94.21 per $100 of par as shown in Table-1. - 14 -

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 17 of 29 EXECUTION COPY exceed $12.87 per share, the issue price of the ARCP common stock registered in connection with the ARCT IV Merger) minus the sale price. (b) Held from the ARCT IV Merger through the close of trading on October 30, 2014, the Securities Act Recognized Loss Amount per share is the purchase price (not to exceed $12.87 per share, the issue price of the ARCP common stock registered in connection with the ARCT IV Merger) minus $9.42 per share, the price of ARCP common stock on October 30, 2014. B. The Cole Merger 16. For each share of ARCP common stock received in exchange for shares of Cole, Inc. (“Cole”) in the merger between ARCP and Cole (the “Cole Merger”) purchased or otherwise acquired pursuant or traceable to the Registration Statement on Form S-4 dated December 23, 2013 and Proxy Statement/Prospectus dated December 23, 2013 Registration Statement, which registered and ultimately issued 520,443,854 shares of ARCP common stock, and (qq) Sold at or prior to 7:03 a.m. on October 29, 2014, the Securities Act Recognized Loss Amount per share is zero. (a) Held from the Cole Merger and sold before the close of trading on October 30, 2014, the Securities Act Recognized Loss Amount per share is the purchase price (not to exceed $13.35 per share, the issue price of the ARCP common stock registered in connection with Cole Merger) minus the sale price. (b) Held from the Cole Merger through the close of trading on October 30, 2014, the Securities Act Recognized Loss Amount per share is the purchase price (not to exceed $13.35 per share, the issue price of ARCP common stock registered in connection with Cole Merger) minus $9.42 per share, the price of ARCP common stock on October 30, 2014. C. May 20, 2014 Follow-On Offering 17. For each share of ARCP common stock purchased or otherwise acquired pursuant or traceable to the March 14, 2013 Shelf Registration Statement on Form S-3ASR, preliminary Prospectus Supplement dated May 21, 2014, and Prospectus Supplement dated May 23, 2014, which registered and ultimately issued shares of ARCP common stock (the “Follow-On Offering”), and (tt) Sold at or prior to 7:03 a.m. on October 29, 2014, the Securities Act Recognized Loss Amount per share is zero. (a) Held from the Follow-On Offering and sold before the close of trading on October 30, 2014, the Securities Act Recognized Loss Amount per share is the purchase price (not to exceed $12.00 per share, the issue price of the ARCP common stock registered in connection with the Follow-On Offering) minus the sale price. (b) Held from the Follow-On Offering through the close of trading on October 30, 2014, the Securities Act Recognized Loss Amount per share is the purchase price (not to exceed $12.00 per share, the issue price of the ARCP common stock registered in connection with the Follow-On Offering) minus $9.42 per share, the price of ARCP common stock on October 30, 2014. - 15 -

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 18 of 29 EXECUTION COPY ARCP Preferred Stock – ARCT IV Merger 18. For each share of ARCP Series F preferred stock purchased or otherwise acquired pursuant or traceable to the Registration Statement on Form S-4 dated December 3, 2013 and Proxy Statement/Prospectus dated December 4, 2013, which registered and ultimately issued shares of ARCP preferred stock, and (ww) Sold at or prior to 7:03 a.m. on October 29, 2014, the Securities Act Recognized Loss Amount per share is zero. (xx) Sold before the close of trading on October 30, 2014, the Securities Act Recognized Loss Amount per share is the purchase price (not to exceed $25.00 per share, the issue price of ARCP Series F preferred stock) minus the sale price. (yy) Held as of the close of trading on October 30, 2014, the Securities Act Recognized Loss Amount per share is the purchase price (not to exceed $25.00 per share, the issue price of ARCP Series F preferred stock) minus $22.34 per share, the price of ARCP Series F preferred stock on October 30, 2014. ARCP TAA Notes – July 25, 2013 Offering 19. For each $100 of par of ARCP TAA Notes purchased or otherwise acquired pursuant or traceable to the March 14, 2013 Shelf Registration Statement on Form S-3ASR, Prospectus Supplements dated July 23, 2013 and July 25, 2013, and Free Writing Prospectuses dated 23 July 2013, which registered and ultimately issued $310.0 million in face value of the TAA Notes, and (zz) Sold at or prior to 7:03 a.m. on October 29, 2014, the Securities Act Recognized Loss Amount is zero. (aaa) Sold before the close of trading on October 30, 2014, the Securities Act Recognized Loss Amount per share is the purchase price (not to exceed $99.50 per $100 of par, the VWAP of the TAA Notes on July 25, 2013) minus the sale price. (bbb) Held as of the close of trading on October 30, 2014, the Securities Act Recognized Loss Amount per share is the purchase price (not to exceed $99.50 per $100 of par, the VWAP of the TAA Notes on July 25, 2013) minus $94.00 per $100 of par, the VWAP of the TAA Notes on October 30, 2014. ARCP TAA Notes – December 5, 2013 Offering 20. For each $100 of par of ARCP TAA Notes purchased or otherwise acquired pursuant or traceable to the March 14, 2013 Shelf Registration Statement on Form S-3ASR, Prospectus Supplements dated December 5, 2013, December 6, 2013, and December 9, 2013, and Free Writing Prospectus dated December 5, 2013, which registered and reopened the TAA Notes offering for another $287.5 million in face value, and (ccc) Sold at or prior to 7:03 a.m. on October 29, 2014, the Securities Act Recognized Loss Amount is zero. - 16 -

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 19 of 29
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(ddd) Sold before the close of trading on October 30, 2014, the Securities Act Recognized Loss Amount per share is the purchase price (not to exceed $100 per $100 of par, the VWAP of the TAA Notes on December 5, 2013) minus the sale price.

(eee) Held as of the close of trading on October 30, 2014, the Securities Act Recognized Loss Amount per share is the purchase price (not to exceed $100 per $100 of par, the VWAP of the TAA Notes on December 5, 2013) minus $94.00 per $100 of par, the VWAP of the TAA Notes on October 30, 2014.

ARCP TAB Notes – December 5, 2013 Offering

21. For each $100 of par of ARCP TAB Notes purchased or otherwise acquired pursuant or traceable to the March 14, 2013 Shelf Registration Statement on Form S-3ASR, Prospectus Supplements dated December 5, 2013, December 6, 2013, and December 9, 2013, and Free Writing Prospectus dated December 5, 2013, which registered and ultimately issued $402.5 million in face value, and

(fff) Sold at or prior to 7:03 a.m. on October 29, 2014, the Securities Act Recognized Loss Amount is zero.

(ggg) Sold before the close of trading on October 30, 2014, the Securities Act Recognized Loss Amount per share is the purchase price (not to exceed $100 per $100 of par, the VWAP of the TAB Notes on December 5, 2013) minus the sale price.

(hhh) Held as of the close of trading on October 30, 2014, the Securities Act Recognized Loss Amount per share is the purchase price (not to exceed $100 per $100 of par, the VWAP of the TAB Notes on December 5, 2013) minus $93.58 per $100 of par, the VWAP of the TAA Notes on October 30, 2014.

TABLE-1

ARCP Securities Average Closing Prices and VWAPs
November 3, 2014 – January 30, 2015

Date	Common Stock	Preferred Stock	TAA Notes	TAB Notes	QAA/QA B Notes	QAC/QA D Notes	QAE/QAF Notes
11/3/2014	$7.85	$20.91	$85.51	$83.88	$95.86	$93.88	$93.09
11/4/2014	$8.00	$21.12	$86.88	$85.65	$95.39	$93.74	$92.65
11/5/2014	$8.24	$21.28	$88.15	$87.22	$95.32	$93.88	$92.96
11/6/2014	$8.34	$21.40	$88.95	$88.18	$95.45	$94.08	$93.15
11/7/2014	$8.43	$21.47	$89.32	$88.73	$95.53	$94.22	$93.72
11/10/2014	$8.44	$21.51	$89.43	$88.94	$95.62	$94.22	$93.97
11/11/2014	$8.47	$21.57	$89.49	$89.03	$95.62	$94.22	$93.97
11/12/2014	$8.51	$21.61	$89.49	$89.06	$95.66	$94.41	$94.10
11/13/2014	$8.54	$21.64	$89.50	$89.05	$95.74	$94.41	$94.34

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Date	Common Stock	Preferred Stock	TAA Notes	TAB Notes	QAA/QA B Notes	QAC/QA D Notes	QAE/QAF Notes
11/14/2014	$8.56	$21.66	$89.50	$89.03	$95.70	$94.36	$94.34
11/17/2014	$8.58	$21.68	$89.50	$89.03	$95.70	$94.32	$94.30
11/18/2014	$8.60	$21.70	$89.46	$89.03	$95.71	$94.35	$94.30
11/19/2014	$8.61	$21.71	$89.42	$89.03	$95.72	$94.40	$94.32
11/20/2014	$8.64	$21.71	$89.43	$89.06	$95.72	$94.44	$94.32
11/21/2014	$8.66	$21.73	$89.51	$89.16	$95.73	$94.52	$94.32
11/24/2014	$8.69	$21.74	$89.62	$89.26	$95.74	$94.62	$94.49
11/25/2014	$8.71	$21.74	$89.71	$89.37	$95.75	$94.61	$94.49
11/26/2014	$8.75	$21.78	$89.79	$89.47	$95.75	$94.61	$94.49
11/28/2014	$8.78	$21.81	$89.79	$89.47	$95.75	$94.61	$94.63
12/1/2014	$8.81	$21.84	$89.89	$89.60	$95.79	$94.61	$94.69
12/2/2014	$8.83	$21.87	$89.96	$89.60	$95.80	$94.61	$94.69
12/3/2014	$8.85	$21.88	$90.01	$89.69	$95.82	$94.64	$94.69
12/4/2014	$8.87	$21.90	$90.07	$89.69	$95.84	$94.68	$94.72
12/5/2014	$8.88	$21.91	$90.15	$89.80	$95.87	$94.68	$94.72
12/8/2014	$8.89	$21.92	$90.24	$89.80	$95.87	$94.68	$94.77
12/9/2014	$8.91	$21.93	$90.24	$89.93	$95.89	$94.73	$94.77
12/10/2014	$8.92	$21.93	$90.34	$90.05	$95.89	$94.73	$94.82
12/11/2014	$8.93	$21.93	$90.34	$90.15	$95.92	$94.73	$94.88
12/12/2014	$8.93	$21.93	$90.42	$90.23	$95.92	$94.80	$94.96
12/15/2014	$8.91	$21.91	$90.37	$90.13	$95.90	$94.76	$95.01
12/16/2014	$8.87	$21.88	$90.32	$89.94	$95.82	$94.65	$94.93
12/17/2014	$8.85	$21.87	$90.23	$89.80	$95.71	$94.46	$94.60
12/18/2014	$8.83	$21.85	$90.15	$89.67	$95.58	$94.22	$94.27
12/19/2014	$8.81	$21.83	$90.05	$89.53	$95.44	$93.96	$93.96
12/22/2014	$8.79	$21.82	$89.98	$89.44	$95.32	$93.77	$93.96
12/23/2014	$8.78	$21.81	$89.98	$89.44	$95.24	$93.61	$93.96

Date	Common Stock	Preferred Stock	TAA Notes	TAB Notes	QAA/QA B Notes	QAC/QA D Notes	QAE/QAF Notes
12/24/2014	$8.77	$21.81	$89.95	$89.41	$95.18	$93.61	$93.96
12/26/2014	$8.76	$21.81	$89.96	$89.41	$95.18	$93.61	$93.96
12/29/2014	$8.75	$21.81	$89.93	$89.39	$95.16	$93.53	$93.73
12/30/2014	$8.76	$21.84	$90.00	$89.46	$95.17	$93.49	$93.63
12/31/2014	$8.76	$21.86	$90.00	$89.54	$95.18	$93.46	$93.58
1/2/2015	$8.78	$21.88	$90.00	$89.54	$95.19	$93.47	$93.53
1/5/2015	$8.78	$21.91	$90.06	$89.60	$95.21	$93.49	$93.49
1/6/2015	$8.80	$21.93	$90.11	$89.67	$95.21	$93.51	$93.44
1/7/2015	$8.82	$21.95	$90.18	$89.67	$95.22	$93.54	$93.44

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Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 21 of 29
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Date	Common Stock	Preferred Stock	TAA Notes	TAB Notes	QAA/QA B Notes	QAC/QA D Notes	QAE/QAF Notes
1/8/2015	$8.83	$21.97	$90.26	$89.76	$95.23	$93.59	$93.49
1/9/2015	$8.85	$21.99	$90.34	$89.85	$95.24	$93.65	$93.54
1/12/2015	$8.86	$22.01	$90.44	$89.94	$95.24	$93.69	$93.62
1/13/2015	$8.87	$22.03	$90.52	$90.02	$95.24	$93.69	$93.70
1/14/2015	$8.88	$22.05	$90.58	$90.10	$95.24	$93.69	$93.77
1/15/2015	$8.89	$22.06	$90.65	$90.18	$95.22	$93.72	$93.84
1/16/2015	$8.89	$22.08	$90.71	$90.24	$95.21	$93.76	$93.90
1/20/2015	$8.89	$22.10	$90.71	$90.24	$95.20	$93.80	$93.90
1/21/2015	$8.90	$22.11	$90.71	$90.24	$95.21	$93.80	$93.90
1/22/2015	$8.91	$22.13	$90.78	$90.30	$95.23	$93.86	$93.98
1/23/2015	$8.92	$22.14	$90.85	$90.37	$95.27	$93.91	$94.06
1/26/2015	$8.93	$22.16	$90.91	$90.37	$95.28	$93.98	$94.06
1/27/2015	$8.94	$22.17	$90.91	$90.37	$95.29	$93.98	$94.06
1/28/2015	$8.95	$22.19	$90.97	$90.37	$95.29	$93.98	$94.14
1/29/2015	$8.96	$22.20	$91.01	$90.42	$95.31	$94.03	$94.14
1/30/2015	$8.96	$22.21	$91.06	$90.42	$95.32	$94.08	$94.21

A purchase, acquisition or sale of an ARCP Security shall be deemed to have occurred on the "contract" or "trade" date as opposed to the "settlement" or "payment" date. All purchase, acquisition and sale prices shall exclude any fees and commissions. The receipt or grant by gift, devise, or operation of law of ARCP Securities during the Class Period shall not be deemed a purchase, acquisition or sale of ARCP Securities for the calculation of a claimant's recognized claim nor shall it be deemed an assignment of any claim relating to the purchase or acquisition of such shares unless specifically provided in the instrument of gift or assignment. The receipt of ARCP Securities during the Class Period in exchange for securities of any other corporation or entity, other than American Realty Capital Trust IV, Inc. and Cole Real Estate Investments, Inc. (formerly known as Cole Credit Property Trust III, Inc.), shall not be deemed a purchase, acquisition or sale of ARCP Securities.

Distributions will be made to Authorized Claimants after all claims have been processed, after the Court has finally approved the Settlement, and after any appeals are resolved. If there is any balance remaining in the Net Settlement Fund after at least six (6) months from the initial date of distribution of the Net Settlement Fund (whether by reason of tax refunds, uncashed checks, or otherwise), the Claims Administrator shall, if feasible, reallocate such balance among Authorized Claimants in an equitable and economic fashion. These redistributions shall be repeated until the balance remaining in the Net Settlement Fund is no longer economically feasible to distribute to Class Members. Thereafter, any balance that still remains in the Net Settlement Fund shall be donated to any appropriate non-profit charitable organization(s) unaffiliated with any party or their counsel serving the public interest.

Please contact the Claims Administrator or Lead Counsel if you disagree with any determinations made by the Claims Administrator regarding your Proof of Claim and Release. If

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Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 22 of 29 EXECUTION COPY you are dissatisfied with the determinations, you may ask the Court, which retains jurisdiction over all Class Members and the claims administration process, to decide the issue by submitting a written request. The Court has reserved jurisdiction to allow, disallow, or adjust the claim of any Class Member on equitable grounds. Payment pursuant to the Plan of Allocation set forth above shall be conclusive against all Authorized Claimants. No Person shall have any claim against Lead Plaintiff, Lead Counsel, any Claims Administrator, any other Person designated by Lead Plaintiff’s counsel, or any of the Released Persons based on the distributions made substantially in accordance with the Stipulation and the Settlement contained therein, the Plan of Allocation, or further orders of the Court. All Class Members who fail to complete and submit a valid and timely Proof of Claim and Release shall be barred from participating in distributions from the Net Settlement Fund (unless otherwise ordered by the Court), but otherwise shall be bound by all of the terms of the Settlement, including the terms of any judgment entered and the releases given. DO I NEED TO CONTACT LEAD COUNSEL IN ORDER TO PARTICIPATE IN DISTRIBUTION OF THE SETTLEMENT FUND? No. If you have received this Notice and timely submit your Proof of Claim and Release to the designated address, you need not contact Lead Counsel. If your address changes, please contact the Claims Administrator at: ARCP Securities Litigation c/o Gilardi & Co. LLC P.O. Box 43434 Providence, RI 02940-3434 Telephone: 1-866-558-9236 www.ARCPSecuritiesLitigation.com THERE WILL BE NO PAYMENTS IF THE STIPULATION IS TERMINATED The Stipulation may be terminated under several circumstances outlined in it. If the Stipulation is terminated, the Litigation will proceed as if the Stipulation had not been entered into. WHAT ARE THE REASONS FOR SETTLEMENT? The Settlement was reached after contested motion practice directed to the sufficiency of Lead Plaintiff’s claims. The parties also completed document, deposition, and expert discovery. Nevertheless, the Court has not reached any final decisions in connection with Lead Plaintiff’s claims against Defendants. Instead, Lead Plaintiff and Defendants have agreed to this Settlement, which was reached with the substantial assistance of a highly respected mediator. In reaching the Settlement, the parties have avoided the cost, delay and uncertainty of further litigation. As in any litigation, Lead Plaintiff and the Class would face an uncertain outcome if they did not agree to the Settlement. If Lead Plaintiff succeeded at the upcoming trial, Defendants would - 20 -

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 23 of 29 EXECUTION COPY likely file appeals that would postpone final resolution of the case. Continuation of the Litigation against Defendants could result in a judgment greater than this Settlement. Conversely, continuing the case could result in no recovery at all or a recovery that is less than the amount of the Settlement. Lead Plaintiff and Lead Counsel believe that this Settlement is fair and reasonable to the Members of the Class. They have reached this conclusion for several reasons. Specifically, if the Settlement is approved, the Class will receive a certain and immediate monetary recovery. Additionally, Lead Counsel believes that the significant and immediate benefits of the Settlement, when weighed against the significant risk, delay and uncertainty of continued litigation, are a very favorable result for the Class. Defendants are entering into this Settlement because it would be beneficial to avoid the burden, inconvenience, and expense associated with continuing the Litigation, and the uncertainty and risks inherent in any litigation. Defendants have determined that it is desirable and beneficial to them that the Litigation be settled in the manner and upon the terms and conditions set forth in the Stipulation. WHO REPRESENTS THE CLASS? The following attorneys are counsel for the Class: Debra J. Wyman ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900 San Diego, CA 92101 Telephone: 800/449-4900 If you have any questions about the Litigation, or the Settlement, you are entitled to consult with Lead Counsel by contacting counsel at the phone number listed above. You may obtain a copy of the Stipulation by contacting the Claims Administrator at: ARCP Securities Litigation c/o Gilardi & Co. LLC P.O. Box 43434 Providence, RI 02940-3434 Telephone: 1-866-558-9236 www.ARCPSecuritiesLitigation.com HOW WILL THE LEAD PLAINTIFF’S LAWYERS BE PAID? Lead Counsel will file a motion for an award of attorneys’ fees and expenses that will be considered at the Settlement Fairness Hearing. Lead Counsel will apply for an attorneys’ fee award for Plaintiffs’ Counsel in the amount of up to 13% of the Settlement Fund, plus payment of Plaintiffs’ Counsel’s costs, charges and expenses incurred in connection with this Litigation in an amount not to exceed $6 million, which may include awards to Plaintiffs pursuant to 15 U.S.C. - 21 -

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 24 of 29 EXECUTION COPY §78u-4(a)(4) in connection with their representation of the Class. Such sums as may be approved by the Court will be paid from the Settlement Fund. Class Members are not personally liable for any such fees or expenses. The attorneys’ fees and costs, charges and expenses requested will be the only payment to Plaintiffs’ Counsel for their efforts in achieving this outstanding Settlement and for their risk in undertaking this representation on a wholly contingent basis. The fees requested will compensate Plaintiffs’ Counsel for their work in achieving the Settlement. The Court will decide what constitutes a reasonable fee award and may award less than the amount requested by Lead Counsel. CAN I EXCLUDE MYSELF FROM THE SETTLEMENT? No. If you did not exclude yourself from the Class in connection with the Notice of Pendency of Class Action, you remain a Class Member. CAN I OBJECT TO THE SETTLEMENT, THE REQUESTED ATTORNEYS’ FEES, THE REQUESTED PAYMENT OF COSTS AND EXPENSES AND/OR THE PLAN OF ALLOCATION? Yes. If you are a Class Member, you may object to the terms of the Settlement. Whether or not you object to the terms of the Settlement, you may also object to the requested attorneys’ fees, costs, charges and expenses, Plaintiffs’ request for awards for representing the Class and/or the Plan of Allocation. In order for any objection to be considered, you must file a written statement, accompanied by proof of Class membership, with the Court and send a copy to Lead Counsel and ARCP’s Counsel, at the addresses listed below by __________, 20__. The Court’s address is Daniel Patrick Moynihan United States Courthouse, 500 Pearl Street, New York, NY 10007; Lead Counsel’s address is Robbins Geller Rudman & Dowd LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101, c/o Debra J. Wyman; ARCP’s Counsel’s address is: Milbank LLP, 55 Hudson Yards, New York, NY 10001, c/o Jed M. Schwartz. Attendance at the Settlement Fairness Hearing is not necessary; however, persons wishing to be heard orally at the Settlement Fairness Hearing are required to indicate in their written objection their intention to appear at the hearing and identify any witnesses they may call to testify and exhibits, if any, they intend to introduce into evidence. WHAT ARE MY RIGHTS AND OBLIGATIONS UNDER THE SETTLEMENT? If you are a Class Member and you did not exclude yourself from the Class, you may receive the benefit of, and you will be bound by, the terms of the Settlement described in this Notice, upon approval by the Court. HOW CAN I GET A PAYMENT? In order to qualify for a payment, you must timely complete and return the Proof of Claim and Release that accompanies this Notice. A Proof of Claim and Release is enclosed with this Notice and also may be downloaded at www.ARCPSecuritiesLitigation.com. Read the instructions carefully; fill out the Proof of Claim and Release; sign it; and mail or submit it online so that it is postmarked (if mailed) or received (if submitted online) no later than __________, 2020. The Proof of Claim and Release may be submitted online at www.ARCPSecuritiesLitigation.com. If you - 22 -

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 25 of 29 EXECUTION COPY do not submit a timely Proof of Claim and Release with all of the required information, you will not receive a payment from the Settlement Fund; however, unless you expressly excluded yourself from the Class as described above, you will still be bound in all other respects by the Settlement, the Judgment, and the release contained in them. WHAT CLAIMS WILL BE RELEASED BY THE SETTLEMENT? If the Settlement is approved by the Court, the Court will enter a Judgment. If the Judgment becomes final pursuant to the terms of the Stipulation, all Class Members shall be deemed to have, and by operation of the Final Judgment shall have, fully, finally, and forever released, relinquished, and discharged any and all of the Released Persons from all Released Claims. • “Released Claims” means any and all rights, liabilities, suits, debts, obligations, demands, damages, losses, judgment matters, issues, claims (including Unknown Claims), and causes of action of every nature and description whatsoever, in law, equity, or otherwise, whether accrued or unaccrued, fixed or contingent, liquidated or unliquidated, whether arising under federal, state, local, statutory, common law, foreign law, or any other law, rule, or regulation, and whether class and/or individual in nature, concerning, based on, arising out of, or in connection with both: (i) the purchase or other acquisition of ARCP Securities by Lead Plaintiff or any other Class Member during the period between February 28, 2013 and October 29, 2014; and (ii) the allegations, transactions, acts, facts, matters, occurrences, disclosures, statements, filings, representations, omissions, or events that were or could have been alleged or asserted in the Litigation. Released Claims do not include claims to enforce the Settlement, any shareholder derivative claims on behalf of ARCP, or governmental agency actions against the Released Persons. • “Related Parties” means each Defendant’s respective present and former parents, subsidiaries, divisions, controlling persons, associates, entities and affiliates and each and all of their respective present and former employees, members, partners, principals, officers, directors, controlling shareholders, agents, attorneys, advisors (including financial or investment advisors), accountants, auditors, consultants, underwriters, investment bankers, commercial bankers, entities providing fairness opinions, general or limited partners or partnerships, limited liability companies, members, joint ventures and insurers and reinsurers of each of them; as well as the predecessors, successors, assigns, estates, immediate family members, spouses, heirs, executors, trusts, trustees, administrators, agents, legal or personal representatives, assigns, and assignees of each of them, in their capacity as such. • “Released Persons” means each and all of the Defendants and their Related Parties. • “Unknown Claims” means (a) any and all Released Claims which the Releasing Plaintiff Parties do not know or suspect to exist in his, her, or its favor at the time of the release of the Released Persons, which, if known by him, her, or it, might have affected his, her, or its settlement with and release of the Released Persons, or might have affected his, her, or its decision(s) with respect to the Settlement, including, but not limited to, whether or not to object to this Settlement or seek exclusion from the - 23 -

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 26 of 29 EXECUTION COPY Class; and (b) any and all Released Defendants' Claims that the Released Persons do not know or suspect to exist in his, her, or its favor at the time of the release of the Plaintiffs, the Class and Plaintiffs' Counsel, which, if known by him, her, or it, might have affected his, her, or its settlement and release of Plaintiffs, the Class and Plaintiffs' Counsel. With respect to (a) any and all Released Claims against the Released Persons, and (b) any and all Released Defendants’ Claims against Plaintiffs, the Class and Plaintiffs’ Counsel, the Settling Parties stipulate and agree that, upon the Effective Date, the Settling Parties shall expressly waive and each Releasing Plaintiff Party and Released Person shall be deemed to have, and by operation of the Judgment shall have expressly waived, the provisions, rights, and benefits of California Civil Code §1542, which provides: A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her would have materially affected his or her settlement with the debtor or released party. The Settling Parties shall expressly waive and each Releasing Plaintiff Party and Released Person shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code §1542. The Releasing Plaintiff Parties and Released Persons acknowledge that they may hereafter discover facts in addition to or different from those which he, she, it or their counsel now knows or believes to be true with respect to the subject matter of the Released Claims or Released Defendants’ Claims, but (a) the Releasing Plaintiff Parties shall expressly fully, finally, and forever waive, compromise, settle, discharge, extinguish, and release, and each Releasing Plaintiff Party shall be deemed to have waived, compromised, settled, discharged, extinguished, and released, and upon the Effective Date, and by operation of the Judgment shall have waived, compromised, settled, discharged, extinguished, and released, fully, finally, and forever, any and all Released Claims against the Released Persons, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts, legal theories, or authorities, and (b) the Released Persons shall expressly fully, finally, and forever waive, compromise, settle, discharge, extinguish, and release, and upon the Effective Date, and by operation of the Judgment shall have waived, compromised, settled, discharged, extinguished, and released, fully, finally, and forever, any and all Released Defendants’ Claims against the Plaintiffs, the Class and Plaintiffs’ Counsel, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, - 24 -

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 27 of 29 EXECUTION COPY or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts, legal theories, or authorities. The Settling Parties acknowledge, and the Releasing Plaintiff Parties and Released Persons shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is an essential element of the Settlement of which this release is a part. THE SETTLEMENT FAIRNESS HEARING The Court will hold a Settlement Fairness Hearing on _______, 2020, at _:__ _.m., before the Honorable Alvin K. Hellerstein at the United States District Court for the Southern District of New York, Daniel Patrick Moynihan United States Courthouse, 500 Pearl Street, New York, NY 10007, for the purpose of determining whether: (1) the Settlement as set forth in the Stipulation for $1,025,000,000.00 in cash should be approved by the Court as fair, reasonable and adequate; (2) Judgment as provided under the Stipulation should be entered; (3) to award Lead Counsel attorneys’ fees and expenses out of the Settlement Fund and, if so, in what amount; (4) to award Plaintiffs pursuant to 15 U.S.C. §78u-4(a)(4) in connection with their representation of the Class out of the Settlement Fund and, if so, in what amount; and (5) the Plan of Allocation should be approved by the Court. The Court may adjourn or continue the Settlement Fairness Hearing without further notice to Members of the Class. Any Class Member may appear at the Settlement Fairness Hearing and be heard on any of the foregoing matters; provided, however, that no such person shall be heard unless his, her, or its objection is made in writing and is filed, together with proof of membership in the Class and with copies of all other papers and briefs to be submitted by him, her, or it to the Court at the Settlement Fairness Hearing, with the Court no later than ______, 20__, and showing proof of service on the following counsel: Debra J. Wyman Jed M. Schwartz ROBBINS GELLER RUDMAN MILBANK LLP & DOWD LLP 55 Hudson Yards 655 West Broadway, Suite 1900 New York, NY 10001 San Diego, CA 92101 Attorneys for Lead Plaintiff Attorneys for ARCP Unless otherwise directed by the Court, any Class Member who does not make his, her or its objection in the manner provided shall be deemed to have waived all objections to this Settlement and shall be foreclosed from raising (in this or any other proceeding or on any appeal) any objection and any untimely objection shall be barred. If you hire an attorney (at your own expense) to represent you for purposes of objecting, your attorney must serve a notice of appearance on counsel listed above and file it with the Court (at the address set out above) by no later than _____________, 20__. - 25 -

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 28 of 29 EXECUTION COPY INJUNCTION The Court has issued an order enjoining all Class Members from instituting, commencing, maintaining or prosecuting any action in any court or tribunal that asserts Released Claims against any Released Persons, pending final determination by the Court of whether the Settlement should be approved. HOW DO I OBTAIN ADDITIONAL INFORMATION? This Notice contains only a summary of the terms of the proposed Settlement. The records in this Litigation may be examined and copied at any time during regular office hours, and subject to customary copying fees, at the Clerk of the United States District Court for the Southern District of New York. For a fee, all papers filed in this Litigation are available at www.pacer.gov. In addition, all of the Settlement documents, including the Stipulation, this Notice, the Proof of Claim and Release and proposed Judgment may be obtained by contacting the Claims Administrator at: ARCP Securities Litigation c/o Gilardi & Co. LLC P.O. Box 43434 Providence, RI 02940-3434 Email: info@ARCPSecuritiesLitigation.com Telephone: 1-866-558-9236 www.ARCPSecuritiesLitigation.com In addition, you may contact Rick Nelson, Shareholder Relations, Robbins Geller Rudman & Dowd LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101, 1(800)449-4900, if you have any questions about the Litigation or the Settlement. DO NOT WRITE TO OR TELEPHONE THE COURT FOR INFORMATION SPECIAL NOTICE TO BANKS, BROKERS, AND OTHER NOMINEES If you hold any ARCP Securities purchased or acquired during the Class Period, as a nominee for a beneficial owner, then, within fourteen (14) business days after you receive this Notice, you must either: (1) send a copy of this Notice by First-Class Mail to all such Persons; or (2) provide a list of the names and addresses of such Persons to the Claims Administrator: ARCP Securities Litigation c/o Gilardi & Co. LLC P.O. Box 43434 Providence, RI 02940-3434 E-mail: info@ARCPSecuritiesLitigation.com Telephone: 1-866-558-9236 www.ARCPSecuritiesLitigation.com - 26 -

Case 1:15-mc-00040-AKH Document 1272-3 Filed 09/30/19 Page 29 of 29 EXECUTION COPY If you choose to mail the Notice and Proof of Claim and Release yourself, you may obtain from the Claims Administrator (without cost to you) as many additional copies of these documents as you will need to complete the mailing. Regardless of whether you choose to complete the mailing yourself or elect to have the mailing performed for you, you may obtain reimbursement for or advancement of reasonable administrative costs actually incurred or expected to be incurred in connection with forwarding the Notice and which would not have been incurred but for the obligation to forward the Notice, upon submission of appropriate documentation to the Claims Administrator. DATED: ___________________ BY ORDER OF THE UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF NEW YORK - 27 -

Case 1:15-mc-00040-AKH Document 1272-4 Filed 09/30/19 Page 1 of 19 EXHIBIT A-2

Case 1:15-mc-00040-AKH Document 1272-4 Filed 09/30/19 Page 2 of 19 EXECUTION COPY UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF NEW YORK x In re AMERICAN REALTY CAPITAL : Civil Action No. 1:15-mc-00040-AKH PROPERTIES, INC. LITIGATION : : CLASS ACTION : This Document Relates To: : : ALL ACTIONS. : x PROOF OF CLAIM AND RELEASE EXHIBIT A-2

Case 1:15-mc-00040-AKH Document 1272-4 Filed 09/30/19 Page 3 of 19 EXECUTION COPY I. GENERAL INSTRUCTIONS 1. To recover as a member of the Class based on your claims in the action entitled In re American Realty Capital Properties, Inc. Litigation, Civil Action No. 1:15-mc-00040-AKH (the “Litigation”), you must complete and, on page __ hereof, sign this Proof of Claim and Release. If you fail to submit a properly addressed (as set forth in paragraph 3 below) Proof of Claim and Release form, postmarked or received by the date shown below, your claim may be rejected and you may be precluded from any recovery from the Net Settlement Fund created in connection with the proposed settlement of the Litigation (the “Settlement”).1 2. Submission of this Proof of Claim and Release form, however, does not assure that you will share in the proceeds of the Settlement. 3. YOU MUST MAIL OR SUBMIT ONLINE YOUR COMPLETED AND SIGNED PROOF OF CLAIM AND RELEASE FORM, ACCOMPANIED BY COPIES OF THE DOCUMENTS REQUESTED HEREIN, NO LATER THAN ________, 2020, TO THE COURT- APPOINTED CLAIMS ADMINISTRATOR IN THIS CASE, AT THE FOLLOWING ADDRESS: ARCP Securities Litigation Claims Administrator c/o Gilardi & Co. LLC P.O. Box 43434 Providence, RI 02940-3434 Online Submissions: www.ARCPSecuritiesLitigation.com If you are NOT a member of the Class (as defined in the Notice of Proposed Settlement of Class Action (the “Notice”)), DO NOT submit a Proof of Claim and Release form. 1 This Proof of Claim and Release incorporates by reference the definitions in the Stipulation of Settlement (“Stipulation”), which can be obtained at www.ARCPSecuritiesLitigation.com. - 1 -

Case 1:15-mc-00040-AKH Document 1272-4 Filed 09/30/19 Page 4 of 19 EXECUTION COPY 4. If you are a member of the Class and you did not timely request exclusion from the Class, you will be bound by the terms of any judgment entered in the Litigation, including the releases provided therein, WHETHER OR NOT YOU SUBMIT A PROOF OF CLAIM AND RELEASE FORM. II. CLAIMANT IDENTIFICATION You are a member of the Class if you purchased or otherwise acquired American Realty Capital Properties, Inc. (“ARCP”) common stock, preferred stock or debt securities between February 28, 2013 and October 29, 2014. Excluded from the Class are: Defendants, members of the immediate families of each of the Defendants, any person, firm, trust, corporation, officer, director or other individual or entity in which any Defendant has a controlling interest or which is related to or affiliated with any Defendant, and the legal representatives, agents, affiliates, heirs, successors-in-interest, or assigns of any such excluded party. For the avoidance of doubt, this exclusion does not extend to: (1) any investment company or pooled investment fund in which a Third-Party Underwriter Defendant2 may have a direct or indirect interest, or as to which its affiliates may act as an advisor, but of which a Third-Party Underwriter Defendant or its respective affiliates is not a majority owner or does not hold a majority beneficial interest; or (2) any employee benefit plan as to which a Third-Party Underwriter Defendant or its affiliates acts as an investment advisor or otherwise may be a fiduciary; provided, however, that membership in the 2 Third-Party Underwriter Defendants are defined as Barclays Capital Inc., BMO Capital Markets Corp., Capital One Securities, Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Janney Montgomery Scott, LLC, JMP Securities LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Ladenburg Thalmann & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC (f/k/a Mizuho Securities USA Inc.), Morgan Stanley & Co. LLC, Piper Jaffray & Co., PNC Capital Markets LLC, RBS Securities Inc., Robert W. Baird & Co. Incorporated, and Wells Fargo Securities, LLC. - 2 -

Case 1:15-mc-00040-AKH Document 1272-4 Filed 09/30/19 Page 5 of 19 EXECUTION COPY Class by such investment company, pooled investment fund or employee benefit plan is limited to transactions in ARCP Securities made on behalf of, or for the benefit of, persons other than persons that are excluded from the Class by definition. In other words, the Third-Party Underwriter Defendants cannot make a claim on their own behalf for their ownership share in any of the above entities. The Class also excludes any person or entity that entered into any other settlement agreement or otherwise provided a release to any Defendant relating to or arising from the purchase or other acquisition of ARCP Securities prior to October 29, 2014. Also excluded from the Class is any Class Member that validly and timely requested exclusion in accordance with the requirements set by the Court in connection with the Notice of Pendency of Class Action previously provided to the Class. Use Part I of this form entitled “Claimant Identification” to identify each purchaser or acquirer of record (“nominee”), if different from the beneficial purchaser or acquirer of the securities which form the basis of this claim. THIS CLAIM MUST BE FILED BY THE ACTUAL BENEFICIAL PURCHASER(S) OR ACQUIRER(S) OR THE LEGAL REPRESENTATIVE OF SUCH PURCHASER(S) OR ACQUIRER(S) OF THE ARCP SECURITIES UPON WHICH THIS CLAIM IS BASED. All joint purchasers or acquirers must sign this claim. Executors, administrators, guardians, conservators and trustees must complete and sign this claim on behalf of persons represented by them and their authority must accompany this claim and their titles or capacities must be stated. The Social Security (or taxpayer identification) number and telephone number of the beneficial owner may be used in verifying the claim. Failure to provide the foregoing information could delay verification of your claim or result in rejection of the claim. - 3 -

Case 1:15-mc-00040-AKH Document 1272-4 Filed 09/30/19 Page 6 of 19 EXECUTION COPY If you are acting in a representative capacity on behalf of a Class Member (for example, as an executor, administrator, trustee, or other representative), you must submit evidence of your current authority to act on behalf of that Class Member. Such evidence would include, for example, letters testamentary, letters of administration, or a copy of the trust documents. NOTICE REGARDING ELECTRONIC FILES: Certain claimants with large numbers of transactions may request to, or may be requested to, submit information regarding their transactions in electronic files. All claimants MUST submit a manually signed paper Proof of Claim and Release form listing all their transactions whether or not they also submit electronic copies. If you wish to file your claim electronically, you must contact the Claims Administrator at edata@gilardi.com to obtain the required file layout. No electronic files will be considered to have been properly submitted unless the Claims Administrator issues to the claimant a written acknowledgement of receipt and acceptance of electronically submitted data. III. CLAIM FORM Use Part II of this form entitled “Schedule of Transactions in ARCP Common Stock,” Part III of this form entitled “Schedule of Transactions in ARCP Debt Securities” and Part IV of this form entitled “Schedule of Transactions in ARCP Preferred Stock” to supply all required details of your transaction(s) in ARCP Securities. If you need more space or additional schedules, attach separate sheets giving all of the required information in substantially the same form. Sign and print or type your name on each additional sheet. On the schedules, provide all of the requested information with respect to all of your purchases and acquisitions and all of your sales of ARCP common stock, debt securities and preferred stock between February 28, 2013 and October 28, 2014, whether such transactions resulted in a profit or a loss. You must also provide all of the requested information with respect - 4 -

Case 1:15-mc-00040-AKH Document 1272-4 Filed 09/30/19 Page 7 of 19 EXECUTION COPY to all of the shares of ARCP common and preferred stock you held at the close of trading on February 27, 2013, October 28, 2014, and January 30, 2015. Failure to report all such transactions may result in the rejection of your claim. List these transactions separately and in chronological order, by trade date, beginning with the earliest. You must accurately provide the month, day and year of each transaction you list. For short-sale transactions, the date of covering a “short sale” is deemed to be the date of purchase of ARCP common stock, and the date of a “short sale” is deemed to be the date of sale of ARCP common stock. For each transaction, you must provide, together with this claim form, copies of stockbroker confirmation slips, stockbroker statements, or other documents adequately evidencing your transactions in ARCP Securities. If any such documents are not in your possession, please obtain a copy or equivalent documents from your broker because these documents are necessary to prove and process your claim. Failure to provide this documentation could delay verification of your claim or result in rejection of your claim. - 5 -

Case 1:15-mc-00040-AKH Document 1272-4 Filed 09/30/19 Page 8 of 19 EXECUTION COPY UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF NEW YORK In re American Realty Capital Properties, Inc. Litigation Civil Action No. 1:15-mc-00040-AKH PROOF OF CLAIM AND RELEASE Must Be Postmarked (if mailed) or Received (if submitted online) No Later Than: __________, 2020 Please Type or Print REMEMBER TO ATTACH COPIES OF BROKER CONFIRMATIONS OR OTHER DOCUMENTATION OF YOUR TRANSACTIONS IN ARCP SECURITIES. FAILURE TO PROVIDE THIS DOCUMENTATION COULD DELAY VERIFICATION OF YOUR CLAIM OR RESULT IN REJECTION OF YOUR CLAIM. - 6 -

Case 1:15-mc-00040-AKH Document 1272-4 Filed 09/30/19 Page 9 of 19 EXECUTION COPY PART II: SCHEDULE OF TRANSACTIONS IN ARCP COMMON STOCK A. Number of shares of ARCP common stock held at the close of trading on February 27, 2013: B. Purchases or acquisitions of ARCP common stock between February 28, 2013 and October 28, 2014, inclusive: - 7 -

Case 1:15-mc-00040-AKH Document 1272-4 Filed 09/30/19 Page 10 of 19 EXECUTION COPY C. Sales of ARCP common stock between February 28, 2013 and January 30, 2015, inclusive: D. Number of shares of ARCP common stock held at the close of trading on October 28, 2014: E. Number of shares of ARCP common stock held at the close of trading on January 30, 2015: - 8 -

Case 1:15-mc-00040-AKH Document 1272-4 Filed 09/30/19 Page 11 of 19 EXECUTION COPY If you require additional space, attach extra schedules in the same format as above. Sign and print your name on each additional page. YOU MUST READ AND SIGN THE RELEASE ON PAGE _____. FAILURE TO SIGN THE RELEASE MAY RESULT IN A DELAY IN PROCESSING OR THE REJECTION OF YOUR CLAIM. - 9 -

Case 1:15-mc-00040-AKH Document 1272-4 Filed 09/30/19 Page 12 of 19 EXECUTION COPY PART III: SCHEDULE OF TRANSACTIONS IN ARCP DEBT SECURITIES Purchases or Acquisitions Trade Date Debt Offering Number of Units Total Purchase Month Day Year Purchased or Acquired or Acquisition Price Sales (July 25, 2013 – October 28, 2014, inclusive) of ARCP Debt Securities: Trade Date Debt Offering Number of Units Sold Total Sales Price Month Day Year Face value of ARCP Debt Securities held at the close of trading on October 28, 2014: ________________________ If you require additional space, attach extra schedules in the same format as above. Sign and print your name on each additional page. YOU MUST READ AND SIGN THE RELEASE ON PAGE __. FAILURE TO SIGN THE RELEASE MAY RESULT IN A DELAY IN PROCESSING OR THE REJECTION OF YOUR CLAIM. - 10 -

Case 1:15-mc-00040-AKH Document 1272-4 Filed 09/30/19 Page 13 of 19 EXECUTION COPY PART IV: SCHEDULE OF TRANSACTIONS IN ARCP PREFERRED STOCK A. Purchases or acquisitions of ARCP preferred stock between January 6, 2014 – October 28, 2014, inclusive: B. Sales of ARCP preferred stock between January 6, 2014 – January 30, 2015, inclusive: C. Number of shares of ARCP preferred stock held at the close of trading on October 28, 2014: - 11 -

Case 1:15-mc-00040-AKH Document 1272-4 Filed 09/30/19 Page 14 of 19 EXECUTION COPY E. Number of shares of ARCP preferred stock held at the close of trading on January 30, 2015: If you require additional space, attach extra schedules in the same format as above. Sign and print your name on each additional page. YOU MUST READ AND SIGN THE RELEASE ON PAGE __. FAILURE TO SIGN THE RELEASE MAY RESULT IN A DELAY IN PROCESSING OR THE REJECTION OF YOUR CLAIM. IV. SUBMISSION TO JURISDICTION OF COURT AND ACKNOWLEDGMENTS I (We) submit this Proof of Claim and Release under the terms of the Stipulation described in the Notice. I (We) also submit to the jurisdiction of the United States District Court for the Southern District of New York with respect to my (our) claim as a Class Member and for purposes of enforcing the releases set forth herein. I (We) further acknowledge that I am (we are) bound by and subject to the terms of the Stipulation and any judgment that may be entered in the Litigation, including the releases and the covenants set forth herein. I (We) agree to furnish additional information to the Claims Administrator to support this claim if requested to do so. I (We) have not submitted any other claim in connection with the purchase or acquisition of ARCP Securities during the Class Period and know of no other person having done so on my (our) behalf. V. RELEASES 1. I (We) hereby acknowledge full and complete satisfaction of, and do hereby fully, finally, and forever settle, release, and discharge from the Released Claims each and all of the Released Persons. 2. “Released Persons” means each and all of the Defendants and their Related Parties. - 12 -

Case 1:15-mc-00040-AKH Document 1272-4 Filed 09/30/19 Page 15 of 19 EXECUTION COPY 3. “Released Claims” means any and all rights, liabilities, suits, debts, obligations, demands, damages, losses, judgment matters, issues, claims (including Unknown Claims), and causes of action of every nature and description whatsoever, in law, equity, or otherwise, whether accrued or unaccrued, fixed or contingent, liquidated or unliquidated, whether arising under federal, state, local, statutory, common law, foreign law, or any other law, rule, or regulation, and whether class and/or individual in nature, concerning, based on, arising out of, or in connection with both: (i) the purchase or other acquisition of ARCP Securities by Lead Plaintiff or any other Class Member during the period between February 28, 2013 and October 29, 2014; and (ii) the allegations, transactions, acts, facts, matters, occurrences, disclosures, statements, filings, representations, omissions, or events that were or could have been alleged or asserted in the Litigation. Released Claims do not include claims to enforce the Settlement, any shareholder derivative claims on behalf of ARCP, or governmental agency actions against the Released Persons. 4. “Released Defendants’ Claims” means any and all claims and causes of action of every nature and description whatsoever, including both known claims and Unknown Claims, that arise out of, are based upon, or relate in any way to the institution, prosecution, or settlement of the claims against Defendants in the Litigation, except for claims relating to the enforcement of the Settlement. 5. “Unknown Claims” means (a) any and all Released Claims which the Releasing Plaintiff Parties do not know or suspect to exist in his, her, or its favor at the time of the release of the Released Persons, which, if known by him, her, or it, might have affected his, her, or its settlement with and release of the Released Persons, or might have affected his, her, or its decision(s) with respect to the Settlement, including, but not limited to, whether or not to object to this Settlement or seek exclusion from the Class; and (b) any and all Released Defendants’ Claims that the Released Persons do not know or suspect to exist in his, her, or its favor at the time of the - 13 -

Case 1:15-mc-00040-AKH Document 1272-4 Filed 09/30/19 Page 16 of 19 EXECUTION COPY release of the Plaintiffs, the Class and Plaintiffs’ Counsel, which, if known by him, her, or it, might have affected his, her, or its settlement and release of Plaintiffs, the Class and Plaintiffs’ Counsel. With respect to (a) any and all Released Claims against the Released Persons, and (b) any and all Released Defendants’ Claims against Plaintiffs, the Class and Plaintiffs’ Counsel, the Settling Parties stipulate and agree that, upon the Effective Date, the Settling Parties shall expressly waive and each Releasing Plaintiff Party and Released Person shall be deemed to have, and by operation of the Judgment shall have expressly waived, the provisions, rights, and benefits of California Civil Code §1542, which provides: A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party. The Settling Parties shall expressly waive and each Releasing Plaintiff Party and Released Person shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code §1542. The Releasing Plaintiff Parties and Released Persons acknowledge that they may hereafter discover facts in addition to or different from those which he, she, it or their counsel now knows or believes to be true with respect to the subject matter of the Released Claims or Released Defendants’ Claims, but (a) the Releasing Plaintiff Parties shall expressly fully, finally, and forever waive, compromise, settle, discharge, extinguish, and release, and each Releasing Plaintiff Party shall be deemed to have waived, compromised, settled, discharged, extinguished, and released, and upon the Effective Date, and by operation of the Judgment shall have waived, compromised, settled, discharged, extinguished, and released, fully, finally, and forever, any and all Released Claims against the Released Persons, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, - 14 -

Case 1:15-mc-00040-AKH Document 1272-4 Filed 09/30/19 Page 17 of 19 EXECUTION COPY upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts, legal theories, or authorities, and (b) the Released Persons shall expressly fully, finally, and forever waive, compromise, settle, discharge, extinguish, and release, and upon the Effective Date, and by operation of the Judgment shall have waived, compromised, settled, discharged, extinguished, and released, fully, finally, and forever, any and all Released Defendants’ Claims against the Plaintiffs, the Class and Plaintiffs’ Counsel, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts, legal theories, or authorities. The Settling Parties acknowledge, and the Releasing Plaintiff Parties and Released Persons shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is an essential element of the Settlement of which this release is a part. 6. These releases shall be of no force or effect unless and until the Court approves the Stipulation and the Settlement becomes effective on the Effective Date. 7. I (We) hereby warrant and represent that I (we) have not assigned or transferred or purported to assign or transfer, voluntarily or involuntarily, any claim or matter released pursuant to this release or any other part or portion thereof. - 15 -

Case 1:15-mc-00040-AKH Document 1272-4 Filed 09/30/19 Page 18 of 19 EXECUTION COPY 8. I (We) hereby warrant and represent that I (we) have included information about all of my (our) purchases, acquisitions and sales of ARCP common stock, preferred stock and debt securities during the Class Period and the number of shares of ARCP common and preferred stock held by me (us) at the close of trading on February 27, 2013, October 28, 2014, and January 30, 2015. I (We) declare under penalty of perjury under the laws of the United States of America that the foregoing information supplied by the undersigned is true and correct and that the Claimant has not previously entered into any settlement agreement or provided a release of claims to any Defendant relating to or arising from the purchase or other acquisition of ARCP Securities prior to October 29, 2014. - 16 -

Case 1:15-mc-00040-AKH Document 1272-4 Filed 09/30/19 Page 19 of 19 EXECUTION COPY THIS PROOF OF CLAIM AND RELEASE FORM MUST BE SUBMITTED ONLINE OR MAILED NO LATER THAN ____ __, 2020, ADDRESSED AS FOLLOWS: ARCP Securities Litigation Claims Administrator c/o Gilardi & Co. LLC P.O. Box 43434 Providence, RI 02940-3434 ARCPS iti Liti ti - 17 -

Case 1:15-mc-00040-AKH Document 1272-5 Filed 09/30/19 Page 1 of 5 EXHIBIT A-3

Case 1:15-mc-00040-AKH Document 1272-5 Filed 09/30/19 Page 2 of 5 EXECUTION COPY UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF NEW YORK x In re AMERICAN REALTY CAPITAL : Civil Action No. 1:15-mc-00040-AKH PROPERTIES, INC. LITIGATION : : CLASS ACTION : This Document Relates To: : : ALL ACTIONS. : x SUMMARY NOTICE OF PROPOSED SETTLEMENT OF CLASS ACTION EXHIBIT A-3

Case 1:15-mc-00040-AKH Document 1272-5 Filed 09/30/19 Page 3 of 5 EXECUTION COPY TO: ALL PERSONS AND ENTITIES THAT PURCHASED OR OTHERWISE ACQUIRED THE COMMON STOCK, PREFERRED STOCK, OR DEBT SECURITIES OF AMERICAN REALTY CAPITAL PROPERTIES, INC. (“ARCP”, NOW KNOWN AS VEREIT, INC.) OR ARC PROPERTIES OPERATING PARTNERSHIP, L.P. (NOW KNOWN AS VEREIT OPERATING PARTNERSHIP, L.P.) (“ARCP SECURITIES”) DURING THE PERIOD BETWEEN FEBRUARY 28, 2013 AND OCTOBER 29, 2014 (THE “CLASS PERIOD”) THIS NOTICE WAS AUTHORIZED BY THE COURT. IT IS NOT A LAWYER SOLICITATION. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOU ARE HEREBY NOTIFIED that a hearing will be held on ____________, 2020, at __:__ _.m., before the Honorable Alvin K. Hellerstein at the Daniel Patrick Moynihan United States Courthouse, 500 Pearl Street, New York, NY 10007, to determine whether: (1) the proposed settlement (the “Settlement”) of the above-captioned action as set forth in the Stipulation of Settlement (“Stipulation”)1 for $1,025,000,000.00 in cash should be approved by the Court as fair, reasonable and adequate; (2) the Judgment as provided under the Stipulation should be entered dismissing the Litigation with prejudice; (3) to award Lead Counsel attorneys’ fees and costs, charges and expenses out of the Settlement Fund (as defined in the Notice of Proposed Settlement of Class Action (“Notice”), which is discussed below) and, if so, in what amount; (4) to pay Plaintiffs for their costs and expenses in representing the Class out of the Settlement Fund and, if so, in what amount; and (5) the Plan of Allocation should be approved by the Court as fair, reasonable and adequate. 1 The Stipulation can be viewed and/or obtained at www.ARCPSecuritiesLitigation.com. Capitalized terms not otherwise defined herein have the meaning given to them in the Stipulation. - 1 -

Case 1:15-mc-00040-AKH Document 1272-5 Filed 09/30/19 Page 4 of 5 EXECUTION COPY IF YOU PURCHASED OR ACQUIRED ARCP SECURITIES BETWEEN FEBRUARY 28, 2013 AND OCTOBER 29, 2014, YOUR RIGHTS MAY BE AFFECTED BY THE SETTLEMENT OF THIS LITIGATION. To share in the distribution of the Settlement Fund, you must establish your rights by submitting a Proof of Claim and Release form by mail (postmarked no later than ___________, 2020) or electronically (no later than _________, 2020). Your failure to submit your Proof of Claim and Release by ______, 2020, will subject your claim to rejection and preclude your receiving any of the recovery in connection with the Settlement of this Litigation. If you are a Member of the Class and did not timely and validly request exclusion therefrom in accordance with the requirements set forth by the Court in connection with the Notice of Pendency of Class Action, you will be bound by the Settlement and any judgment and release entered in the Litigation, including, but not limited to, the Judgment, whether or not you submit a Proof of Claim and Release. If you have not received a copy of the Notice, which more completely describes the Settlement and your rights thereunder (including your right to object to the Settlement), and a Proof of Claim and Release, you may obtain these documents, as well as a copy of the Stipulation and other settlement documents, online at www.ARCPSecuritiesLitigation.com, or by writing to: ARCP Securities Litigation c/o Gilardi & Co. LLC P.O. Box 43434 Providence, RI 02940-3434 Inquiries should NOT be directed to Defendants, the Court, or the Clerk of the Court. Inquiries, other than requests for the Notice or for a Proof of Claim and Release, may be made to a representative of Lead Counsel: - 2 -

Case 1:15-mc-00040-AKH Document 1272-5 Filed 09/30/19 Page 5 of 5 EXECUTION COPY ROBBINS GELLER RUDMAN & DOWD LLP Rick Nelson c/o Shareholder Relations 655 West Broadway, Suite 1900 San Diego, CA 92101 Telephone: 800/449-4900 IF YOU ARE A CLASS MEMBER, YOU HAVE THE RIGHT TO OBJECT TO THE SETTLEMENT, THE PLAN OF ALLOCATION, THE REQUEST BY LEAD COUNSEL FOR AN AWARD OF ATTORNEYS’ FEES AND EXPENSES AND/OR THE AWARDS TO PLAINTIFFS PURSUANT TO 15 U.S.C. §77z-1(a)(4) and/or 15 U.S.C. §78u-4(a)(4) IN CONNECTION WITH THEIR REPRESENTATION OF THE CLASS. ANY OBJECTIONS MUST BE FILED WITH THE COURT AND SENT TO LEAD COUNSEL AND ARCP’S COUNSEL BY _____________, 20__, IN THE MANNER AND FORM EXPLAINED IN THE NOTICE. DATED: _____________________ ________________________________ BY ORDER OF THE UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF NEW YORK - 3 -

Case 1:15-mc-00040-AKH Document 1272-6 Filed 09/30/19 Page 1 of 12 EXHIBIT B

Case 1:15-mc-00040-AKH Document 1272-6 Filed 09/30/19 Page 2 of 12 EXECUTION COPY UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF NEW YORK x In re AMERICAN REALTY CAPITAL : Civil Action No. 1:15-mc-00040-AKH PROPERTIES, INC. LITIGATION : : CLASS ACTION : This Document Relates To: : : ALL ACTIONS. : x [PROPOSED] ORDER AND FINAL JUDGMENT EXHIBIT B 42350.00200

Case 1:15-mc-00040-AKH Document 1272-6 Filed 09/30/19 Page 3 of 12 EXECUTION COPY On the ____ day of ________, 2020, a hearing having been held before this Court to determine: (1) whether the terms and conditions of the Stipulation of Settlement dated September 30, 2019 (the “Stipulation”) are fair, reasonable and adequate for the settlement of all claims asserted by the Class against the Defendants in the complaint now pending in this Court in the above captioned action (the “Litigation”), including the release of the Released Persons, and should be approved; (2) whether judgment should be entered dismissing the Complaint on the merits and with prejudice in favor of the Defendants herein and as against all persons or entities who are Members of the Class herein who have not timely and validly requested exclusion therefrom; (3) whether to approve the Plan of Allocation as a fair and reasonable method to allocate the settlement proceeds among the Members of the Class; (4) whether and in what amount to award Lead Counsel fees and costs, charges and expenses; and (5) whether and in what amount to award Plaintiffs for their costs and expenses in representing the Class; the Court having considered all matters submitted to it at the hearing and otherwise; it appearing that a notice of the hearing substantially in the form approved by the Court was provided to all individuals and entities, reasonably identifiable, who purchased or otherwise acquired ARCP Securities between February 28, 2013 and October 29, 2014, as shown by the records compiled by the Claims Administrator in connection with its providing of the Notice, at the respective addresses set forth in such records, and that a summary notice of the hearing substantially in the form approved by the Court was published pursuant to the Order Granting Preliminarily Approval Pursuant to Fed. R. Civ. P. 23(e)(1) and Permitting Notice to the Class as set forth in the Declaration of ______________, and the Supplemental Declaration of _____________; the Court having considered and determined the fairness and reasonableness of the award of attorneys’ fees and costs, charges and expenses - 1 -

Case 1:15-mc-00040-AKH Document 1272-6 Filed 09/30/19 Page 4 of 12 EXECUTION COPY requested by Lead Counsel and the request for Plaintiffs’ costs and expenses; and all capitalized terms not otherwise defined herein having the meanings set forth and defined in the Stipulation. NOW, THEREFORE, IT IS HEREBY ORDERED THAT: 1. This Judgment incorporates by reference the definitions in the Stipulation, and all terms used herein shall have the same meanings as set forth in the Stipulation, unless otherwise set forth herein. 2. The Court has jurisdiction over the subject matter of this Litigation, the Lead Plaintiff, all Class Members, and Defendants. 3. Excluded from the Class is any Class Member that validly and timely requested exclusion, which Class Members are identified in Exhibit A hereto. Also excluded from the Class is any person or entity that entered into a settlement agreement or otherwise provided a release to any Defendant relating to or arising from the purchase or other acquisition of ARCP Securities prior to October 29, 2014, which persons and entities (to the extent known to VEREIT) are identified in Exhibit B which shall be filed with the Court either publicly or under seal depending upon the determination of the treatment by the Court in connection with the Settlement approval process. 4. Notice of the pendency of this Litigation and the proposed Settlement was given to all Class Members who could be identified with reasonable effort. The form and method of notifying the Class of the pendency of the Litigation and the terms and conditions of the proposed Settlement met the requirements of Rule 23 of the Federal Rules of Civil Procedure, the Private Securities Litigation Reform Act of 1995 (the “PSLRA”), due process, and any other applicable law, constituted the best notice practicable under the circumstances, and constituted due and sufficient notice to all individuals and entities entitled thereto. - 2 -

Case 1:15-mc-00040-AKH Document 1272-6 Filed 09/30/19 Page 5 of 12 EXECUTION COPY 5. Pursuant to Federal Rule of Civil Procedure 23(e)(2), the Court hereby approves the Settlement set forth in the Stipulation and finds that in light of the benefits to the Class, the complexity and expense of further litigation, and the costs of continued litigation, the Settlement is, in all respects, fair, reasonable, and adequate having considered and found that: (a) Lead Plaintiff and Lead Counsel have adequately represented the Class; (b) the proposal was negotiated at arm’s length; (c) the relief provided for the Class is adequate, having taken into account (i) the costs, risks, and delay of trial and appeal; (ii) the effectiveness of any proposed method of distributing relief to the Class, including the method of processing Class Members’ claims; (iii) the terms of any proposed award of attorneys’ fees, including timing of payment; and (iv) any agreement required to be identified under Rule 23(e)(2); and (d) the proposed Plan of Allocation treats Class Members equitably relative to each other. 6. Accordingly, the Court authorizes and directs implementation and performance of all the terms and provisions of the Stipulation, as well as the terms and provisions hereof. Except as to any individual claim of those Persons (identified in Exhibit A attached hereto) who have validly and timely requested exclusion from the Class, the Court hereby dismisses all Released Claims of the Class, as against the Released Persons, with prejudice. The Settling Parties are to bear their own costs, except as to and to the extent provided in the Stipulation and herein. 7. The releases as set forth in ¶¶4.1-4.6 of the Stipulation (the “Releases”), together with the definitions contained in ¶¶1.1-1.42 relating thereto, are expressly incorporated herein in all respects. The Releases are effective as of the Effective Date. 8. Upon the Effective Date, each of the Releasing Plaintiff Parties will be forever barred and enjoined from commencing, instituting, prosecuting, or continuing to prosecute any action or other proceeding in any court of law or equity, arbitration tribunal, or administrative - 3 -

Case 1:15-mc-00040-AKH Document 1272-6 Filed 09/30/19 Page 6 of 12 EXECUTION COPY forum, asserting the Released Claims against any of the Released Persons. Claims to enforce the terms of the Stipulation are not released. 9. Upon the Effective Date, Lead Plaintiff shall, and each and every Releasing Plaintiff Party shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever waived, released, relinquished, discharged and dismissed each and every one of the Released Claims (including Unknown Claims) against each and every one of the Released Persons and shall forever be barred and enjoined from commencing, instituting, prosecuting, or maintaining any and all of the Released Claims against any and all of the Released Persons, whether or not such Releasing Plaintiff Party executes and delivers the Proof of Claim and Release or shares in the Net Settlement Fund. Lead Plaintiff and each Releasing Plaintiff Party are bound by this Judgment, including, without limitation, the release of claims as set forth in the Stipulation. The Released Claims are hereby compromised, settled, released, discharged, and dismissed as against the Released Persons on the merits and with prejudice by virtue of the proceedings herein and this Order and Final Judgment. Claims to enforce the terms of the Settlement are not released. 10. Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished, and discharged Plaintiffs, the Class and Plaintiffs’ Counsel from all Released Defendants’ Claims (including Unknown Claims). Claims to enforce the terms of the Stipulation are not released. 11. In the event that the Settlement becomes Final, and approval of the Derivative Settlement is reversed or vacated on appeal, each of the contributions into the Settlement Fund listed in ¶2.2 (i-iv) of the Stipulation shall be deemed to have been made solely by and wholly attributable to VEREIT and, in such event, VEREIT shall retain the right to pursue against such contributing parties listed in ¶2.2 (i-iv) of the Stipulation any contribution or similar claims relating - 4 -

Case 1:15-mc-00040-AKH Document 1272-6 Filed 09/30/19 Page 7 of 12 EXECUTION COPY to the contributions to the Settlement Fund, provided, however, that VEREIT shall not be permitted to pursue any claim for prior advancement or indemnification of attorney’s fees or other expenses incurred in connection with the Litigation or any other proceeding other than the Derivative Action. 12. Upon the Effective Date, to the fullest extent permitted by law, (i) all Persons shall be permanently enjoined, barred and restrained from commencing, instituting, prosecuting, or maintaining any claims, actions, or causes of action for contribution, indemnity or otherwise against any of the Released Persons seeking as damages or otherwise the recovery of all or part of any liability, judgment or settlement which they pay or are obligated to pay or agree to pay to the Releasing Plaintiff Parties arising out of, relating to or concerning any acts, facts, statements or omissions that were or could have been alleged in the Litigation, both known and Unknown Claims, whether arising under state, federal or foreign law, as claims, cross-claims, counterclaims, third-party claims or otherwise, in the Court or any other federal, state, or foreign court, or in any arbitration proceeding, administrative agency proceeding, tribunal, or any other proceeding or forum; and (ii) all Released Persons shall be permanently enjoined, barred and restrained from commencing, instituting, prosecuting, or maintaining any claims, actions, or causes of action for contribution, indemnity or otherwise against any Persons seeking as damages or otherwise the recovery of all or any part of any liability, judgment or settlement which they pay or are obligated to pay or agree to pay to the Releasing Plaintiff Parties arising out of, relating to, or concerning any acts, facts, statements or omissions that were or could have been alleged in the Litigation, both known and Unknown Claims, whether arising under state, federal or foreign law, as claims, cross- claims, counterclaims, third-party claims or otherwise, in the Court or any other federal, state, or foreign court, or in any arbitration proceeding, administrative agency proceeding, tribunal, or any - 5 -

Case 1:15-mc-00040-AKH Document 1272-6 Filed 09/30/19 Page 8 of 12 EXECUTION COPY other proceeding or forum; provided that clauses (i) and (ii) of this Paragraph shall not be construed to modify, amend, or supersede any agreements between or among the Released Persons with respect to claims between or among those Released Persons, including but not limited to the Supplementary Agreements as defined in the stipulation submitted to the Court in connection with the Derivative Settlement. 13. Defendants have denied, and continue to deny, any and all allegations and claims asserted in the Litigation, and Defendants have represented that they entered into the Settlement because it would be beneficial to avoid the burden, inconvenience, and expense associated with continuing the Litigation and the uncertainty and risks inherent in any litigation. Neither this Order and Final Judgment, the Stipulation, nor any of their respective terms and provisions, nor any of the negotiations, discussions, or proceedings connected with them, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement, nor any of the documents or statements referred to therein, nor any payment or consideration provided for therein, shall be: (a) offered or received against any of the Released Persons as evidence of, or construed as evidence of, any presumption, concession, or admission by any of the Released Persons with respect to the truth of any of the allegations in the Litigation or the validity of any claim that has been or could have been asserted against any of the Released Persons in the Litigation or in any other litigation, action, or proceeding, whether civil, criminal, or administrative, in any court, administrative agency, or other tribunal, or the deficiency of any defense that has been or could have been asserted in the Litigation or in any other litigation, action, or proceeding, whether civil, criminal, or administrative in any court, administrative agency, or - 6 -

Case 1:15-mc-00040-AKH Document 1272-6 Filed 09/30/19 Page 9 of 12 EXECUTION COPY other tribunal, or of any liability, negligence, fault, or other wrongdoing of any kind by any of the Released Persons; (b) offered or received against any of the Released Persons as evidence of, or construed as evidence of, any presumption, concession, or admission of any fault, misrepresentation, or omission with respect to any statement or written document approved or made by any of the Released Persons, or against Lead Plaintiff or any Member of the Class as evidence of, or construed as evidence of, any infirmity of the claims alleged by Lead Plaintiff; (c) offered or received against the Released Persons, Lead Plaintiff, or any Member of the Class as evidence of, or construed as evidence of, any presumption, concession, or admission by any of the Released Persons, Lead Plaintiff, or any Member of the Class with respect to any liability, negligence, fault, or wrongdoing as against any of the Released Persons, Lead Plaintiff, or any Member of the Class in any other litigation, action, or proceeding, whether civil, criminal, or administrative, in any court, administrative agency, or other tribunal, other than such proceedings as may be necessary to effectuate the provisions of the Stipulation or this Order and Final Judgment; provided, however, that the Released Persons, Lead Plaintiff, and any Member of the Class may refer to them to effectuate the liability protection granted them hereunder; (d) offered or received against any of the Released Persons as evidence of, or construed as evidence of, any presumption, concession, or admission by any of the Released Persons that the Settlement Amount represents the amount which could or would have been recovered after trial; or (e) offered or received against Lead Plaintiff or any Member of the Class as evidence of, or construed as evidence of, any presumption, concession, or admission by Lead Plaintiff or any Member of the Class that any of their claims are without merit, or that any defenses - 7 -

Case 1:15-mc-00040-AKH Document 1272-6 Filed 09/30/19 Page 10 of 12 EXECUTION COPY asserted by the Defendants in the Litigation have any merit, or that damages recoverable in the Litigation would not have exceeded the Settlement Fund. 14. The Released Persons may file the Stipulation and/or this Judgment in any action in order to support a defense, claim, or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim. 15. The Court finds that certain Defendants have satisfied their financial obligations under the Stipulation by paying or causing to be paid $1,025,000,000.00 plus any accrued interest from October 15, 2019 until deposited with the Escrow Agent to the Settlement Fund, in accordance with ¶¶2.2(i-iv) of the Stipulation. 16. The Court finds and concludes that the Lead Plaintiff, Plaintiffs’ Counsel, Defendants and Defendants’ Counsel have complied with each requirement of Rule 11(b) of the Federal Rules of Civil Procedure as to any complaint, responsive pleading, dispositive motion, or other filing. 17. Any Plan of Allocation submitted by Lead Counsel or any order entered regarding any attorneys’ fee and expense application or awards to Plaintiffs shall in no way disturb or affect this Judgment and shall be considered separate from this Judgment. Separate orders shall be entered regarding approval of a plan of allocation and Lead Counsel’s application for an award of attorneys’ fees and expenses, and awards to Plaintiffs. 18. The Settling Parties are hereby authorized, without further approval of the Court, to unanimously agree to and adopt in writing amendments, modifications, and expansions of the Stipulation, provided that such amendments, modifications, and expansions of the Stipulation are - 8 -

Case 1:15-mc-00040-AKH Document 1272-6 Filed 09/30/19 Page 11 of 12 EXECUTION COPY not materially inconsistent with this Judgment, and do not materially limit the rights of the Members of the Class under the Stipulation. 19. Any appeal or any challenge affecting the approval of (a) the Plan of Allocation submitted by Lead Counsel and/or (b) this Court’s approval regarding any attorneys’ fee and expense applications, including any awards to Plaintiffs, shall in no way disturb or affect the finality of the other provisions of this Order and Final Judgment nor the Effective Date of the Settlement. 20. Without affecting the finality of this Judgment in any way, jurisdiction is hereby retained over Defendants, Plaintiffs and Class Members for all matters relating to the administration, interpretation, effectuation or enforcement of the Stipulation and this Order and Final Judgment, including administering and distributing the settlement proceeds to the Members of the Class. 21. In the event that the Effective Date does not occur in accordance with the terms of the Stipulation, or is terminated pursuant to ¶2.17 of the Stipulation, ¶¶7.4, 7.5 and 7.6 of the Stipulation shall apply and this Order and Final Judgment shall be rendered null and void to the extent provided by and in accordance with the Stipulation and shall be vacated and may not be introduced as evidence or reflected in any action or proceeding by any person or entity, and each party shall be restored to his, her or its respective position as it existed prior to August 21, 2019. 22. Without further order of the Court, the parties may agree to reasonable extensions of time to carry out any of the provisions of the Stipulation. 23. Defendants have provided notification to all appropriate federal and state officials regarding the Settlement as required by 28 U.S.C. §1715. - 9 -

Case 1:15-mc-00040-AKH Document 1272-6 Filed 09/30/19 Page 12 of 12 EXECUTION COPY 24. This Litigation and all Released Claims are dismissed with prejudice. The parties are to bear their own costs, except as otherwise agreed to in writing by the Settling Parties or as otherwise provided in the Stipulation or this Order and Final Judgment. 25. There is no just reason for delay in the entry of this Order and Final Judgment and immediate entry by the Clerk of the Court is expressly directed. DATED: ____________________ THE HONORABLE ALVIN K. HELLERSTEIN UNITED STATES DISTRICT JUDGE - 10 -